SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.                  )

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HASBRO, INC.

(Name of Registrant as Specified In Its Charter)

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HASBRO, INC.

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS

Time:

11:00 a.m. local time

Date:

Thursday, May 20, 2010

Place:

Hasbro, Inc. Corporate Offices
1027 Newport Avenue
Pawtucket, Rhode Island 02862

Purpose:

•	Elect twelve directors.

•	Approve Amendments to the Restated 2003 Stock Incentive Performance Plan.

•	Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Other Important Information:

•	Hasbro’s Board of Directors recommends that you vote your shares “FOR” each of the nominees for director, “FOR” approval of the Amendments to the Restated 2003 Stock Incentive Performance Plan, and “FOR” the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2010.

•	Shareholders of record of Hasbro common stock at the close of business on March 26, 2010 may vote at the meeting.

•	You are cordially invited to attend the meeting to vote your shares in person. If you are not able to do so, you may vote by Internet, by telephone or by mail. See the proxy statement for specific instructions. Please vote your shares.

•	On or about April 7, 2010, we will begin mailing a Notice of Internet Availability of Hasbro’s Proxy Materials to shareholders informing them that this proxy statement, our 2009 Annual Report to Shareholders and voting instructions are available online. As is more fully described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials.

By Order of the Board of Directors

Barry Nagler
Corporate Secretary

Dated: April 7, 2010

HASBRO, INC.
1027 Newport Avenue
Pawtucket, Rhode Island 02862

PROXY STATEMENT
2010 ANNUAL MEETING OF SHAREHOLDERS
To be held on May 20, 2010

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why are these materials being made available to me?

A:	The Board of Directors (the “Board”) of Hasbro, Inc. (the “Company” or “Hasbro”) is making these proxy materials available to you on the Internet, or sending printed proxy materials to you in certain situations, including upon your request, beginning on or about April 7, 2010, in connection with Hasbro’s 2010 Annual Meeting of Shareholders (the “Meeting”), and the Board’s solicitation of proxies in connection with the Meeting. The Meeting will take place at 11:00 a.m. local time on Thursday, May 20, 2010 at Hasbro’s corporate offices, 1027 Newport Avenue, Pawtucket, Rhode Island 02862. The information included in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, the compensation of Hasbro’s most highly paid executive officers and Hasbro’s directors, and certain other required information. Hasbro’s 2009 Annual Report to Shareholders is also available to shareholders on the Internet and a printed copy will be mailed to shareholders upon their request.

Q:	What proposals will be voted on at the Meeting?

A:	There are three proposals scheduled to be voted on at the Meeting:

• Election of twelve directors.

• Approval of Amendments to the Restated 2003 Stock Incentive Performance Plan.

• Ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2010.

Q:	Why did I receive a Notice of the Internet Availability of Hasbro’s Proxy Materials (the “Notice”), instead of a full set of printed proxy materials?

A:	New rules adopted by the Securities and Exchange Commission allowed us, beginning in 2008, to provide access to our proxy materials over the Internet instead of mailing a full set of such materials to every shareholder. We have sent a Notice of the Internet Availability of the Proxy Materials to all of our shareholders who were not mailed a full set of the proxy materials. Because of certain legal requirements, shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan were still mailed a full set of proxy materials this year. All of our other shareholders may access our proxy materials over the Internet using the directions set forth in the Notice. In addition, by following the instructions in the Notice, any shareholder may request that a full set of printed proxy materials be sent to them.

We have chosen to send the Notice of the Internet Availability of our Proxy Materials to shareholders, instead of automatically sending a full set of printed copies to all shareholders, to reduce the impact of printing our proxy materials on the environment and to save on the costs of printing and mailing incurred by the Company.

Q:	How do I access Hasbro’s proxy materials online?

A:	The Notice of Internet Availability of the Proxy Materials provides instructions for accessing the proxy materials for the Meeting over the Internet, and includes the Internet address where those materials are available. Hasbro’s proxy statement for the Meeting and 2009 Annual Report to Shareholders can be viewed on Hasbro’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=68329&p=irol-shareholder.

Q:	How do I request a paper copy of the proxy materials?

A:	Paper copies of Hasbro’s proxy materials will be made available at no cost to you, but they will only be sent to you if you request them. To request a paper copy of the proxy materials follow the instructions on the Notice which you received. You will be able to submit your request for copies of the proxy materials by sending an email to the email address set forth in the Notice, by going to the Internet address set forth in the Notice or by calling the phone number provided in the Notice.

Q:	What shares owned by me can be voted?

A:	All shares of the Company’s common stock, par value $.50 per share (“Common Stock”) owned by you as of March 26, 2010, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Hasbro’s Dividend Reinvestment and Cash Stock Purchase Program and (2) held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Hasbro shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the shareholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Hasbro’s Transfer Agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to Hasbro or to vote in person at the Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Meeting.

Effect of Not Casting Your Vote

If you hold your shares in street name in a brokerage account, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal No. 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your broker was allowed to vote those shares on your behalf in the election of Directors as they felt appropriate. Recent changes in regulations take away the ability of your broker to vote your uninstructed shares in the election of Directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of Directors, no votes will be cast on your behalf. Your broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 3 of this proxy statement). As in the past, they will not have discretion to vote uninstructed shares on the proposed amendment to the Restated 2003 Stock Incentive Performance Plan (Proposal No. 2 of this proxy statement).

If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Meeting.

Q:	How can I attend the Meeting?

A:	You may attend the Meeting if you are listed as a shareholder of record as of March 26, 2010 and bring proof of your identification. If you hold your shares through a broker or other nominee, you will need to provide proof of your share ownership by bringing either a copy of a brokerage statement showing your share ownership as of March 26, 2010, or a legal proxy if you wish to vote your shares in person at the Meeting. In addition to the items mentioned above, you should bring proof of your identification.

Q:	How can I vote my shares in person at the Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Meeting. If you choose to do so, please bring proof of your identification to the meeting. Shares beneficially owned may be voted by you if you receive and present at the Meeting a proxy from your broker or nominee, together with proof of identification. Even if you plan to attend the Meeting, we recommend that you also vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Meeting or are otherwise unable to attend.

Q:	How can I vote my shares without attending the Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on the Notice of Internet Availability of the Proxy Materials, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

By Internet — If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the Notice you received or by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

By Telephone — You may submit your proxy by following the telephone voting instructions on the Notice you received or by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that for Hasbro shareholders, other than those shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan who are all being mailed a printed set of proxy materials, you will only be mailed a printed set of the proxy materials, including a printed proxy card or printed voting instruction card, if you request that such printed materials be sent to you. You may request a printed set of proxy materials by following the instructions in the Notice.

Please note that you cannot vote by marking up the Notice of Internet Availability of the Proxy Materials and mailing that Notice back. Any votes returned in that manner will not be counted.

Q:	How are votes counted?

A:	Each share of Common Stock entitles its holder to one vote on all matters to come before the Meeting, including the election of directors. In the election of directors, for each of the nominees you may vote “FOR” such nominee or your vote may be “WITHHELD” with respect to such nominee. For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST” the proposal.

If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of the Board. Similarly, if you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of the Board.

If you are a shareholder of record and do not either vote via the Internet, via telephone, or return a signed proxy card, your shares will not be voted.

If you are a beneficial shareholder and do not vote via the Internet, telephone, or by returning a signed voting instruction card, your shares may be voted in situations where brokers have discretionary voting authority over the shares. Discretionary voting authority is only permitted on the proposal for the ratification of the selection of KPMG as the independent registered public accounting firm for 2010.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your proxy instructions at any time prior to the vote at the Meeting. For shares held directly in your name, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to the Secretary of the Company or by attending the Meeting and voting in person. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one Notice of the Internet availability of proxy materials, or more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all Notices or proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting. We will publish final voting results in a Current Report on Form 8-K within a few days following the Meeting and in our quarterly report on Form 10-Q for the second quarter of fiscal 2010.

Q:	What is the quorum for the Meeting?

A:	Holders of record (the “Shareholders”) of the Common Stock on March 26, 2010 are entitled to vote at the Meeting or any adjournments thereof. As of that date there were 140,598,843 shares of Common Stock outstanding and entitled to vote and a majority of the outstanding shares will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted as present at the Meeting for purposes of determining whether there is a quorum at the Meeting. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

Q:	What happens if I have previously consented to electronic delivery of the proxy statement and other annual meeting materials?

A:	If you have previously consented to electronic delivery of the annual meeting materials you will receive an email notice with instructions on how to access the proxy statement, notice of meeting and annual report on the Company’s website, and in the case of the proxy card, on Computershare’s website. The notice will also inform you how to vote your proxy over the Internet. You will receive this email notice at approximately the same time paper copies of the Notice of Internet Availability of the Proxy Materials, or annual meeting materials are mailed to shareholders who have not consented to receive materials electronically. Your consent to receive the annual meeting materials electronically will remain in effect until you specify otherwise.

Q:	If I am a shareholder of record how do I consent to receive my annual meeting materials electronically?

A:	Shareholders of record who choose to vote their shares via the Internet will be asked to choose a delivery preference prior to voting their shares. After entering the access information requested by the electronic voting site, click “Submit” and then respond as to whether you would like to receive current proxy material via electronic delivery. If you would like to receive future proxy materials electronically click the applicable button, enter and verify your current email address and then click “Continue”. During the year, shareholders of record may sign up to receive their annual meeting materials electronically over the Internet. To sign up, registered shareholders can go to the website www.computershare.com/investor. Shareholders of record with multiple Hasbro accounts will need to consent to electronic delivery for each account separately.

ELECTION OF DIRECTORS

(Proposal No. 1)

Twelve directors are to be elected at the Meeting. All of the directors elected at the Meeting will serve until the 2011 Annual Meeting of Shareholders (the “2011 Meeting”), and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The Board has recommended as nominees for election as directors, to serve until the 2011 Meeting, the persons named in the table below. All of the nominees are currently directors of the Company. E. Gordon Gee and Paula Stern, whose terms as directors also expire at the Meeting, are retiring and are not standing for re-election. The proxies cannot be voted for more than twelve directors at the Meeting.

Unless otherwise specified in your voting instructions, the shares voted pursuant thereto will be cast for the persons named below as nominees for election as directors. If, for any reason, any of the nominees named below should be unable to serve as a director, it is intended that such proxy will be voted for the election, in his or her place, of a substituted nominee who would be recommended by management. Management, however, has no reason to believe that any nominee named below will be unable to serve as a director.

In considering candidates for election to the Board, the Board, the Nominating, Governance and Social Responsibility Committee of the Board, and the Company consider a number of factors, including employment and other experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to the Company’s business, business ethics and professional reputation, other Board service, business, financial and strategic judgment, and the desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. Each of the nominees for election to the Board at the meeting has served in senior positions at complex organizations and has demonstrated a successful track record of strategic, business and financial planning and operating skills in these positions. In addition, each of the nominees for election to the Board has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a large multinational public company.

The following tables set forth as to each nominee for election at the Meeting: (i) his or her age; (ii) all positions and offices with the Company; (iii) principal occupation or employment during the past five years; (iv) current directorships of publicly-held companies or investment companies; (v) other previous directorships of publicly-held companies or investment companies during the past five years, (vi) period of service as a director of the Company and (vii) particular experience, qualifications, attributes or skills, beyond those described above, which led the Company’s Board to conclude that the nominee should serve as a director of the Company. Except as otherwise indicated, each person has had the same principal occupation or employment during the past five years.

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

Basil L. Anderson	65	Vice Chairman, Staples, Inc. (office supply company) from 2001 until March 2006. Prior thereto, Executive Vice President - Finance and Chief Financial Officer of Campbell Soup Company (consumer products company) since 1996. Director of Becton, Dickinson and Company, Moody’s Investors Service, Inc. and Staples, Inc. Previously served on the Board of CRA International, Inc. from 2004 until January 2010. Mr. Anderson has over 30 years of business experience, including many years of experience as both an operating executive and as a chief financial officer of major multinational public companies. Mr Anderson’s experience includes strategic, business and financial planning and operations, being in charge of an international business based in Europe, as well as service as a director for five public companies in five different industries. The Board has determined that Mr. Anderson qualifies as an Audit Committee Financial Expert due to his prior experience, including as the Chief Financial Officer of a public company (Campbell Soup Company).	2002

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

Alan R. Batkin	65	Vice Chairman, Eton Park Capital Management, L.P. (global, multi-disciplinary investment firm) since 2007. Prior thereto, Vice Chairman, Kissinger Associates, Inc. (strategic consulting firm) from 1990 until 2007. Director of Cantel Medical Corp., Omnicom Group, Inc. and Overseas Shipholding Group, Inc. From 1998 until 2008, Mr. Batkin served on the Board of Diamond Offshore Drilling, Inc., and from 2004 until 2007, Mr. Batkin served on the boards of various mutual funds within the Merrill Lynch IQ Investment Advisors Fund Family. Mr. Batkin has over 40 years of business experience, including work in public accounting, 18 years in investment banking, 20 years advising multinational companies on global business and political issues, and over 20 years of service on corporate boards of directors.	1992
Frank J. Biondi, Jr.	65	Senior Managing Director, WaterView Advisors LLC (private equity fund specializing in media) since 1999. Director of Amgen, Inc., Cablevision Systems Corporation, Seagate Technology and Yahoo! Inc. Mr. Biondi previously served on the boards of directors of The Bank of New York Mellon from 1995 until 2007, and of Harrah’s Entertainment, Inc. from 2002 until 2007. Mr. Biondi has over 40 years of business experience, including years of experience as an operating executive and as a chief executive officer of a number of television, film, media and other diversified entertainment companies, including Universal Studios, Viacom Inc., Coca-Cola Television and Home Box Office. Most recently, Mr. Biondi has spent ten years serving as the senior managing director of an investment advisory firm specializing in media. Mr. Biondi has served on the boards of over 15 public companies during his career.	2002
Kenneth A. Bronfin	50	President of Hearst Interactive Media (the interactive media division of diversified media company Hearst Corporation) since 2002. Prior thereto, Deputy Group Head of Hearst Interactive Media since 1996. From 2002 until 2006, Mr. Bronfin served on the Board of iVillage Inc. Mr. Bronfin has extensive experience in operational and executive roles in the media and digital services sectors. Mr. Bronfin’s experience includes serving in a number of executive positions where he was in charge of leading interactive media and digital businesses and oversaw new business ventures, strategic investments and acquisitions in the digital content and media sectors. Mr. Bronfin also has experience serving on a number of private and public company boards of directors.	2008

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

John M. Connors, Jr.	67	Chairman Emeritus of Hill Holliday (formerly Hill, Holliday, Connors, Cosmopulos, Inc). (full-service marketing and communications company) since 2006. Chairman of Hill, Holliday, Connors, Cosmopulos, Inc. from 1995 until 2006, during which time Mr. Connors also served as President and Chief Executive Officer until 2003. Mr. Connors was a founding partner of Hill, Holliday, Connors, Cosmopulos. Director of Covidien Ltd. Mr. Connors’ 40 years of business experience includes co-founding and developing one of the top advertising and marketing communications firms in the United States, advising many of the top branded companies in the world, and serving on the boards of dozens of entities, including public companies, private companies, hospitals and colleges.	2004
Michael W.O. Garrett	67	Served in a number of positions with Nestlé S.A. (international food and beverage company), most recently as Executive Vice President of Nestlé S.A. responsible for Asia, Africa, the Middle East and Oceania until 2005. Board member of the Nestlé company in India and non-executive director on the boards of Gottex Fund Management Holdings Ltd., Prudential PLC, UK and the Bobst Group in Switzerland. Mr. Garrett’s over 40 years of experience with Nestlé S.A. involved operating and executive positions of increasing responsibility, including management of large international operations and responsibility for developing and managing businesses in new and emerging markets in many global regions, including Asia Pacific, Africa and the Middle East. Mr. Garrett also has extensive experience serving on the boards of large international companies.	2005
Brian Goldner	46	President and Chief Executive Officer of Hasbro, Inc. since 2008. Prior thereto, Chief Operating Officer of Hasbro since 2006. Prior thereto, President, U.S. Toys Segment from 2003 to 2006. Mr. Goldner has led the Company’s transformation into a global branded play company and was one of the key architects of the Company’s turnaround strategy in 2000, which focused on leveraging the Company’s core brands, reducing costs and lessening the Company’s reliance on its licensed business. During Mr. Goldner’s ten years with Hasbro he has also been a key driver behind the Company’s use of immersive brand-driven experiences, including the increasing use of movies and television based on the Company’s brands, to develop brand recognition and build the Company’s business. Mr. Goldner also led the Company’s expansion of its brands into non-traditional spaces such as digital gaming and lifestyle licensing. Prior to his time with Hasbro, Mr. Goldner served in operating and executive positions with other companies in the family entertainment sector and also served as a director of Leo Burnett, a major advertising and communications firm.	2008

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

Jack M. Greenberg	67	Chairman of The Western Union Company (funds transfer company) since 2006. Chief Executive Officer of McDonald’s Corporation (restaurant franchiser) from August 1998 to December 2002. Chairman of the Board of McDonald’s Corporation from May 1999 until December 2002. Director of The Allstate Corporation, InnerWorkings, Inc., Manpower, Inc. and The Western Union Company. Mr. Greenberg previously served on the board of directors of Abbott Laboratories from 2001 until 2007 and First Data Corporation from 2002 until 2006. Mr. Greenberg has over 40 years of business experience, including service as a partner and director of tax for an accounting firm, and years of operating and executive experience with McDonald’s Corporation involving roles of increasing responsibility and business and financial oversight. Mr. Greenberg’s career with McDonald’s included his service as chief financial officer, and then ultimately culminated in his service as chairman and chief executive officer of McDonald’s. Mr. Greenberg has also served on the boards of numerous public companies and philanthropic organizations.	2003
Alan G. Hassenfeld	61	Chairman of the Board of Hasbro, Inc. from 1989 to 2008. Prior to May 2003, Chairman of the Board and Chief Executive Officer since 1999. Prior thereto, Chairman of the Board, President and Chief Executive Officer since 1989. Director of salesforce.com, inc. Mr. Hassenfeld began his 40 year career at Hasbro in 1970, and held a number of positions of increasing responsibility in marketing and sales for both domestic and international operations for the Company. He became Vice President of International Operations in 1972 and later served as Vice President of Marketing and Sales and then Executive Vice President, prior to being named President of the Company in 1984 and President and Chief Executive Officer in 1989. Mr. Hassenfeld is chairman of the Governing Body of the International Council of Toy Industries CARE Process.	1978

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

Tracy A. Leinbach	50	Executive Vice President and Chief Financial Officer for Ryder System, Inc. (global logistics and transportation and supply chain solutions provider) from 2003 until 2006. Prior to that, Executive Vice President, Fleet Management Solutions for Ryder since 2001. Director of Forward Air Corporation. Ms. Leinbach has over 25 years of business experience in auditing, accounting, finance and operations. Ms. Leinbach held a number of positions involving increasing global operating and global financial management, responsibility and oversight, as well as supply chain management, with Ryder, spanning a career with Ryder of over 20 years. Her time with Ryder included controller and chief financial officer roles at many of Ryder’s subsidiaries and divisions. Ms. Leinbach’s career with Ryder culminated in her service as Executive Vice President and Chief Financial Officer. Prior to her career with Ryder, Ms. Leinbach worked for Price Waterhouse in public accounting and was a CPA. The Board has determined that Ms. Leinbach qualifies as an Audit Committee Financial Expert due to her prior experience, including as the Chief Financial Officer of a public company (Ryder System, Inc.).	2008
Edward M. Philip	44	Managing General Partner, Highland Consumer Fund (consumer oriented private equity fund) since 2006. Prior thereto, President and Chief Executive Officer of Decision Matrix Group, Inc. (research and consulting firm) from May 2004 to November 2005. Prior thereto, Senior Vice President of Terra Networks, S.A. (global Internet company) from October 2000 to January 2004. In 1995, Mr. Philip joined Lycos, Inc. (an Internet service provider and search company) as one of its founding members. During his time with Lycos Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times. Prior to joining Lycos, Mr. Philip spent time as the Vice President of Finance for the Walt Disney Company, and prior thereto Mr. Philip spent a number of years in investment banking. The Board has determined that Mr. Philip qualifies as an Audit Committee Financial Expert due to his prior experience, including as the Chief Financial Officer of a public company (Lycos).	2002

		Positions with Company,	Has Been
		Principal Occupation and	A Director
Name	Age	Other Directorships	Since

Alfred J. Verrecchia	67	Chairman of the Board of Hasbro, Inc. since 2008. President and Chief Executive Officer of Hasbro from 2003 to 2008. Prior thereto, President and Chief Operating Officer of Hasbro from 2001 to 2003. Director of Iron Mountain Incorporated. Mr. Verrecchia previously served on the board of directors of CVS Caremark Corporation from 2004 to 2007 and of FGX International Holdings Limited from 2009 until 2010. Mr. Verrecchia began his more than 40 year career with Hasbro in 1965 in the Company’s finance department. Mr. Verrecchia took on roles of increasing financial and operating responsibility during his career, serving eventually as Senior Vice President of Finance, then Chief Financial Officer, then Chief Operating Officer and ultimately as President and Chief Executive Officer. Mr. Verrecchia was a key architect of the Company’s turnaround strategy in 2000, which focused on leveraging the Company’s core brands, reducing costs and lessening the Company’s reliance on its licensed business.	1992

Mr. Goldner also serves as an officer and/or director of a number of the Company’s subsidiaries at the request and convenience of the Company.

Vote Required.  The affirmative vote of a majority of those shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the election of directors is required to elect directors. As such, a withhold vote is effectively a vote against a director. In contrast, broker non-votes are not counted as present and entitled to vote of the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWELVE NOMINEES NAMED ABOVE.

GOVERNANCE OF THE COMPANY

Code of Conduct

Hasbro has a Code of Conduct which is applicable to all of the Company’s employees, officers and directors, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Conduct addresses such issues as conflicts of interest, protection of confidential Company information, financial integrity, compliance with laws, rules and regulations, insider trading and proper public disclosure. Compliance with the Code of Conduct is mandatory for all Company employees, officers and directors. Any violation of the Code of Conduct can subject the person at issue to a range of sanctions, including dismissal.

The Code of Conduct is available on Hasbro’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.” Although the Company generally does not intend to provide waivers of, or amendments to, the Code of Conduct for its Chief Executive Officer, Chief Financial Officer, Controller, or any other officers, directors or employees, information concerning any waiver of, or amendment to, the Code of Conduct for the Chief Executive Officer, Chief Financial Officer, Controller, or any other executive officer or director of the Company, will be promptly disclosed on the Company’s website in the location where the Code of Conduct is posted.

Corporate Governance Principles

Hasbro has adopted a set of Corporate Governance Principles which address qualifications for members of the Board of Directors, director responsibilities, director access to management and independent advisors, director compensation and many other matters related to the governance of the Company. The Corporate Governance Principles are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.”

Director Independence

Hasbro’s Board has adopted Standards for Director Independence (the “Independence Standards”) in accordance with the New York Stock Exchange’s corporate governance listing standards. The Independence Standards specify criteria used by the Board in making determinations with respect to the independence of its members and include strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent auditor. The Independence Standards are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.” A copy of the Independence Standards is also attached as Appendix A to this proxy statement.

The Independence Standards restrict commercial relationships between directors and the Company and include the consideration of other relationships with the Company, including charitable relationships, in making independence determinations. Using the Independence Standards, the Board has determined that each of the following directors are independent and have no relationships which impact an independence determination under the Company’s Independence Standards: Basil L. Anderson, Alan R. Batkin, Frank J. Biondi, Jr., Kenneth A. Bronfin, John M. Connors, Jr., Michael W.O. Garrett, E. Gordon Gee, Jack M. Greenberg, Tracy A. Leinbach, Edward M. Philip and Paula Stern.

Of the Company’s directors who were determined to be independent, there were only four directors who had relationships which needed to be considered by the Board. Mr. Batkin serves on the Board of Omnicom Group, Inc. The Company, either directly or through its media placement firm, MediaCom, places some advertising with entities within the Omnicom Group family, but the aggregate payments associated with any such advertising placement for any fiscal year are well below the threshold set in the Company’s Independence Standards of 2% of Omnicom Group’s consolidated gross revenues. Similarly, Mr. Bronfin is President of Hearst Interactive Media, the interactive media division of diversified media company Hearst Corporation. The Company, either directly or through its media placement firm, MediaCom, places some advertising with entities within the Hearst Corporation family, but the aggregate payments associated with any such advertising placement for any fiscal year are well below the threshold set in the Company’s Independence Standards of 2% of Hearst’s consolidated gross revenues. Mr. Garrett serves on the Board of Gottex Funds Management Holdings. Gottex serves as one of Hasbro’s pension fund investment managers. Mr. Garrett is not an officer or an employee of Gottex, and serves only as an outside director. The Company paid Gottex approximately $258,000 for its pension fund investment managerial services in the year ended December 2009. Mr. Greenberg was Chairman and Chief Executive Officer of McDonald’s Corporation through December 31, 2002. Mr. Greenberg remained an employee of McDonald’s until October 31, 2009, at which time Mr. Greenberg ceased his employment with McDonald’s. The Company and McDonald’s are party to certain arrangements pursuant to which the Company licenses its intellectual property to McDonald’s for use in promotions. The payments from McDonald’s to the Company pursuant to this arrangement do not arise to the level which would raise an issue under the Company’s independence standards.

The only three members of the Company’s Board who were determined not to be independent were Brian Goldner (current President and Chief Executive Officer), Alan G. Hassenfeld (formerly an executive officer of the Company), and Alfred J. Verrecchia (formerly an executive officer of the Company).

Board Meetings and Director Attendance at the Annual Meeting

During 2009, the Board held seven meetings. All directors attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2009 and (ii) the meetings of any committees held during their tenure as members of such committees during 2009. Although the Company does not have a formal policy requiring attendance of directors at the annual meeting of shareholders, the expectation of the Company and the Board is that all directors will attend the annual meeting of shareholders unless conflicts prevent them from attending. All fourteen members of the Board who were members as of the 2009 Annual Meeting of Shareholders attended the 2009 Annual Meeting of Shareholders.

Board Leadership Structure

The Chairman of the Company’s Board is elected by the Board on an annual basis. Currently, the positions of Chairman of the Board and Chief Executive Officer of the Company are held by separate individuals, with Mr. Goldner serving as Chief Executive Officer and Mr. Verrecchia, the Company’s former Chief Executive Officer, serving as Chairman of the Board. The Board believes that at the current time this structure is best for the Company, as it allows Mr. Goldner to focus on the Company’s strategy, business and operations, while enabling Mr. Verrecchia to assist with Board matters and serve as a liaison between the Board and the Company’s senior management, headed by Mr. Goldner. This structure can also enable Mr. Goldner, Mr. Verrecchia, and the other members of the Board to be better informed and to communicate more effectively on issues, including with respect to risk oversight matters. However, the Board does not believe that a formal policy separating the two positions is necessary or desirable and the two positions might be held by the same individual in the future if circumstances were to make combining the two roles desirable.

The Chairman of the Board provides leadership to the Board by, among other things, working with the Chief Executive Officer, the Presiding Director and the Corporate Secretary to set Board calendars, determine agendas for Board meetings, ensure proper flow of information to Board members, facilitate effective operation of the Board and its Committees, help promote Board succession planning and the recruitment and orientation of new directors, address issues of director performance, assist in consideration and Board adoption of the Company’s strategic plan and annual operating plans, and help promote senior management succession planning. In addition, the Chairman assists the Company’s Chief Executive Officer by advising on Board-related issues.

Even though the role of Chairman and Chief Executive Officer for the Company is currently held by different individuals, the Company also has a Presiding Director who serves as the Company’s lead independent director. The Board believes that the role of Presiding Director is a useful one in promoting good Board governance. The Presiding Director’s principal duties include developing the agenda for, and moderating, executive sessions of the Board’s non-management directors, acting as the principal liaison between the non-management directors and the Chief Executive Officer and Chairman on issues that arise at the executive sessions or otherwise, serving as a conduit for third parties to contact the non-management directors as a group, and providing feedback with regard to proposed agendas for Board meetings.

Presiding Non-Management Director and Communicating with the Board

Executive sessions of the non-management members of the Company’s Board are presided over by the presiding director (the “Presiding Director”). Edward M. Philip currently serves as the Presiding Director, a position which is typically rotated among the Chairs of the Audit, Compensation, Finance and Nominating, Governance and Social Responsibility Committees. Interested parties may contact the Presiding Director confidentially by sending correspondence to c/o Presiding Director, Hasbro, Inc., P.O. Box 495, Pawtucket, Rhode Island 02860. Persons may also contact the Board as a whole through the Presiding Director in the manner set forth in the preceding sentence.

Board Committees

Audit Committee.  The Audit Committee of the Board, which currently consists of Basil L. Anderson (Chair), Michael W.O. Garrett, Tracy A. Leinbach and Edward M. Philip, held ten meetings in 2009. The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditor and assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, the financial reports provided by the Company, the Company’s systems of internal accounting and financial controls, and the quarterly review and annual independent audit of the Company’s financial statements. The current Audit Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.”

The Board has determined that each member of the Audit Committee meets both the Company’s Independence Standards and the requirements for independence under the New York Stock Exchange’s corporate governance listing standards. The Board has determined that three of the four current Audit Committee members (Basil L. Anderson, Tracy A. Leinbach and Edward M. Philip) qualify as Audit Committee Financial Experts, as such term is defined in the rules and regulations promulgated by the United States Securities and Exchange Commission.

The Board does not have a policy setting rigid limits on the number of audit committees on which a member of the Company’s Audit Committee can serve. Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on the Company’s Audit Committee. No member of the Company’s Audit Committee currently serves on more than three public company audit committees.

Compensation Committee.  The Compensation Committee of the Board, which currently consists of John M. Connors, Jr. (Chair), Frank J. Biondi, Jr., Kenneth A. Bronfin and E. Gordon Gee, held five meetings in 2009. The Compensation Committee is responsible for establishing and overseeing the compensation and benefits for the Company’s senior management, including all of the Company’s executive officers, is authorized to make grants and awards under the Company’s employee stock equity plans and shares responsibility for evaluation of the Company’s Chief Executive Officer with the Nominating, Governance and Social Responsibility Committee.

The current Compensation Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.” The Board has determined that each member of the Compensation Committee meets both the Company’s Independence Standards and the requirements for independence under the New York Stock Exchange’s corporate governance listing standards. For a further description and discussion concerning the Compensation Committee, including its composition and its processes and procedures for determining the compensation of the Company’s executive officers, please see the Compensation Committee Report on page 20 of this proxy statement, and the Compensation Discussion and Analysis which begins immediately thereafter on page 20 of this proxy statement.

In reviewing the proposed fiscal 2009 compensation and retention program for the Company’s executive officers, the Compensation Committee received input and recommendations from Mercer LLC (“Mercer”) who served as an outside compensation consultant for the Committee. For its work with respect to advising on the 2009 compensation program, Mercer was retained by, and reported directly to, the members of the Committee. Mercer advised the Committee with respect to the Committee’s review of the Company’s 2009 executive compensation programs and provided additional information as to whether the Company’s proposed 2009 executive compensation programs were competitive, fair to the Company and the executives, reflected appropriate pay for performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. Mercer was paid approximately $66,700 for its consulting work for the Committee in fiscal 2009. Mercer and its affiliates were retained directly by management of the Company to provide various services directly to the Company in fiscal 2009. Most of these services were provided outside of the United States to various foreign operations of the Company. These services included: (i) health and welfare administration work performed by Mercer’s office in Hong Kong for the Company’s Far East Operations, (ii) pension administration services performed for the Company in Canada by Mercer’s Montreal office, (iii) local compensation consulting work performed by Mercer’s office in Australia, and (iv) background checks on potential new hires performed by Kroll’s Boston office in the United States. In aggregate, Mercer and its affiliates were paid approximately $762,845 in fiscal 2009 for all of these other services performed for the Company. The Committee and the Board did not review management’s retention of Mercer and its affiliates to perform these other services for which they are retained directly by the Company.

Executive Committee.  The Executive Committee of the Board, which currently consists of Alan G. Hassenfeld (Chair), Basil L. Anderson, John M. Connors, Jr., Brian Goldner, Jack M. Greenberg, Edward M. Philip and Alfred J. Verrecchia, did not meet in 2009. The Executive Committee acts on such matters as are specifically assigned to it from time to time by the Board and is vested with all of the powers that are held by the Board, except that by law the Executive Committee may not exercise any power of the Board relating to the adoption of amendments to the Company’s Articles of Incorporation or By-laws, adoption of a plan of merger or consolidation, the sale, lease or exchange of all or substantially all the property or assets of the Company or the voluntary dissolution of the Company. The current Executive Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.”

Finance Committee.  The Finance Committee of the Board, which currently consists of Edward M. Philip (Chair), Kenneth A. Bronfin and Jack M. Greenberg, met five times during 2009. The Finance Committee assists the Board in overseeing the Company’s annual and long-term financial plans, capital structure, use of funds, investments, financial and risk management and proposed significant transactions. The current Finance Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.” The Board has determined that each member of the Finance Committee meets both the Company’s Independence Standards and the requirements for independence under the New York Stock Exchange’s corporate governance listing standards.

Nominating, Governance and Social Responsibility Committee.  The Nominating, Governance and Social Responsibility Committee of the Board (the “Nominating Committee”), which currently consists of Jack M. Greenberg (Chair), Alan R. Batkin, John M. Connors, Jr. and Paula Stern, met three times in 2009. The Nominating Committee identifies and evaluates individuals qualified to become Board members and makes recommendations to the full Board for possible additions to the Board and on the director nominees for election at the Company’s annual meeting. The Nominating Committee also oversees and makes recommendations regarding the governance of the Board and the committees thereof, including the Company’s governance principles, Board and Board committee evaluations and the Chair of the Nominating Committee shares with the Compensation Committee responsibility for evaluation of the Chief Executive Officer.

In addition, the Nominating Committee periodically reviews, and makes recommendations to the full Board with respect to, the compensation paid to non-employee directors for their service on the Company’s Board, including the structure and elements of non-employee director compensation. In structuring the Company’s director compensation, the Nominating Committee seeks to attract and retain talented directors who will contribute significantly to the Company, fairly compensate directors for their work on behalf of the Company and align the interests of directors with those of stockholders. As part of its review of director compensation, the Nominating Committee reviews external director compensation market studies to assure that director compensation is set at reasonable levels which are commensurate with those prevailing at other similar companies and that the structure of the Company’s non-employee director compensation programs is effective in attracting and retaining highly qualified directors. Beginning in 2006 the Company eliminated stock options as part of its non-employee director compensation program and the Company is instead granting its non-employee directors annual stock awards. The Nominating Committee recommended, and the full Board approved, this change to the Company’s non-employee director compensation program because they believed stock awards would be more effective in aligning the interests of the non-employee directors with those of stockholders. Also in 2006, the Company adopted director stock ownership guidelines which require that a director may not sell any shares of the Company’s common stock, including shares acquired as part of the yearly equity grant, until the director holds shares of common stock with a value equal to at least five times the current non-employee directors’ annual retainer (currently requiring holdings with a value of $275,000). The grant date value of the stock awards to directors in May of 2009 was $105,000.

Further, the Nominating Committee oversees the Company’s codes of business conduct and ethics, and analyzes issues of social responsibility and related corporate conduct, including sustainability, philanthropy and transparency. The current Nominating, Governance and Social Responsibility Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.” The Board has determined that each member of the Nominating Committee meets both the Company’s Independence Standards and the requirements for independence under the New York Stock Exchange’s corporate governance listing standards.

In making its nominations for election to the Board the Nominating Committee seeks candidates who meet the current challenges and needs of the Board. As part of this process the Committee considers a number of factors, including, among others, a candidate’s employment and other professional experience, past expertise and involvement in areas which are relevant to the Company’s business, business ethics and professional reputation, independence, other board experience, and the Company’s desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. The Company does not have a formal policy for considering diversity in identifying and recommending nominees for election to the Board, but the Nominating Committee considers diversity of viewpoint, experience, education, skill, background and other qualities in its overall consideration of nominees qualified for election to the Board. The Nominating Committee will consider nominees recommended by shareholders for election to the Board if such nominations are made in accordance with the process set forth in the following pages under “Shareholder Proposals and Director Nominations”.

The Nominating Committee uses multiple sources for identifying and evaluating nominees for director, including referrals from current directors, recommendations by shareholders and input from third-party executive search firms. Third-party executive search firms assist the Board by identifying candidates with expertise and experience relevant to the Company’s business who are interested in serving on the Company’s Board. The Nominating Committee will consider and evaluate candidates recommended by shareholders on the same basis as candidates recommended by other sources.

As of December 8, 2009 (the date that is 120 calendar days before the first anniversary of the release date of the proxy statement for the Company’s last Annual Meeting of Shareholders) the Nominating Committee had not received a recommended nominee for election to the Board in 2010 from an individual shareholder, or group of shareholders, who beneficially owned more than 5% of the Company’s Common Stock.

Role of the Board in Risk Oversight

The Board of Directors is actively involved in risk oversight for the Company. Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, much of the Board’s oversight efforts are conducted through the various Committees of the Board. Each Committee, generally through its Chair, then regularly reports back to the full Board on the conduct of the Committee’s functions. The Board, as well as the individual Board Committees, also regularly hear directly from key officers and employees of the Company involved in risk assessment and risk management. Set forth below is a description of the role of the various Board Committees, and the full Board, in risk oversight for the Company.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors and the independent auditors the Company’s significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, the Audit Committee oversees, on behalf of the Board, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. The Audit Committee also plays a key role in oversight of the Company’ compliance with legal and regulatory requirements.

The Finance Committee of the Board reviews and discusses with management the Company’s financial risk management activities and strategies, including with respect to foreign currency, credit risk, interest rate exposure, and the use of hedging and other techniques to manage these risks. As part of its review of the operating budget and strategic plan the Finance Committee also reviews major business risks to the Company and the Company’s efforts to manage those risks.

The Compensation Committee oversees the compensation programs for the Company’s executive officers. As part of that process the Compensation Committee ensures that the performance goals and metrics being used in the Company’s compensation plans and arrangements align the interest of executives with those of the Company and maximize executive and Company performance, while not creating incentives on the part of executives to take excessive or inappropriate risks.

The Nominating, Governance and Social Responsibility Committee has oversight over the Company’s governance policies and structures, management and director succession planning, corporate social responsibility, and issues related to health, safety and the environment, as well as risks and efforts to manage risks to the Company in those areas.

The full Board then regularly reviews the efforts of each of its Committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, as well as the Company’s efforts to manage those risks.

Additional Availability of Corporate Governance Materials

In addition to being accessible on the Company’s website, copies of the Company’s Code of Conduct, Corporate Governance Principles and the charters of the five Committees of the Board of Directors are all available free of charge to any shareholder upon request to the Company’s Chief Legal Officer and Corporate Secretary, c/o Hasbro, Inc., 1011 Newport Avenue, P.O. Box 1059, Pawtucket, Rhode Island 02862.

Shareholder Proposals and Director Nominations

General Shareholder Proposals

Any proposal which a shareholder of the Company wishes to have considered for inclusion in the proxy statement and proxy relating to the Company’s 2011 annual meeting must be received by the Secretary of the Company at the Company’s executive offices no later than December 8, 2010 (the date that is 120 calendar days before the anniversary of the release date of the proxy statement relating to the 2010 Annual Meeting of Shareholders). The address of the Company’s executive offices is 1011 Newport Avenue, Pawtucket, Rhode Island 02862. Such proposals must also comply with the other requirements of the rules of the United States Securities and Exchange Commission relating to shareholder proposals.

With the exception of the submission of director nominations for consideration by the Nominating Committee, which must be submitted to the Company in the manner described below, any new business proposed by any shareholder to be taken up at the 2011 annual meeting, but not included in the proxy statement or proxy relating to that meeting, must be stated in writing and filed with the Secretary of the Company no later than 150 days prior to the date of the 2011 annual meeting. Except for shareholder proposals made pursuant to the preceding paragraph, the Company will retain discretion to vote proxies at the 2011 annual meeting with respect to proposals received prior to the date that is 150 days before the date of such meeting, provided (i) the Company includes in its 2011 annual meeting proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement.

Director Nominations

The Company’s By-laws provide that shareholders may themselves nominate directors for consideration at an annual meeting provided they give notice to the Secretary of the Company not less than 60 days nor more than 90 days prior to the one-year anniversary date of the immediately preceding annual meeting and provide specified information regarding the proposed nominee and each shareholder proposing such nomination. Nominations made by shareholders in this manner are eligible to be presented by the shareholder to the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

To be considered by the Nominating Committee, director nominations must be submitted to the Chief Legal Officer and Corporate Secretary of the Company at the Company’s executive offices, 1011 Newport Avenue, Pawtucket, Rhode Island 02862 at least 120 days prior to the one-year anniversary of the release to the Company’s shareholders of the proxy statement for the preceding year’s annual meeting. As such, director nominations to be considered for the Company’s 2011 Annual Meeting of Shareholders must be submitted no later than December 8, 2010. The Nominating Committee is only required to consider recommendations made by shareholders, or groups of shareholders, that have beneficially owned at least 1% of the Company’s Common Stock for at least one year prior to the date the shareholder(s) submit such candidate to the Nominating Committee and who undertake to continue to hold at least 1% of the Company’s Common Stock through the date of the next annual meeting. In addition, a nominating shareholder(s) may only submit one candidate to the Nominating Committee for consideration.

Submissions to the Nominating Committee should include (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (v) confirmation that the candidate is independent under the Company’s Independence Standards and the rules of the New York Stock Exchange, or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent; and (b) as to the shareholder(s) giving the notice (i) the name and record address of such shareholder(s) and each participant in any group of which such shareholder is a member, (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such shareholder(s) and each participant in any group of which such shareholder is a member, (iii) if the nominating shareholder is not a record holder of the shares of capital stock of the Company, evidence of ownership as provided in Rule 14a-8(b)(2) under the Exchange Act, (iv) a description of all arrangements or understandings between such shareholder(s) and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder(s), and (v) any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Nominating Committee may require that any proposed nominee for election to the Board furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The written notice from the nominating shareholder specifying a candidate to be considered as a nominee for election as a director must be accompanied by a written consent of each proposed nominee for director. In this written consent the nominee must consent to (i) being named as a nominee for director, (ii) serve as a director and represent all shareholders of the Company in accordance with applicable laws and the Company’s Articles of Incorporation, By-laws and other policies if such nominee is elected, (iii) comply with all rules, policies or requirements generally applicable to non-employee directors of the Company, and (iv) complete and sign customary information requests upon the request of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company has a policy that any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the United States Securities and Exchange Commission, with respect to a director or nominee for election as a director, must be reviewed and approved or ratified by the Company’s full Board, excluding any director interested in such transaction. All other related person transactions which would require disclosure under Item 404(a), including, without limitation, those involving executive officers of the Company, must be reviewed and approved or ratified by either the Company’s full Board or a committee of the Board which has been delegated with such duty. Any such related person transactions will only be approved or ratified if the Board, or the applicable committee of the Board, determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest which would be detrimental to the Company. This policy is contained in Section 20, entitled “Code of Conduct; Conflicts of Interest and Related Party Transactions” of the Company’s Corporate Governance Principles. Although the Company adopted this policy in 2007, the transactions disclosed below, even those entered into before this policy was adopted, have been reviewed and approved or ratified by the Company’s Board.

The Company’s wholly-owned subsidiary, Hasbro Canada Corporation (“Hasbro Canada”), leases an office and warehouse facility from Central Toy Manufacturing Inc. (“CTM”), a real estate corporation which is 25% owned by the estate of Merrill Hassenfeld, a former Chief Executive Officer and director of the Company. Sylvia K. Hassenfeld, a former director of the Company and mother of the Company’s former Chairman, Alan G. Hassenfeld, is executrix and a beneficiary of the estate of Merrill Hassenfeld. At the end of 2009, a six-year extension to this lease was executed. The extension takes the expiration date of the amended lease to January 31, 2016. Under the extension the landlord committed to make certain improvements to the facility. The rent provided for in the first two years of this six-year extension is CDN $550,000 per year (in 2009, prior to the extension, the annual rent was CDN $525,000). In years three and four of the extension term the annual rent is CDN $565,000 and in years five and six the annual rent is CDN $580,000. In accordance with the lease prior to the extension, total rent paid by Hasbro Canada to CTM for the lease of the office and warehouse facility in 2009 was CDN $525,000, or approximately U.S. $499,000 at exchange rates in effect at the end of 2009. In management’s opinion, this lease is on terms at least as favorable as would otherwise presently be obtainable from unrelated parties.

Michael Verrecchia, son of Alfred J. Verrecchia, is employed by the Company as a Director, Entertainment and Content Manager. For fiscal 2009, Michael Verrecchia was paid an aggregate salary and bonus of $169,066.

COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Committee”) of the Company’s Board is responsible for reviewing, approving and overseeing the compensation and benefits for the Company’s senior management, including all of the Company’s executive officers, and is authorized to make grants and awards under the Company’s employee stock equity plans. The Committee operates under a written charter which has been established by the Company’s Board. The current Committee charter is available on the Company’s website at www.hasbro.com, under “Corporate — Investor Relations — Corporate Governance.”

The Committee is composed solely of persons who are both “Non-Employee Directors,” as defined in Rule 16b-3 of the rules and regulations of the United States Securities and Exchange Commission, and “outside directors,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has determined that each member of the Committee is independent under the Company’s Independence Standards and the requirements of the New York Stock Exchange’s corporate governance listing standards.

The following section of this proxy statement, entitled “Compensation Discussion and Analysis”, contains disclosure regarding the philosophy, policies and processes utilized by the Committee in reviewing and approving the compensation and benefits of the Company’s executive officers.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis which follows this report.

Based on its review and discussions with management, the Committee recommended to the Company’s full Board and the Board has approved the inclusion of the Compensation Discussion and Analysis in this proxy statement for the Meeting and, by incorporation by reference, in the Company’s Annual Report on Form 10-K for the year ended December 27, 2009.

Report issued by John M. Connors, Jr. (Chair), Frank J. Biondi, Jr., Kenneth A. Bronfin and E. Gordon Gee as the members of the Committee as of the 2009 fiscal year end.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary of 2009 Policies and Compensation

The Company is a worldwide leader in children’s and family leisure time products and services, with a broad portfolio of brands and entertainment properties. As a brand-driven, consumer-focused company, Hasbro brings to market a wide range of toys, games and licensed products from traditional to high-tech and digital. In the last several years the Company has also increasingly sought to expand awareness of its brands through immersive entertainment experiences, including television and movies. As part of this strategy, in 2009 the Company purchased a 50% interest in a joint venture with Discovery Communications, Inc. (“Discovery”). This joint venture operates a television network in the United States dedicated to high-quality children’s and family entertainment and educational programming. In conjunction with its investment in this joint venture, the Company has been building a studio, called Hasbro Studios, which will oversee the development of television programming based on the Company’s brands. This programming is intended to appear on the joint venture network in the United States, as well as on other networks internationally.

As the Company has developed into a global branded-entertainment company, as opposed to a traditional toy and game company, the companies with which Hasbro competes for executive talent have broadened considerably and the skills and expertise required of Hasbro’s executives have increased. As a result, the Company now competes with a broad range of consumer products, entertainment and general industry companies in the hiring and retention of employees and executives. In the branded family entertainment and consumer products markets where the Company competes for talent, base compensation, variable incentive cash compensation, equity compensation and employee benefits are all significant components of a competitive and effective overall executive compensation and retention package.

The Company utilizes two overarching principles in structuring its executive compensation and retention program.

First, pay for performance is critical, and a large majority of an executive’s overall compensation opportunity should be at risk and based upon the performance of the Company. The Company believes that the primary responsibility of the Company’s executive team is to drive the financial and business performance of the Company and create value for the Company’s shareholders and other stakeholders. As a result, if the Company fails to achieve its business and financial goals, and/or if the Company’s share price does not rise, the value of the total executive compensation packages received by the Company’s executives is significantly reduced. The Company implements this principle by using variable compensation elements, such as management incentive plan awards and equity awards, for a large majority of the total executive compensation package.

Second, the Company seeks predominately to reward overall performance by the Company, or its major business units, and to a lesser extent to reward individual executive performance. The Company believes this is appropriate to foster an environment of team work and to maximize the performance of the Company as a whole, as opposed to individuals within the Company. As a result, the two most significant variable components of the Company’s executive compensation program, namely management incentive plan awards and equity awards, are most heavily weighted to achievement of Company goals and Company performance. The incentive plan awards most significantly reward achievement of stated Company and business unit financial metrics, with individual performance and individual achievements playing a smaller role. Equity awards also reward achievement of long-term Company goals and Company stock price appreciation.

Based upon the Company’s excellent performance in fiscal 2009, which was achieved against the backdrop of a continuing global consumer-led recession, the executive officers and employees of the Company received above-target payouts for 2009 under the management incentive program and the contingent stock performance awards which had performance periods that ended in December of 2009. Notwithstanding the difficult economic conditions, in 2009 the Company achieved its ninth consecutive year of growth in earnings per share, and fifth consecutive year of revenue growth, while taking significant steps to increase its future prospects, including, among others, the consummation of its purchase of 50% of a television joint venture with Discovery and steps taken in the creation and development of Hasbro Studios.

The Company’s excellent performance over the last several years has had a significant impact on the realization of value from the variable components of the Company’s executive compensation package.

The Committee structures the Company’s compensation program in a way it believes appropriately rewards excellent performance and maximizes future performance, without encouraging excessive risk taking or other behavior on the part of executive officers that is not in the Company’s best interests.

Executive Compensation Philosophy and Objectives

In structuring the compensation of the Company’s executive officers, including the named executive officers who appear in the compensation tables following this Compensation Discussion and Analysis (the “Named Executive Officers”), the Company’s fundamental objectives are to:

•	Attract and retain talented executives who can contribute significantly to the achievement of the Company’s goals and deliver results which are in keeping with a leading branded-entertainment company,

•	Align the interests of the Company’s executives with the medium and long-term goals of the Company and the Company’s shareholders, employees and other stakeholders,

•	Set the level of an executive’s compensation with consideration for the role of the executive and the executive’s contribution to the Company, as well as the external competition for the executive’s services,

•	Focus executives on achievement of the Company’s goals in a manner that fosters team performance and a team focus,

•	Reward superior performance by the Company and its business units as a whole, and to a lesser extent superior individual performance, and

•	Accomplish these objectives effectively while managing the total cost of the Company’s executive compensation program.

Designing the Executive Compensation Program at Hasbro

Hasbro’s executive compensation program is structured with input, analysis, review and/or oversight from a number of sources. Those sources include:

•	The Compensation Committee of the Company’s Board of Directors (the “Committee”),

•	The Company’s Chief Executive Officer,

•	The Company’s Human Resources and Corporate Compensation Departments,

•	The Committee’s and Company’s outside compensation consultants, and

•	Market studies and other comparative compensation information.

All final decisions regarding the compensation and retention programs for the Company’s executive officers, including the Named Executive Officers, are made by the Committee. The compensation and retention package for the Company’s Chief Executive Officer is also reviewed and approved by the full Board in executive session without Mr. Goldner being present. Normally the Company would have five Named Executive Officers appearing in its compensation tables in the proxy statement. However, because both Mr. Hargreaves and Ms. Thomas served as Chief Financial Officer of the Company for a portion of fiscal 2009, the Company is reporting compensation for fiscal 2009 for a total of six Named Executive Officers.

In reviewing the proposed fiscal 2009 compensation and retention program for the Company’s executive officers, the Committee received input and recommendations from Mercer LLC (“Mercer”) who served as an outside compensation consultant for the Committee. For its work with respect to advising on the 2009 compensation program, Mercer was retained by, and reported directly to, the members of the Committee. Mercer advised the Committee with respect to the Committee’s review of the Company’s 2009 executive compensation programs and provided additional information as to whether the Company’s proposed 2009 executive compensation programs were competitive, fair to the Company and the executives, reflected appropriate pay for performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. Mercer was paid approximately $66,700 for its consulting work for the Committee in fiscal 2009. Mercer and its affiliates were retained directly by management of the Company to provide various services directly to the Company in fiscal 2009. Most of these services were provided outside of the United States to various foreign operations of the Company. These services included: (i) health and welfare administration work performed by Mercer’s office in Hong Kong for the Company’s Far East Operations, (ii) pension administration services performed for the Company in Canada by Mercer’s Montreal office, (iii) local compensation consulting work performed by Mercer’s office in Australia, and (iv) background checks on potential new hires performed by Kroll’s Boston office in the United States. In aggregate, Mercer and its affiliates were paid approximately $762,845 in fiscal 2009 for all of these other services performed for the Company. The Committee and the Board did not review management’s retention of Mercer and its affiliates to perform these other services for which they are retained directly by Company.

In addition to the work performed by Mercer directly for the Committee with respect to the 2009 compensation program, Towers Watson & Co. (“Towers Watson”) was retained by the Company’s Human Resources and Corporate Compensation Departments to perform analysis on the Company’s proposed compensation and retention program, including its fairness to the Company and the executives, retention value, effectiveness in promoting and rewarding performance and achievement of the Company’s goals and competitiveness with comparable companies. As part of this work, Towers Watson assisted the Company with the preparation of compensation information presented to the Committee at various times, including tally sheets showing each executive officer’s forward-looking target, and backward looking actual compensation, as well as certain of the compensation tables and other information included in the Company’s proxy statement.

The Company’s Chief Executive Officer, Senior Vice President of Human Resources, Head of Corporate Compensation, and Chief Legal Officer each attend portions of the meetings of the Committee. However, the Committee also considers and discusses issues and the Company’s compensation programs without the presence of any officers of the Company.

For the Named Executive Officers other than the Chief Executive Officer, as well as for the Company’s other executive officers, the Company’s Chief Executive Officer makes recommendations for each individual’s compensation package to the Committee. In making these recommendations the Chief Executive Officer considers the individual’s performance and past contributions to the Company, the potential future contribution of the individual to the Company and achievement of the Company’s business and financial goals, including the potential for the individual to make even greater contributions to the Company in the future than he or she has in the past, the risk that the individual may be lured away by a competitor, input from the Company’s Human Resources and Corporate Compensation Departments and market compensation data. The Committee then discusses these recommendations with the Chief Executive Officer, both with and without the presence of the Company’s Senior Vice President of Human Resources, the Company’s Director of Corporate Compensation and outside compensation consultants. The Committee further reviews and discusses these recommendations in executive sessions, and as part of these discussions the Committee discusses the proposed compensation and retention programs with representatives from Mercer.

For the Chief Executive Officer, the Committee directly determines the compensation and retention package, receiving input, recommendations and market data as it deems appropriate from the Company’s Human Resources and Corporate Compensation Departments, the Committee’s outside compensation consultant, and the Company’s compensation consultant. The Committee also received input from the Company’s Senior Vice President of Human Resources in structuring the compensation for the Company’s Chief Executive Officer. Other than the Company’s Senior Vice President of Human Resources, the Committee does not receive a recommendation as to the Chief Executive Officer’s compensation from any member of Company’s management. In addition to being reviewed and approved by the Committee, the compensation package for the Company’s Chief Executive Officer is reviewed and approved by the full Board in executive session. The Committee does not delegate, to management or any other parties, its duties to review and approve the Company’s executive compensation programs, including the compensation programs for all of the Named Executive Officers.

In designing the fiscal 2009 executive compensation program, the Committee and the Company also reviewed certain market studies as a market check for the proposed executive officer: (i) base salaries, (ii) target management incentive awards, (iii) total target cash compensation (comprised of base salaries and target management incentive awards together) and (iv) target equity award packages. Such market information is one element reviewed by the Committee, but the Committee does not simply set compensation levels at a certain benchmark level with respect to other companies. The Committee and its advisors consider the appropriate structure and levels of the compensation packages for the executive officers and use market check data only as an element of pressure testing the reasonableness of those proposed packages.

For purposes of establishing a market check for base salaries, management incentive awards and total target cash compensation the Company and the Committee reviewed the Hewitt Executive Total Compensation Measurement Survey, prepared by Hewitt Associates, LLP, and Towers Perrin’s Executive Compensation Databank. The Towers Perrin survey is employed by the Company as a market check against other companies of similar size, in terms of revenues and other financial metrics. The Hewitt survey is focused on industry type, as opposed to company size, and provides a market check for other companies which have a business similar to that of the Company. Within these surveys the Committee and the Company focused on the following types of companies: (i) companies in the general industry category with total annual revenues ranging from $3 billion to $6 billion within Towers Perrin’s Executive Compensation Databank, and (ii) the following 36 consumer products and consumer facing companies, within the Hewitt Executive Total Compensation Measurement Survey: Anheuser-Busch Companies, Inc., Blockbuster, Inc., Brunswick Corporation, Campbell Soup Company, Colgate-Palmolive Company, Del Monte Foods Company, Eddie Bauer, Inc., Fortune Brands, Inc., General Mills, Inc., HJ Heinz Company, Hallmark Cards, Inc., Harley-Davidson Motor Company, Henkel of America, Inc., Herman Miller, Inc., Kellogg Company, Kimberly-Clark Corporation, Kohler Company, Kraft Foods, Inc., LL Bean Incorporated, Levi Strauss & Co., Mars Incorporated, McCain Foods USA, Inc., Molson Coors Brewing Company, Nestle USA, Reynolds American, Inc., SC Johnson Consumer Products, The Clorox Company, The Hershey Company, The Procter & Gamble Company, The Scotts Miracle-Gro Company, The Sherwin-Williams Company, Time Warner Cable, Timex Corporation, Tupperware Corporation, Unilever United States, Inc., and Wm. Wrigley Jr. Company.

In structuring the equity compensation program for 2009, the Company and the Committee reviewed certain market data from Towers Perrin’s Executive Compensation Databank and the Hewitt Executive Total

Compensation Measurement Survey mentioned above. The Company’s equity compensation program for fiscal 2009 was not changed significantly from the program in fiscal 2008.

The Company selected the sets of market data discussed above because they are comprised of a broad range of companies which are considered comparable to and competitive with the Company in terms of the challenges faced by such companies and their executive teams, and the skills and experience required by the executive teams in leading such companies. In reviewing compensation reference points, the Company generally seeks, absent other circumstances driving a different outcome which are discussed below, to have a total compensation package for its executive officers that falls between the 50th and 75th percentiles of compensation at comparable companies in the market data. However, it is not always the case that the compensation packages fall within this band. They could be higher or lower depending on the particular executive and the goals the Committee is seeking to achieve in structuring the compensation package. The Committee is predominately focused on developing compensation and retention programs that: (i) are appropriate and effective in furthering the goals of the Company, (ii) provide adequate retention incentive for top performing executives and (iii) fairly reward executives for their performance and contribution to the achievement of the Company’s goals, rather than in having compensation packages align to a certain range of market data. The Committee believes that this approach to the Company’s compensation program allows the Company to effectively hire, retain and motivate talented executives. This approach also enables the Company to keep the cost of the Company’s executive compensation at a reasonable level as compared to other similar and/or competitive companies.

Although the Company considers the requirements of Code Section 162(m) and the accounting treatment of various forms of compensation in determining the elements of its executive compensation program and, to the extent it is consistent with meeting the objectives of the Company’s executive compensation program, structures such compensation to maximize the ability of the Company to receive a tax deduction for such compensation, the Company feels strongly that maximizing the performance of the Company and its executives is more important than assuring that every element of compensation complies with the requirements for tax deductibility under Section 162(m). The Company selects performance goals under its variable compensation programs that are intended to be objective within the meaning of the Code, such as achieving certain net revenues, operating margin, free cash flow or earnings per share goals. However, in certain situations the Company may feel a particular goal is very important to the Company, even though it is not objective within the meaning of the Code. The Company reserves the right to compensate executives for achievement of such objectives, or to reflect other individual performance measures in an executive’s compensation, even if they do not comply with the requirements of Section 162(m).

The Company does not have a formal policy requiring executives to forfeit compensation, either cash or non-cash, to the Company in the event that there is a financial restatement or some other negative occurrence after such compensation is paid. However, there are legal provisions under the Sarbanes-Oxley Act of 2002 which require forfeiture of some elements of compensation in certain situations. The full Board, the Committee and the Company’s senior management are committed to an environment in which all of the Company’s officers and employees act in accordance with the highest ethical standards and in accordance with all legal and accounting requirements. Any failure to do so will be dealt with on a case by case basis by management, the Committee and the Board, in the manner they deem appropriate.

Primary Elements of 2009 Executive Compensation

The executive compensation and retention program for fiscal year 2009 was composed of four primary elements:

•	base salary,

•	cash management incentive awards,

•	equity awards, and

•	employee benefits.

The Company uses these four elements in the combination it believes (i) maximizes performance and business results, (ii) establishes a solid pay for performance compensation structure and (iii) appropriately divides the compensation of its executives among fixed and variable components. Some variable compensation is tied to achievement of yearly financial objectives. Other compensation, such as option grants vesting over multiple years and performance share awards with multi-year performance periods, are tied to the achievement of longer-term business and financial goals and the creation of longer-term shareholder value. The Company seeks to have the large majority of its overall executive compensation program comprised of variable performance-based elements, reflecting a commitment to pay for performance. As an illustration of this approach, of Mr. Goldner’s total compensation for fiscal 2009, as reported in the Summary Compensation table appearing on page 34 of this proxy statement, over 80% of the value of the total compensation was comprised of equity awards and performance based non-equity incentive plan compensation. The Company believes this fosters a performance-driven mentality and best serves the interests of the Company and its stakeholders, since the compensation of the Company’s executives is significantly dependent upon achievement of the Company’s financial goals and the creation of shareholder value. Each of these compensation elements is described in detail below. In structuring these elements the Company and the Committee review each element on an individual basis, as well as review them in totality as part of an overall target compensation package. This process includes reviewing tally sheets for each of the executive officers which set forth total target compensation for the officer, and within that total summarize the target level for each element and the portion of total target compensation comprised of the various compensation elements.

Base Salary

The salaries for all six of the Company’s Named Executive Officers in fiscal 2009 are included in the Summary Compensation Table that follows this report. The Company’s philosophy is to only increase executive base salaries in the event of: (i) changes in responsibility, (ii) particular achievements or noteworthy contributions to the performance of the Company, (iii) concerns over executive retention or (iv) perceived lack of competitiveness with market compensation offered to executives with similar responsibilities, expertise and experience in other companies the Company considers to be comparable to and/or competitive with the Company.

Consistent with this philosophy, and the Company’s decision in 2009 to freeze salaries for all employees worldwide (other than in the cases of promotions, the addition of significant new responsibilities, or increases required for legal or other reasons), the only Named Executive Officer who received an increase in base salary during 2009 was Ms. Thomas. In connection with her promotion to Chief Financial Officer of the Company, Ms. Thomas’ annual base salary was increased from $400,000 to $450,000.

Base salaries for new executive officers are initially set at a level the Company determines represents a competitive fixed reward to the executive. By “competitive”, the Company means the reward is sufficient to (i) hire the executive in question, rather than losing that person to a competitive employment opportunity, (ii) retain the executive, and (iii) fairly compensate the executive for his or her responsibilities, skills and work. This is done by evaluating the responsibilities of the position being filled, the experience of the individual being hired and the competitive marketplace for comparable executive talent.

According to the last set of market data which the Committee and the Company reviewed at the end of fiscal 2009, the base salaries for the Named Executive Officers in fiscal 2009 ranged between the 29th and the 75th percentiles of base salaries for comparable positions at companies contained in the market data reviewed by the Committee and the Company. This outcome was consistent with the Committee’s goal of setting compensation levels it believes are appropriate and meet the Company’s objectives, as opposed to having market data be the primary driver behind compensation decisions.

In late 2009 and early 2010, the Committee conducted a review of the Company’s executive base salaries as part of its work on structuring the executive compensation program for 2010. The Committee looked at the base salaries of the Named Executive Officers as part of this review, asking whether they appropriately reflected the person’s responsibilities and contributions to the Company, fairly compensated the person for their work for the Company, provided sufficient retention value and were competitive. As a result of this review, the Committee implemented increases in base salary for certain of the Named Executive Officers effective in February 2010. Mr. Goldner’s base salary was increased from $1 million to $1.2 million; Mr. Hargreaves’ base salary was increased from $700,000 to $800,000; Ms. Thomas’ base salary was increased from $450,000 to $475,000; Mr. Billing’s base salary was increased from $412,500 to $485,000; and Mr. Frascotti’s base salary was increased from $425,000 to $485,000.

Management Incentive Awards

Summary of 2009 Management Incentive Awards

Approximately 26% of the Company’s employees, including all of the Named Executive Officers, received management incentive awards with respect to fiscal 2009. The management incentive award is performance based, with payout of these awards tied to the achievement of specific yearly performance objectives by the Company, as well as individual performance for the year to the extent discussed below. This is in contrast to equity awards, which although also performance based, are designed to reward achievement of specific performance objectives and/or stock price appreciation over periods longer than one year.

Management incentive awards for the Company’s executive officers for fiscal 2009 were determined under two programs, the 2004 Senior Management Annual Performance Plan (the “Annual Performance Plan”) and the 2009 Management Incentive Plan (“MIP”). The Annual Performance Plan has been approved by the Company’s shareholders and is intended to allow for the deduction by the Company of the bonuses paid to “covered employees” as defined in Code Section 162(m). The MIP is not a shareholder approved plan. The primary difference in administering the MIP, as compared to the Annual Performance Plan, is that under the MIP the Company is able to adjust actual award payouts, either up or down, based upon individual performance. This is in contrast to the Annual Performance Plan, where only negative discretion to reduce an award is allowed.

Additional detail concerning these two plans, the manner in which awards are structured and administered under the plans, and the differences between the plans, is set forth below. Despite certain differences in the two plans, however, both the Annual Performance Plan and the MIP use the same corporate performance criteria and targets.

The Committee established the fiscal 2009 corporate and business unit performance goals for the Company under these two plans in the first quarter of fiscal 2009. These performance goals were based on the 2009 operating plan and budget approved by the Company’s Board. Setting performance goals involves both selecting the performance metrics that will be used to evaluate bonus eligibility and establishing the performance targets for each of those metrics. The Committee used three performance metrics to measure corporate performance in 2009. The three corporate performance criteria, and their respective weights under the plans, were as follows: (i) total net revenues (40%), (ii) operating margin (40%) and (iii) free cash flow (20%). Free cash flow is defined as the Company’s cash flow from operations, minus capital expenditures. The Committee selected these three performance metrics to capture the most important aspects of the top and bottom line performance of the Company, in the form of sales, profitability and cash generation. The Committee sets the relative weighting among the performance metrics in accordance with the relative importance of those metrics, in the Committee’s view, to the Company’s performance and the strength of the Company’s business.

The table set forth below provides the 2009 corporate total net revenues, operating margin and free cash flow performance targets established by the Committee, as well as the Company’s actual performance against those targets in 2009. The Company’s actual weighted performance in fiscal 2009 under the MIP corresponded to a 136% weighted payout against achievement of the target corporate performance goals. The same goals and levels were used under the Annual Performance Plan. The free cash flow performance set forth in the table below for 2009 under the MIP is (i) adjusted to exclude the $50 million payment made by the Company in 2009 in connection with extending its license with Marvel Characters BV (“Marvel”) and (ii) the $250 million impact from the Company’s not utilizing its accounts receivable securitization facility at the end of 2009. While the adjustment for not using the securitization facility was contemplated under the Annual Performance Plan, the payment to Marvel was not contemplated under the Annual Performance Plan computation. The Committee believed that this extension was of great benefit to the Company and, as a consequence, that participants in the management incentive program should not be penalized for it. That adjustment could not be made under the Annual Performance Plan given the requirements of Section 162(m), and as a result, even though the actual performance for the Company is the same, the Company’s weighted performance against the goals set for 2009 under the Annual Performance Plan, given the reduction in free cash flow due to the Marvel extension, was 127%.

The total weighted payout percentage of 136% against target (based on performance against the three corporate performance metrics ranging from 101% to 130%) reflects that performance under the plans is leveraged, both in a positive and negative direction. As a result, when performance against a target is surpassed, the plan recognizes incremental gains over target performance to an increasingly greater extent the more the target is exceeded. Similarly, leverage is applied to reduce awards to an increasingly disproportionate extent as performance falls further below target.

				2009
	Weighting under	2009	2009	Performance as	2009	2009
	Incentive Award	Performance	Actual	a Percentage of	Payout	Weighted
Performance Measure	Opportunity	Target	Performance(1)	Target	Percentage	Payout

Total Net Revenues	40%	$4.025 billion	$4.068 billion	101%	103%	41%
Operating Margin	40%	13.14%	14.72%	112%	138%	55%
Free Cash Flow	20%	$354 million	$461 million	130%	200%	40%

(1)	In accordance with the plan documents, actual performance with respect to the targets is computed to eliminate the impact of certain events and transactions which are considered extraordinary. These results exclude the free cash flow impact to the Company of (i) not using its accounts receivable securitization facility at the end of 2009 (which impacted free cash flow negatively by approximately $250 million), and (ii) the $50 million prepayment made to Marvel Characters, B.V. in 2009 in connection with the Company’s extension of its license with Marvel. The operating margin results exclude the impact of certain costs and expenses associated with the start-up of the Company’s television operations in 2009, which totalled approximately $10.2 million.

The Committee sets the corporate and business unit performance goals under the management incentive plan awards at levels it believes require strong performance for a target payout and superior performance for a greater than target payout. The corporate performance targets for fiscal 2009 represented the following changes over the Company’s performance in fiscal 2008 in order to achieve 100% of target performance, (i) total net revenues, an increase of $46 million over 2008 actual net revenues of $4.02 billion (this target increase of $46 million in net revenues took into account a projected 5% decrease in net revenues (so approximately a $200 million reduction in net revenues), from 2008 to 2009, being driven by changes in foreign exchange rates, so it represented a $246 million increase from the 2008 revenues to offset the exchange rate projections), (ii) operating margin, an increase from the actual operating margin of 12.3% in 2008 to a target of 13.14% in 2009, and (iii) free cash flow of $354 million, which although lower than the Company’s 2008 free cash flow, took into account the Company’s earnout of all of its prepaid royalties to Lucas Licensing (associated with the sale of Star Wars products) during 2008 and the projected negative impact to the Company’s free cash flow in 2009 associated with significant cash royalty payments to Lucas.

For Mr. Goldner and Mr. Hargreaves, who participated in the Annual Performance Plan in 2009, fiscal 2009 management incentive award opportunities were structured in terms of maximum permissible payouts corresponding with various levels of Company performance. In every case these awards could then be reduced, but not increased, at the sole discretion of the Committee. To the extent that the Committee determined it was appropriate to reward Mr. Goldner or Mr. Hargreaves for achievement of subjective goals or individual performance, the Committee would need to award discretionary bonuses outside of the Annual Performance Plan. Neither Mr. Goldner nor Mr. Hargreaves received a discretionary bonus award for fiscal 2009.

To assist in making decisions as to when, and to what extent, to exercise negative discretion to reduce the bonuses which are otherwise payable under the Annual Performance Plan, the Committee set personal objectives for each of Mr. Goldner and Mr. Hargreaves for fiscal 2009. The executive’s achievement of these personal objectives was then used as one of the factors considered by the Committee in its determination whether to apply any negative discretion to the amount of the bonus which would otherwise be paid to Mr. Goldner or Mr. Hargreaves based upon the Company’s achievement of its corporate performance metrics under the Annual Performance Plan. In no event may performance against these individual objectives increase in any way the bonus which may be otherwise paid to Mr. Goldner or Mr. Hargreaves. Among the personal objectives set by the Committee for Mr. Goldner and Mr. Hargreaves for fiscal 2009 (although they each had other objectives as well) were that the Company: (i) successfully close its investment in a television joint venture and begin formation of its studio, Hasbro Studios, to produce programming based on the Company’s brands for distribution on the television joint venture and through other distributions channels, (ii) continue to successfully build its Transformers and G.I. Joe brands, including through successful movies and associated marketing programs in 2009, (iii) continue the expansion of its business into new and emerging markets and (iv) continue to pursue a business strategy which builds shareholder value for the long-term, including its continued transformation into a global branded entertainment company. In his first year as Chief Operating Officer, Mr. Hargreaves also had the personal objective of ensuring continued strong retail performance and growth at retail of the Company’s brands.

Based upon the Company’s 136% weighted payout against achievement of its corporate performance objectives in 2009 (127% under the Annual Performance Plan which did not adjust for the Marvel payment), the Annual Performance Plan allowed for payment of the maximum management incentive award to each of Mr. Goldner and Mr. Hargreaves for 2009. In each case, the maximum incentive award for 2009 for the executives participating in the Annual Performance Plan was set at three times the executive’s base salary.

Considering the Company’s fifth consecutive year of net revenue growth in 2009, ninth consecutive year of earnings per share growth, and strong overall performance, while in the midst of a global consumer-led recession, as well as each of Mr. Goldner’s and Mr. Hargreaves’ contributions to that performance, and the performance of Mr. Goldner and Mr. Hargreaves against their personal objectives, as well as the role of Mr. Goldner and Mr. Hargreaves in securing the extension of the Company’s license with Marvel, the Committee determined to exercise only partial negative discretion with respect to the awards payable to Mr. Goldner and Mr. Hargreaves. In each case the executive was paid a management incentive bonus the Committee believed appropriately reflected the executive’s respective significant contributions to achieving the Company’s performance in 2009. The bonuses paid to Mr. Goldner and Mr. Hargreaves reflected 90% and 81% respectively of the maximum bonus each such executive could have received under the Annual Performance Plan for the Company’s fiscal 2009 performance.

For Ms. Thomas, Mr. Nagler, Mr. Billing and Mr. Frascotti, who participated in the MIP in 2009, their fiscal 2009 management incentive award opportunities, rather than being structured as a range of maximum awards corresponding to various levels of performance against target, were instead set to provide for a payout of 60% of base salary for target performance. A range of payouts as a percentage of target then corresponded to a range of performances against target both above and below 100%. Threshold performance for each given financial metric under the MIP is set at 80% of target performance for purposes of the achievement of that goal contributing to payout of the management incentive award. An 80% achievement of a performance goal under the MIP equates to a 60% payout against that goal. In addition to taking into account Company performance, the MIP, unlike the Annual Performance Plan, also allows for a multiplier of up to 150% of the formula award in recognition of superior performance against individual performance objectives. The maximum incentive award which could have been paid to each of Ms. Thomas, Mr. Nagler, Mr. Billing and Mr. Frascotti for fiscal 2009 was 180% of their respective base salaries.

The 136% weighted payout against the corporate performance goals in 2009 would have corresponded with approximately 136% of the target payout for each of Ms. Thomas, Mr. Nagler, Mr. Billing and Mr. Frascotti under their management incentive awards for 2009, absent personal performance multipliers and adjustments. Those formula payouts would have resulted in pure formula awards under the MIP, prior to personal performance adjustments or discretionary awards, as follows: Ms. Thomas, $345,230, Mr. Nagler, $403,920, Mr. Billing, $336,600, and Mr. Frascotti, $346,800. With the exception of Mr. Nagler, each of these executives was granted a greater than formula bonus under the MIP based on their personal performance multiplier and/or particular individual achievements for 2009. Mr. Nagler, instead of receiving an above target payout under the MIP, was paid a discretionary bonus, reflected in the bonus column of the Summary Compensation table, as a President’s Award to reflect his performance, particularly in connection with the Company’s consummation of its joint venture with Discovery.

For Ms. Thomas, this personal adjustment was based on factors including her: (i) successful first year as Chief Financial Officer, (ii) efforts and results in instilling stronger financial discipline and an improved financial architecture across the Company, and (iii) strong management of the Company’s expenses in 2009. Mr. Nagler’s discretionary bonus was based on factors including his critical efforts in bringing the Company’s investment in its television joint venture with Discovery to a successful close. Mr. Billing’s personal adjustment was based on factors including: (i) his and his organization’s role in bringing ongoing innovation to all of the Company’s product offerings across all of the Company’s brands, and (ii) the discipline Mr. Billing has brought to managing the Company’s product development costs globally and in integrating the Company’s Hasbro Far East Operations into the Company’s broader product development structure. Mr. Frascotti’s personal adjustment was based on factors including: (i) his results in bringing ongoing brand discipline and brand growth to key Company brands such as Nerf and Littlest Pet Shop and (ii) the full establishment of a global brand organization to drive the Company’s brands.

In all cases, the bonuses for performance under the Annual Performance Plan and the MIP for executive officers, including all of the Named Executive Officers, were reviewed and approved by the Committee. The bonuses for the Company’s Chief Executive Officer and Chief Operating Officer were also reviewed and approved by the full Board.

The maximum awards for each of the Named Executive Officers for 2009, as well as the threshold and target awards for Named Executive Officers participating in the MIP Plan, are included in the Grants of Plan-Based Awards table that follows this discussion.

According to market data reviewed by the Company the target management incentive award opportunities for Ms. Thomas, Mr. Nagler, Mr. Billing and Mr. Frascotti, for whom target awards are set, ranged between the 39th and the 63rd percentiles of target cash management incentive awards at companies in the market surveys reviewed by the Company and the Committee.

Long-Term Equity Awards

Prior to fiscal 2006, the Company had granted almost all of the equity awards to the Company’s executive officers in the form of non-qualified stock options, generally vesting in annual installments over three years. These options were designed to motivate and retain those individuals, over a period of multiple years, who are most important to the Company’s future success. Stock options are also designed to align the interests of employees with those of shareholders by providing employees with a benefit from price appreciation in the Common Stock after the date of grant and to hold employees accountable for delivering stock price appreciation to the shareholders of the Company.

In structuring the 2009 (and prior to that the 2008, 2007 and 2006) equity compensation program the Committee believed it was important to retain stock options as a significant element of the equity program for executive officers to continue to achieve the motivational benefits of rewarding them for appreciation in the Company’s stock price over the course of multiple years. However, in light of the many market factors that can impact an individual company’s stock performance, other than the performance of the company itself, and the consequent imperfect connection between a company’s stock price performance and the performance of the underlying business, the Committee felt it was important beginning in 2006 to have a significant portion of the value of the Company’s equity compensation program tied to achievement of specific internal financial goals for the Company, rather than just stock price appreciation.

In determining the 2009 equity award targets the Committee reviewed and considered the prior equity grants made to the executive officers, as well as those officers’ cumulative holdings of stock in the Company. In conjunction with the Company’s stock ownership guidelines, which are described below, the Committee is also reviewing each executive officer’s progress in achieving their targeted stock ownership level as a criterion in establishing target equity grant levels.

For fiscal 2009, the Committee approved target total equity award values for each of the Company’s executive officers and other equity eligible employees. These targets were expressed as a percentage of each individual’s base salary. For the Named Executive Officers the total target equity award values in 2009, as a percentage of their base salaries, were as follows: Brian Goldner, 400%, David D.R. Hargreaves, 200%, Deborah Thomas, 100% (which was set prior to her promotion to Chief Financial Officer in May of 2009, at which time the target level, to be applied in 2010, was raised to 150%), Barry Nagler, 150%, Duncan Billing, 150% and John Frascotti 150%.

In all cases the final target equity award values were set at levels the Committee believed would compensate the individual for future achievement of the Company’s long-term financial goals and stock price appreciation in a manner commensurate with their duties and contributions to the performance of the Company and its stock. As is the case with management incentive plan awards, the performance metrics are designed to reward Company performance, as opposed to individual performance.

The target equity award value for each executive officer was then divided evenly between two award types, non-qualified stock options and performance share awards, such that 50% of the total equity award value would be represented by each type of award. This even division of the award value reflected the Committee’s belief that over the performance period the realization of equity award values should be equally divided between achievement of the Company’s longer-term internal financial targets and the Company’s stock price appreciation.

For the 50% of the equity award value in 2009 which was made in the form of stock performance awards, these awards provide the recipient with the potential to earn shares of the Company’s common stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenue”) targets over a three-year period beginning January 2009 and ending December 2011 (the “Performance Period”). The cumulative net revenue and diluted earnings per share targets were taken from the Company’s long-term strategic plan (for the years 2010 and 2011) and the Company’s operating plan (for 2009) as those plans had been approved by the Company’s Board of Directors and, as is the case with the performance levels under the Annual Performance Plan and the MIP, were set at levels which the Committee determined would require solid performance from the Company, and in turn its executives, in order to achieve a threshold payout, and superior performance to achieve a higher than target payout.

The Company considers the specific target EPS and Revenue levels for ongoing performance periods to be confidential information which would harm the Company if it were disclosed, as they are based on confidential internal plans and forward-looking expectations concerning the Company’s performance over a multi-year period. However, the targets are based on the same Board approved operating plan which is used in setting performance targets under the Annual Performance Plan and MIP, as well as on the longer-term strategic operating plan approved by the Board. The following table shows the target share payouts, as a percentage of the target number of shares covered by a stock performance award, corresponding with various combined levels of achievement against the EPS and Revenue targets for the contingent stock performance awards made in 2009.

Revenues Measure

		Revenues of at
		least Target but	Revenues of at
	Revenues	not 10% or	least 90% of	Revenues of
	10% or more	more over	Target but less	under 90% of
	over Target	Target	than Target	Target

EPS Measure
EPS 10% or more over Target	125%	115%	105%	62%
EPS of at least Target but not 10% or more over Target	115%	100%	95%	50%
EPS of at least 90% of Target but less than Target	105%	95%	85%	0%
EPS under 90% of Target	62%	50%	0%	0%

90% achievement of each target under the contingent stock performance awards was established as a threshold to that metric contributing to the ultimate award payout under the contingent stock performance awards granted in 2009. Each stock performance award has a target number of shares of common stock, a portion of which may be earned by the recipient if the Company achieves at least 90% of the stated EPS and/or Revenue targets over the Performance Period. For example, 90% achievement of both of the performance metrics corresponds with a planned payout of 85% of the target number of shares. The actual number of shares to be received at the end of the Performance Period can be below or above the target number based on the actual levels of the target performance achieved against the two metrics. In all cases the Committee retains the right to reduce the number of actual shares received pursuant to any award to any level, including 0%, to the extent it believes the actual payout should be below the number called for by the award agreements.

For the grant of contingent stock performance awards made in early 2007, the three-year performance period ended in December 2009. Following the Committee’s review and approval of the Company’s performance under those awards, actual shares of stock were paid out under the 2007 stock awards in early 2010. The table set forth below shows how the Company performed against the net revenues and EPS performance metrics set forth in the 2007 contingent stock performance awards. The revenue performance of 111% of target, and the EPS performance of 123% of target, together resulted in a payout under these contingent stock performance awards of 125% of target.

Actual Performance Under the 2007 Contingent Stock Performance Awards

	Target
	Performance	Actual Performance	% of Target

Cumulative Revenues	$10,432,000,000	$11,605,020,000	111%
Cumulative EPS	$5.08	$6.27	123%

The Company does not manage the timing of equity grants to attempt to give participants the benefit of material non-public information. Further, all option grants are made with an exercise price at or above the average of the high and low sales prices of the Company’s common stock on the date of grant.

The Committee believes the equity compensation awards to the Company’s executive officers are appropriate to properly incentivize these officers to achieve maximum performance, and to align their interests with those of the Company’s shareholders, while not incentivizing the executive officers to take undue risks or otherwise take actions which are contrary to the best interests of the Company.

The stock option and performance share award grants to the Company’s Named Executive Officers in 2009 are reflected in the Grants of Plan-Based Awards table that follows this report. The grant date for the Company’s yearly stock performance awards in fiscal 2009 was February 4, 2009, and the grant date for the yearly grant of options in fiscal 2009 was May 21, 2009. The option grant was deferred until May to allow the Company to obtain shareholder approval for increasing the authorized shares under its equity plan at the 2009 annual meeting of the Company’s shareholders.

The Company has only infrequently used restricted stock and restricted stock units as a reward and retention mechanism. Mr. Goldner was granted 57,787 restricted stock units in connection with his promotion to President and Chief Executive Officer in May 2008. In 2008, no other executive officers received grants of restricted stock or restricted stock units and no such grants were made in fiscal 2009.

The Company has share ownership guidelines which apply to all employees at or above the Senior Vice President level. The share ownership guidelines establish target share ownership levels which executives are expected to achieve over a five-year period and then maintain, absent extenuating circumstances which are approved by the Company’s Human Resources Department, for as long as they remain with the Company. The target ownership levels are expressed as a percentage of the executives’ base salary and range from 50% of yearly base salary for certain Senior Vice Presidents to 500% of base salary for the Company’s Chief Executive Officer.

In making the yearly equity grants the Committee specifically approves the grants for every member of the Company’s senior management team, which includes every executive officer. The Committee also approves the total equity grant pool for all other eligible employees of the Company, with the individual grants from that pool being made from a list prepared by the Company’s senior management which is available for the Committee’s review. Other than the annual equity grants, off-cycle equity grants are made during the year generally only in the case of new hires or in connection with significant promotions. All of these off-cycle grants are also reviewed and approved by the Committee.

Equity Grants in 2010, Including Retention Grants to the Chief Executive Officer

The Company made its annual grant of stock options and contingent stock performance awards to executive officers, including the Named Executive Officers, for fiscal 2010 in February of 2010. The target values of those annual equity awards, as a percentage of the officers’ then effective salaries, for each of the Named Executive Officers were consistent with 2009.

In March of 2010, the Company and Mr. Goldner entered into an amended employment agreement. The amended agreement extended the term of Mr. Goldner’s employment through December 31, 2014 and broadened the non-competition covenant made by Mr. Goldner in favor of the Company. The amended employment agreement is discussed in more detail starting on page 53 of this proxy statement. The amended employment agreement reflects the increase in Mr. Goldner’s annual base salary to $1.2 million which was previously made in February of 2010, but does not increase Mr. Goldner’s management incentive award targets as a percentage of his base salary. However, it did provide for one-time supplemental equity grants, beyond the annual equity grants Mr. Goldner received in February of 2010. In connection with the amended employment agreement, both a supplemental contingent stock performance award and a supplemental option award were granted to Mr. Goldner. The supplemental contingent stock performance award granted to Mr. Goldner has a three-year performance period ending at the end of 2012 and uses the same three-year performance metrics as the annual contingent stock performance awards which were made in February of 2010. This additional award covers 125,000 shares at target performance. However, the supplemental contingent stock grant, unlike the annual contingent stock grants, provides for an extended vesting period following the end of the performance period, such that of any shares earned under the supplemental contingent stock performance award following the end of 2012, 50% would vest at the end of 2013 and the remaining 50% would vest at the end of 2014. The supplemental stock option award granted to Mr. Goldner in connection with the amended employment agreement covers 687,000 shares and vests in cumulative annual installments of 20% over five years, with the final tranche scheduled to vest in December of 2014.

The Board and the Committee believed that these supplemental equity grants to Mr. Goldner were required to provide Mr. Goldner with an appropriate and fair compensation package which reflects his tremendous past contributions, and anticipated future contributions, to the Company, including Mr. Goldner’s role in continuing the Company’s transformation into a global branded-entertainment company. The Board and the Committee also believe that these supplemental equity grants provide an increased retention incentive to address the risk that Mr. Goldner could be recruited away from the Company by a competitive offer in the future. However, even with the supplemental equity grants which were made to Mr. Goldner in March of 2010, some level of additional equity grants to Mr. Goldner and/or other increases to Mr. Goldner’s compensation may be required in the future to properly reflect the value to the Company of his ongoing leadership, his contribution to the Company’s business and financial performance, his continuing role in transforming the Company into a global branded-entertainment company, and to help prevent a loss of Mr. Goldner’s services to the Company through his hiring by another business willing to offer a larger compensation package.

Executive Benefits

In addition to receipt of salary, management incentive awards and equity compensation, the Company’s U.S. based officers also participate in certain employee benefit programs provided by the Company.

Beginning in 2008, the Company provides retirement benefits to its employees primarily through the 401(k) Retirement Savings Plan (the “401(k) Plan”) and the Supplemental Benefit Retirement Plan (the “Supplemental Plan”). The Company’s Pension Plan (the “Pension Plan”) and the pension portion of the Supplemental Plan were frozen effective December 31, 2007. The enhanced 401(k) Plan and the Supplemental Plan, which are described starting on page 41 of this proxy statement, provide for Company matching contributions, an annual Company contribution of 3% of aggregate salary and bonus and a transition contribution ranging from 1% to 9% for the years 2008 through 2012 for participants meeting certain age and service requirements. In lieu of the annual Company and transition contributions, Mr. Hargreaves receives certain retirement benefits discussed below. Other executive officers are eligible to participate in the 401(k) Plan and the Supplemental Plan on the same basis as all other U.S. Hasbro employees.

Executive officers hired prior to December 31, 2007, continue to participate in the Pension Plan and the pension portion of the Supplemental Plan, which is described starting on page 41 of this proxy statement, but, except as is discussed below for Mr. Hargreaves, will not accrue additional benefits thereunder after December 31, 2007.

The Supplemental Plan is intended to provide a competitive benefit for employees whose employer-provided pension benefits and retirement contributions would otherwise be limited. However, the Supplemental Plan is designed only to provide the benefit which the executive would have accrued under the Company’s Pension Plan and 401(k) Plan if the Code limits had not applied. It does not further enhance those benefits.

The amount of the Company’s contributions to the Named Executive Officers under both the 401(k) Plan and the Supplemental Plan (401(k)), are included in the “All Other Compensation” column of the Summary Compensation Table that follows this report.

In light of the significant reduction in projected retirement income resulting from the retirement program redesign, the Company elected to provide Mr. Hargreaves, who had been with the Company for 26 years, with a retirement benefit which effectively grandfathered for Mr. Hargreaves the Company’s retirement program as it was in effect prior to January 1, 2008. Mr. Hargreaves retirement benefit is described on page 55 of this proxy statement.

The executive officers of the Company are eligible for life insurance benefits on the terms applicable to the Company’s other employees. The Company’s executive officers participate in the same medical and dental benefit plans as are provided to the Company’s other employees.

Executive officers are also eligible to participate in the Company’s Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), which is available to all of the Company’s employees who are in band 40 (director level) or above and whose annual compensation is equal to or greater than $110,000. The Deferred Compensation Plan allows participants to defer compensation into various investment vehicles, the performance of which determines the return on compensation deferred under the plan. Potential investment choices include a fixed rate option, a choice that tracks the performance of the Company’s Common Stock, and other equity indices. Earnings on compensation deferred by the executive officers do not exceed the returns on the relevant investments earned by other non-executive officer employees deferring compensation into the applicable investment vehicles.

The Company reimburses designated executive officers for the cost of certain tax, legal and financial planning services they obtain from third parties provided that such costs are within the limits established by the Company. The annual limit on these costs for the Chief Executive Officer is $25,000, for the Chief Operating Officer is $7,500, and for the other Named Executive Officers is $5,000. The cost to the Company for this reimbursement to the Named Executive Officers is included in the “All Other Compensation” column of the Summary Compensation Table.

Change of Control and Employment Agreements

Mr. Goldner, Mr. Hargreaves and Mr. Nagler are party to Change in Control Agreements with the Company. In addition, Mr. Goldner is party to an additional agreement with the Company governing his employment and providing certain post-termination benefits and payments. Mr. Hargreaves is party to an arrangement grandfathering certain aspects of the Company’s pension plans for him. All of these agreements and arrangements, and the payments which the executive can receive in certain situations, are described in detail under the caption “Agreements and Arrangements Providing Post-Employment and Change in Control Benefits” that follows this report. The Committee authorizes the Company to enter into Change of Control or other employment related agreements or arrangements with executives only in those situations where the Committee feels doing so is necessary to recruit and/or retain the most talented executives and to provide optimal incentive to the executive in question to work to maximize the performance of the Company and the creation of long-term value for the Company’s shareholders. The Change in Control Agreements are discussed in detail starting on page 52 of this proxy statement. The change in control provisions in these agreements are generally double-trigger provisions in that the executive officer generally receives benefits under the agreements only if, following a change in control, the individual executive officer is either terminated by the Company without cause, or leaves on account of events which qualify under the definition of good reason in the agreement. The Company believes that double-trigger change in control agreements are generally most appropriate as an executive would only be compensated thereunder in the event that the executive was no longer employed with the Company following the change in control.

However, the Company’s equity compensation plans generally provide that equity awards (including performance share awards) for all participants, including the Named Executive Officers, fully vest in the event of a change in control of the Company. The participant is entitled to receive the value of such awards either in cash or shares of the Company’s stock, determined in the Committee’s discretion, following such change in control.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid by the Company for services rendered during fiscal 2009, fiscal 2008 and fiscal 2007 by any person serving as the Company’s Chief Executive Officer during any part of fiscal 2009, by any person serving as the Company’s Chief Financial Officer during any part of fiscal 2009, and by the three other most highly compensated executive officers of the Company in fiscal 2009 (to the extent that such person was an executive officer during the year in question).

Summary Compensation Table

						Non-Equity	Change in
						Incentive Plan	Pension Value	All Other
				Stock	Option	Compensation	and NQDC	Compensation
Name and Principal Position	Year	Salary(a)	Bonus	Awards(b)	Awards(b)	(a)(c)	Earnings(d)	(e)	Total

Brian Goldner(f)	2009	$1,000,000	$0	$1,536,512	$2,166,996	$2,700,000	$132,074	$352,320	$7,887,902
President and Chief	2008	920,769	0	2,836,585	750,617	$2,500,000	$53,660	332,077	7,393,708
Executive Officer	2007	800,000	0	835,822	952,382	2,400,000	272,510	173,913	5,434,627

David D.R. Hargreaves(g)	2009	700,000	0	537,783	758,449	1,700,000	991,297	135,500	4,823,029
Chief Operating Officer	2008	660,384	0	548,999	492,594	1,450,000	1,777,645	132,623	5,062,245
	2007	600,000	0	548,503	624,999	1,500,000	196,104	83,000	3,552,606

Deborah Thomas(h)	2009	423,077	0	134,440	189,611	385,000	26,497	62,808	1,221,433
Senior Vice President and Chief Financial Officer

Barry Nagler	2009	495,000	75,000	285,211	402,284	403,920	68,570	84,884	1,814,869
Chief Legal Officer and	2008	490,384	0	372,556	334,262	340,000	39,743	111,039	1,687,984
Corporate Secretary	2007	475,000	0	372,188	424,111	570,000	144,130	63,500	2,048,929

Duncan Billing	2009	412,501	0	237,668	335,208	500,000	94,823	84,300	1,664,500
Global Chief	2008	403,846	0	323,514	290,276	290,000	46,928	87,641	1,442,205
Development Officer

John Frascotti	2009	425,000	0	244,875	345,367	500,000	73	63,000	1,578,315
Global Chief Marketing	2008	400,480	0	333,323	299,072	275,000	0	24,764	1,332,639
Officer

(a)	Includes amounts deferred pursuant to the Company’s 401(k) Plan and Non-qualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

(b)	Reflects the grant date fair market value for stock and option awards to the Named Executive Officers. Please see note 12 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 27, 2009, for a detailed discussion of assumptions used in valuing options and stock awards generally, and see footnote (d) to the following Grants of Plan-Based Awards table for a discussion of certain assumptions used in valuing equity awards made to the Named Executive Officers.

In each of the years shown, these executives were granted non-qualified stock options and contingent stock performance awards. Mr. Goldner was also granted restricted stock units in 2008.

The grant date fair values included in the table for the contingent stock awards have been calculated based on the probable outcomes under such awards (assumed to be the target values of such awards). If it were assumed that the maximum amount payable under each of these awards were ultimately paid, which maximum is 125% of the target value, then the grant date fair values included under the stock award column for each of the Named Executive Officers would have been as follows: Mr. Goldner, $1,920,640, Mr. Hargreaves $672,229, Ms. Thomas $168,050, Mr. Nagler $356,514, Mr. Billing $297,085 and Mr. Frascotti $306,094.

(c)	For Mr. Goldner and Mr. Hargreaves these amounts consist entirely of the management incentive awards earned by such executives under the Company’s 2004 Senior Management Annual Performance Plan for their performances during fiscal 2009, fiscal 2008 and fiscal 2007. For Ms. Thomas, Mr. Nagler, Mr. Billing and Mr. Frascotti, these amounts consist entirely of the management incentive awards earned by such executives under the Company’s Management Incentive Plan for the applicable year.

(d)	The amounts reflected in this table primarily consist of the change in pension value during fiscal 2009, fiscal 2008 and fiscal 2007 for each Named Executive Officer. The significant increase in Mr. Hargreaves’ Change in Pension Value in 2008, as compared to fiscal 2007, results largely from the fact that the pension benefit is computed as a function of a rolling five-year compensation average and Mr. Hargreaves’ eligible compensation has increased in recent years due to higher incentive compensation earnings resulting from the strong performances of the Company, as well as the fact that Mr. Hargeaves was promoted to Chief Financial Officer, and more recently in 2008, to Chief Operating Officer.

The amounts reflected in this table also include the following amounts which were earned on balances under the Supplemental Plan and are considered above market, as the Company paid interest on account balances at a rate of 6%, when 120% of the applicable long-term rate was 4.3%:

2009

Brian Goldner	$15,010
David D.R. Hargreaves	$8,843
Deborah Thomas	$1,495
Barry Nagler	$6,650
Duncan Billing	$3,730
John Frascotti	$73

Does not include the following aggregate amounts, in fiscal 2009, fiscal 2008 and fiscal 2007 respectively, which were earned or (lost) by the executives on the balance of (i) compensation previously deferred by them under the Deferred Compensation Plan and (ii) amounts previously contributed by the Company to the executive’s account under the Supplemental Plan (401(k)):

	2009	2008	2007

Brian Goldner	$101,963	$(81,061)	$22,381
David D.R. Hargreaves	$598,168	$(1,041,047)	$170,191
Deborah Thomas	$45,368	N/A	N/A
Barry Nagler	$28,955	$5,029	$10,699
Duncan Billing	$61,545	$(106,294)	N/A
John Frascotti	$238	$0	N/A

Except as set forth above, earnings on compensation previously deferred by the executive officers and on the Company’s prior contributions to the Supplemental Plan do not exceed the market returns on the relevant investments, and they do not exceed the returns which are earned by other participants selecting the same investment options.

(e)	Includes the following amounts, for fiscal 2009, fiscal 2008 and fiscal 2007 respectively, paid by the Company for each Named Executive Officer in connection with a program whereby certain financial planning, legal and tax preparation services provided to the individual are paid for by the Company:

	2009	2008	2007

Brian Goldner	$2,320	$0	$0
David D.R. Hargreaves	$6,500	$3,000	$5,000
Deborah Thomas	$0	N/A	N/A
Barry Nagler	$1,384	$5,000	$5,000
Duncan Billing	$0	$0	N/A
John Frascotti	$0	$0	N/A

Includes the Company’s matching contribution to each individual’s savings account, the annual company contribution, as well as the annual transition contribution, if applicable, for each individual under the 401(k) Plan and the Supplemental Plan, such amounts as follows:

	2009	2008	2007

Brian Goldner	$350,000	$332,077	$173,913
David D.R. Hargreaves	$129,000	$129,623	$78,000
Deborah Thomas	$62,808	N/A	N/A
Barry Nagler	$83,500	$106,039	$58,500
Duncan Billing	$84,300	$87,461	N/A
John Frascotti	$63,000	$24,764	N/A

These amounts are in part contributed to the individual’s account in the 401(k) Plan and, to the extent in excess of certain Code maximums, deemed allocated to the individual’s account in the Supplemental Plan (401(k)).

(f)	Mr. Goldner became President and Chief Executive Officer of the Company on May 22, 2008. Prior thereto, Mr. Goldner served as Chief Operating Officer of the Company.

(g)	Mr. Hargreaves became Chief Operating Officer of the Company in May 2008. Mr. Hargreaves also served as Chief Financial Officer of the Company until May of 2009. Prior to becoming Chief Operating Officer, Mr. Hargreaves served as Executive Vice President, Finance and Global Operations, and Chief Financial Officer.

(h)	Ms. Thomas became Senior Vice President and Chief Financial Officer in May 2009. Prior thereto Ms. Thomas was Senior Vice President and Head of Corporate Finance.

* * *

The following table sets forth certain information regarding grants of plan-based awards for fiscal 2009 to the Named Executive Officers.

Grants of Plan-Based Awards

									All	All Other
									Other	Option		Closing	Grant
									Stock	Awards:		Market	Date Fair
						Estimated Future Payouts			Awards:	Number of	Exercise	Price	Value of
			Estimated Future Payouts Under Non-Equity			Under Equity			Number	Shares	Price of	on the	Stock and
			Incentive Plan Awards			Incentive Plan Awards			of	Underlying	Option	Date of	Option
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum	Shares	Options	Awards	Grant	Awards(d)

Brian Goldner	2/4/09	(a)			$3,000,000
	2/4/09	(b)				34,436	68,871	86,089					$1,536,512
	5/21/09	(c)								397,614	$22.73	$22.58	2,166,996

David D.R. Hargreaves	2/4/09	(a)			2,100,000
	2/4/09	(b)				12,053	24,105	30,131					537,783
	5/21/09	(c)								139,165	22.73	22.58	758,449

Deborah Thomas	2/4/09	(a)	$152,308	253,846	761,539
	2/4/09	(b)				3,013	6,026	7,533					134,440
	5/21/09	(c)								34,791	22.73	22.58	189,611

Barry Nagler	2/4/09	(a)	178,200	297,000	891,000
	2/4/09	(b)				6,392	12,784	15,980					285,211
	5/21/09	(c)								73,807	22.73	22.58	402,248

Duncan Billing	2/4/09	(a)	148,500	247,500	742,501
	2/4/09	(b)				5,327	10,653	13,316					237,668
	5/21/09	(c)								61,506	22.73	22.58	335,208

John Frascotti	2/4/09	(a)	153,000	255,000	765,000
	2/4/09	(b)				5,488	10,976	13,720					244,875
	5/21/09	(c)								63,370	22.73	22.58	345,367

(a)	For Mr. Goldner and Mr. Hargreaves these management incentive awards were made pursuant to the Company’s 2004 Senior Management Annual Performance Plan. For Ms. Thomas, Mr. Nagler, Mr. Billing

and Mr. Frascotti these management incentive plan awards were made pursuant to the Company’s 2009 Management Incentive Plan.

(b)	All of these contingent stock performance awards were granted pursuant to the Company’s Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”). These awards provide the recipients with the ability to earn shares of the Company’s Common Stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenues”) targets over a three-year period beginning January 2009 and ending December 2011 (the “Performance Period”). Each Stock Performance Award has a target number of shares of Common Stock associated with such award which may be earned by the recipient if the Company achieves the stated EPS and Revenues targets set for the Performance Period. Upon a Change of Control, as defined in the 2003 Plan, all stock performance awards will be canceled in exchange for payment in the amount of the product of the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the target number of shares applicable to the award. This payment will be made in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

(c)	All of these options were granted pursuant to the 2003 Plan. These options are non-qualified, were granted with an exercise price equal to the average of the high and low sales prices of the Company’s common stock on the date of grant, and vest in equal annual installments over the first three anniversaries of the date of grant. All options become fully vested in the event of death, disability or retirement at the optionee’s normal retirement date and are exercisable for a period of one year from the date of such disability or retirement, or in the case of death, from the appointment and qualification of the executor, administrator or trustee for the optionee’s estate. An optionee taking early retirement may, under certain circumstances, exercise all or a portion of the options unvested at his or her early retirement date and may exercise such options for three months or such longer period as the Compensation Committee may approve. Unless otherwise approved by the Compensation Committee in its discretion, upon termination of employment for any other reason, only options vested at the date of the termination may be exercised, and are exercisable for a period of three months following termination.

Upon a Change of Control, as defined in the 2003 Plan, all options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee. Participants may exercise options and satisfy tax withholding liabilities by payments in cash or by delivery of Common Stock equal to the exercise price and the tax withholding liability. In addition, participants may instruct the Company to withhold shares issuable upon exercise in satisfaction of tax withholding liability.

(d)	The Grant Date Present Values for options were determined using the standard application of the Black-Scholes option pricing methodology using the following weighted average assumptions: volatility 35.58%, dividend yield 3.52% and a risk free interest rate of 1.87% based on the options being outstanding for approximately five and a half years. The Grant Date Present Values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing the Grant Date Present Values indicated in the above table, it should be kept in mind that no matter what theoretical value is placed on an option on the date of grant, the ultimate value of the option is dependent on the market value of the Common Stock at a future date, and the extent if any, by which such market value exceeds the exercise price on the date of exercise. The grant date fair values for the contingent stock performance awards were based on the average of the high and low trading prices on the date of grant of these awards, which was $22.31 per share.

Please see note 12 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 27, 2009, for a detailed discussion of the assumptions used in valuing these options and stock awards.

* * *

The following table sets forth information for equity awards held by the named individuals as of the end of the Company’s 2009 fiscal year.

Outstanding Equity Awards at Fiscal Year-End

							Stock Awards
												Equity
	Option Awards											Incentive Plan
				Equity						Equity		Awards:
				Incentive						Incentive		Market or
				Plan Awards:			Number		Market	Plan Awards:		Payout Value
	Number of	Number of		Number of			of Shares		Value of	Number of		of Unearned
	Securities	Securities		Securities			or Units		Shares or	Unearned		Shares, Units
	Underlying	Underlying		Underlying			of Stock		Units of	Shares, Units or		or Other
	Unexercised	Unexercised		Unexercised	Option		That		Stock That	Other Rights		Rights That
	Options	Options		Unearned	Exercise	Option	Have Not		Have Not	That Have Not		Have Not
	(#)	(#)		Options	Price	Expiration	Vested		Vested	Vested		Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)(e)	(#)		($)(e)

Brian Goldner							57,787	(a)	$1,859,008	36,698	(b)	$1,180,575
										30,876	(c)	$993,281
										68,871	(d)	$2,215,581
	100,000	—		—	$17.9685	4/24/2012
	75,000	—		—	$18.5750	5/19/2014
	150,000	—		—	$20.4325	5/19/2011
	90,000	—		—	$20.5700	5/18/2012
	181,406	—		—	$18.8150	7/26/2013
	81,925	40,963	(f)	—	$32.4250	5/23/2014
	54,870	109,739	(g)	—	$27.0950	2/12/2015
	—	397,614	(h)	—	$22.7300	5/20/2016
David D.R. Hargreaves							0		$0	24,083	(b)	$774,750
										20,262	(c)	$651,829
										24,105	(d)	$775,458
	40,000	—		—	$18.5750	5/19/2014
	125,000	—		—	$20.4325	5/19/2011
	45,000	—		—	$20.5700	5/18/2012
	85,034	—		—	$18.8150	7/26/2013
	53,763	26,882	(f)	—	$32.4250	5/23/2014
	36,009	72,016	(g)	—	$27.0950	2/12/2015
	—	139,165	(h)	—	$22.7300	5/20/2016
Deborah Thomas							0		$0	5,505	(b)	$177,096
										5,789	(c)	$186,232
										6,026	(d)	$193,856
	4,417	—		—	$18.5750	5/19/2014
	8,833	—		—	$20.5700	5/18/2012
	27,211	—		—	$18.8150	7/26/2013
	12,289	6,144	(f)	—	$32.4250	5/23/2014
	10,288	20,576	(g)	—	$27.0950	2/12/2015
	—	34,791	(h)	—	$22.7300	5/20/2016
Barry Nagler							0		$0	16,342	(b)	$525,722
										13,750	(c)	$442,338
										12,784	(d)	$411,261
	14,500	—		—	$20.5700	5/18/2012
	53,882	—		—	$18.8150	7/26/2013
	36,483	18,241	(f)	—	$32.4250	5/23/2014
	24,435	48,868	(g)	—	$27.0950	2/12/2015
	—	73,807	(h)	—	$22.7300	5/20/2016
Duncan Billing							0		$0	8,188	(b)	$263,408
										11,940	(c)	$384,110
										10,653	(d)	$342,707
	13,492	—		—	$18.8150	7/26/2013
	18,279	9,140	(f)	—	$32.4250	5/23/2014
	21,219	42,438	(g)	—	$27.0950	2/12/2015
	—	61,506	(h)	—	$22.7300	5/20/2016
John Frascotti							0		$0	12,302	(c)	$395,755
										10,976	(d)	$353,098
	21,862	43,724	(g)	—	$27.0950	2/12/2015
	—	63,370	(h)	—	$22.7300	5/20/2016

(a)	Comprised of 57,787 restricted stock units. All of the 57,787 restricted stock units will vest on May 22, 2011, subject to Mr. Goldner’s continued employment with the Company through that date.

(b)	These contingent stock performance awards, granted in fiscal 2007, are reflected at 125% of the target number of shares for such awards. The performance period for those awards ended at the end of December 2009, but the awards were not actually earned by the recipients until February 23, 2010, following certification of the Company’s financial performance under those awards at a level which yielded a payout of 125% of target.

(c)	These contingent stock performance awards granted in fiscal 2008, are reflected at the target number of shares for such awards, even though the performance period will not end until December 2010 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(d)	These contingent stock performance awards granted in fiscal 2009, are reflected at the target number of shares for such awards, even though the performance period will not end until December 2011 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(e)	These amounts were computed by multiplying the number of shares by the closing share price of $32.17 on December 24, 2009, the last trading day of the Company’s 2009 fiscal year.

(f)	The remainder of these options will vest on May 24, 2010, subject to the optionee’s continued employment with the Company through that date.

(g)	One half of these unexercisable options will vest on each of February 13, 2010 and February 13, 2011, subject to the optionee’s continued employment with the Company through those dates.

(h)	One third of these unexercisable options will vest on each of May 21, 2010, May 21, 2011 and May 21, 2012, subject to the optionee’s continued employment with the Company through those dates.

* * *

The following table sets forth information concerning aggregate option exercises, vesting of restricted stock and earning of stock pursuant to contingent stock performance awards during the 2009 fiscal year for the Named Executive Officers.

Option Exercises and Stock Vested

	Option Awards
	Number of		Stock Awards
	Shares		Shares
	Acquired on	Value Realized	Acquired	Value Realized
	Exercise	On Exercise	on Vesting	On Vesting
Name	(#)	($)	(#)	($)

Brian Goldner	—	$—	70,801	$1,686,271
David D.R. Hargreaves	—	—	23,813	$543,175
Deborah Thomas	—	—	7,621	$173,835
Barry Nagler	—	—	22,623	$516,031
Duncan Billing	—	—	11,335	$258,551
John Frascotti	—	—	—	$—

* * *

The following table sets forth information regarding each of the Named Executive Officers’ years of credited service and accrued pension benefits with the Company under plans providing specified retirement payments and benefits, including tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and non-qualified defined contribution plans. Information is provided as of the plans’ measurement dates used for financial reporting purposes for the Company’s 2009 fiscal year.

Pension Benefits

			Present Value of
		Number of	Accrued Benefit
		Years of	Payable at Normal	Payments
		Credited	Retirement	During the Last
Name	Plan Name	Service	($)(a)	Fiscal Year($)

Brian Goldner	Pension Plan	8.0	$103,110	$0
	Supplemental Plan	8.0	$796,297	$0
David D.R. Hargreaves	Pension Plan	15.0	$312,306	$0
	Supplemental Plan	15.0	$1,057,201	$0
	Retirement Agreement	27.0	$3,057,656	$0
Deborah Thomas	Pension Plan	9.0	$98,738	$0
	Supplemental Plan	9.0	$55,661	$0
Barry Nagler	Pension Plan	8.0	$145,386	$0
	Supplemental Plan	8.0	$513,181	$0
Duncan Billing	Pension Plan	16.0	$234,578	$0
	Supplemental Plan	16.0	$391,147	$0
John Frascotti(b)	Pension Plan	N/A	N/A	N/A

(a)	The “Present Value of Accrued Benefit” is the lump-sum value as of December 27, 2009 of the annual pension benefit earned as of December 27, 2009 payable under a plan for the executive’s life beginning on the date in which the Named Executive Officer may commence an unreduced pension under the respective plan, reflecting current credited service, current five-year average compensation, and current statutory benefit and pay limits as applicable. Certain assumptions were used to determine the lump-sum values and are outlined below. These assumptions are consistent with those used for financial statement purposes under FAS 87, except that the Named Executive Officer is assumed to continue to be employed until the assumed retirement age (i.e., there will be no assumed termination for any reason, including death or disability). The assumptions are as follows: (i) the FAS 87 measurement date is December 27, 2009, (ii) it is assumed that 65% of participants will elect a lump sum payment and 35% will elect an annuity under the Pension Plan and the Supplemental Plan, and that Mr. Hargreaves will elect an annuity for any benefits provided under the Retirement Agreement, (iii) the discount rate is assumed to be 5.73% for the Pension Plan, 5.56% for the Supplemental Plan and 5.62% for the Retirement Agreement, (iv) for the Pension Plan and the Supplemental Plan, the lump sum interest rate is assumed to be 5.50%, (v) for mortality (post-commencement) the RP-2000 mortality tables are used with separate rates for males and females for benefits paid as annuities and the IRS table promulgated in Revenue Ruling 2007-67 for benefits paid as lump sums, (vi) the earliest unreduced retirement age is age 65 for the plans prior to the January 1, 2000 amendment, and age 55 for the plans following such amendment and (vii) all values are estimates only; actual benefits will be based on data, pay and service at the time of retirement. Mr. Hargreaves is currently eligible for an unreduced retirement benefit.

(b)	The Pension Plan was frozen prior to Mr. Frascotti joining the Company.

Description of Pension Plans

The Company sponsors the Hasbro, Inc. Pension Plan (the “Pension Plan”) and the Supplemental Benefit Plan (the “Supplemental Plan”) for substantially all of its U.S. employees. The Pension Plan provides funded, tax-qualified benefits subject to the limits on compensation and benefits applicable under the Internal Revenue Code. Except for John Frascotti, who joined the Company on January 21, 2008, after the Pension Plan benefits had been frozen, all of the Named Executive Officers participate in the Pension and Supplemental Plans. As a result of his service while in the U.K., Mr. Hargreaves accrued a benefit under the Company’s former U.K. Employee Benefits Plan (the “U.K. Plan”) and the Hasbro International Expatriate Pension Plan (the “Expatriate Plan”). As is discussed in the “Executive Benefits” section of the Compensation Discussion and Analysis, the Company entered into a Retirement Agreement with Mr. Hargreaves. The Retirement Agreement effectively replaces the benefit accrued under the Expatriate Plan while providing for continued pension accruals until Mr. Hargreaves’ retirement. The U.K. Plan was closed in 1994 and the accrued benefits under the U.K. Plan were transferred to Legal and General. The Company no longer has any obligation to pay those benefits. Mr. Hargreaves is, however, entitled to an annuity benefit from Legal and General relating back to the closed U.K. Plan. The Pension Plan, Supplemental Plan, Post-Employment Agreement, former U.K. Plan annuity benefit and Retirement Agreement are described in more detail below.

The Company does not have a policy of granting any additional years of benefit service beyond the definition of benefit service within the plans identified above. A year of benefit service is earned for each year in which an employee completes at least 1,000 hours of service for the Company.

Benefits earned under the Pension Plan, the Supplemental Plan (Pension) and the Expatriate Plan were frozen effective December 31, 2007. Effective January 1, 2008, the Company amended its 401(k) Plan to include an additional annual Company contribution targeted at 3% of an employee’s base salary and bonus, which is in addition to the pre-existing Company matching formula. In addition, for eligible employees meeting certain age and service requirements, there will be an additional annual transition contribution ranging from 1% to 9% of the employees’ base salary and bonus during the years 2008 through 2012. Annual contributions in excess of IRS limits are provided on a nonqualified plan basis in the Supplemental Plan (401(k)). Mr. Hargreaves waived his right to participate in either of these new 401(k) Plan features.

Pension Plan

Effective January 1, 2000, the Company amended the Pension Plan as part of an overall redesign of its retirement programs. The January 1, 2000 amendments to the Pension Plan implemented a number of changes. Among the significant changes, the amendments to the Pension Plan provided for a lump sum benefit or an annual benefit, both determined primarily on the basis of average compensation and actual years of service (previously years of service in excess of 30 years were excluded). Another aspect of the amendments made the benefits under the Pension Plan portable after five years of service with the Company.

Until January 1, 2007, employees working for the Company at the time of the January 1, 2000 amendments received the greater of the benefit provided by the unamended plan and the benefit provided by the amended plan. For such employees retiring on or after January 1, 2007, to compute their benefits the Company determines what the employee’s benefits would have been under the Pension Plan, prior to the amendment, as of December 31, 2006. If the benefits under the Pension Plan, prior to the amendment, are higher than the benefits provided for such employee under the Pension Plan following the amendment, the employee’s pension benefits are computed by adding the benefits accrued under the unamended plan, as of December 31, 2006, to the benefits accrued under the plan, as amended, for periods of service after January 1, 2007. For employees joining the Company after January 1, 2000, benefits will only be computed with respect to the Pension Plan as amended. Mr. Goldner and Mr. Nagler were hired after January 1, 2000 and, therefore, are covered only by the amended Pension Plan.

Prior to the January 1, 2000 amendment the annual annuity under the Pension Plan was computed as follows: (I) (A) 50% of the person’s five-year average compensation was reduced by (B) X% of the lesser of (i) the person’s three-year average compensation and (ii) the person’s social security covered compensation, and (II) the resulting amount was then multiplied by the ratio of years of benefit service (not to exceed 30) over 30. For purposes of computing benefits in this formula X equals: (i) 22.5 if the social security retirement age is 65, (ii) 21.0 if the social security retirement age is 66 and (iii) 19.5 if the social security retirement age is 67.

If benefits commenced prior to age 65, (A) and (B) above were adjusted separately for early commencement as follows: (A) is reduced by 4% per year until age 50 and on an actuarially equivalent basis thereafter and (B) is reduced 5/9th of 1% for the first 60 months commencement precedes social security retirement age and 5/18th of

1% for the next 60 months. Thereafter, (B) is reduced on a actuarially equivalent basis. In all cases, X above equals 22.5% for early commencement of benefits.

Following the January 1, 2000 amendment annual annuity benefits under the Pension Plan are computed as follows: (I) (A) 2/3 of 1% of the person’s five-year average compensation is added to (B) 1/3 of 1% of the person’s five-year average compensation in excess of the social security taxable wage base and the resulting amount is multiplied by (II) the person’s years of benefit service. Under the amended plan, benefits commencing prior to age 55 are reduced 1/4th of 1% for each month commencement precedes age 55, with a maximum reduction of 75%.

For purposes of the computations set forth above under the Pension Plan, “five-year average compensation” equals the highest consecutive five years of compensation during the last ten years, while “three-year average compensation” equals the three most recent years during the same five-year period. Compensation includes salary, non-equity incentive plan payments and any additional cash bonus (in the year paid) as well as tax-qualified elective deferrals and excludes equity based compensation, sign-on or retention bonuses and other forms of non-cash compensation that may be taxable to the executive. Compensation is subject to the maximum limits imposed under the Code (which were $225,000 for 2007, the last year that compensation was considered under the plan).

Participants may elect to receive benefits as a lump sum payment or one of the annuity forms of payment available under the Pension Plan. Because the plan provides for a lump sum payment, benefits may commence at any age after termination, once vested (generally after five years of benefit service). For early commencement, the comparison of benefits under the amended and unamended formulae is determined based on the reduced benefit under each formula at the commencement age.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

Supplemental Plan (Pension)

The Supplemental Plan provides benefits determined under the same benefit formula as the Pension Plan, but without regard to the compensation and benefit limits imposed by the Code. For determination of Supplemental Plan benefits, compensation deferred into the Non-qualified Deferred Compensation Plan is included in the year of deferral. Benefits under the Supplemental Plan are reduced by benefits payable under the Pension Plan. The Supplemental Plan benefits are not tax-qualified and are unfunded.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

U.K. Employee Benefits Plan

As a result of his service while in the U.K., Mr. Hargreaves accrued a benefit under the Company’s former U.K. Employee Benefits Plan (the “U.K. Plan”) and the Hasbro International Expatriate Pension Plan (the “Expatriate Plan”). The U.K. Plan was closed in 1994 and an annuity was purchased from Legal and General to provide the accrued benefits under the U.K. Plan. The Company no longer has any obligation to pay those benefits. Mr. Hargreaves is, however, entitled to the annuity benefit from Legal and General relating back to the closed U.K. Plan. The annual single straight-life annuity benefit earned by Mr. Hargreaves under the U.K. Plan as of the date his participation in the U.K. Plan ceased was 9,617 British pounds. This annuity amount is adjusted each year for inflation.

Retirement Agreement With Mr. Hargreaves

Mr. Hargreaves is entitled to a defined benefit from a Retirement Agreement that replaces the benefits previously accrued under the Expatriate Plan and considers all of his services with Hasbro, including periods in the U.K. The single straight-life annuity benefit under the Retirement Agreement is determined as follows: (I) (A) 1% of five-year average compensation multiplied by (B) years of benefit service (for this purpose Mr. Hargreaves is continuing to accrue years of benefit service), with such benefits then being reduced by (II) the benefits payable from the (i) former U.K. Plan sponsored by Hasbro (which benefits are now being provided by Legal and General as a result of the buyout of deferred pensioners), (ii) Pension Plan and (iii) Supplemental Plan (pension benefits). Due to Mr. Hargreaves’ age and service, benefits under this plan are payable on an unreduced basis.

The following table provides information with respect to fiscal 2009 for each of the Named Executive Officers regarding defined contribution plans and other plans which provide for the deferral of compensation on a basis that is not tax-qualified.

	Non-qualified Deferred Compensation
		Executive	Registrant		Aggregate
		Contributions in	Contributions in	Aggregate	Withdrawals /	Aggregate Balance at
		Last Fiscal Year	Last Fiscal Year	Earnings in Last	Distributions	Last Fiscal Year End
Name	Plan Name	($)(a)	($)(a)	Fiscal Year($)(b)	($)	($)(c)

Brian Goldner	Nonqualified Deferred Compensation Plan	$—	$—	$52,846	$—	$251,927
	Supplemental Savings Plan	—	325,500	49,117	—	1,247,334
David D.R. Hargreaves	Nonqualified Deferred Compensation Plan	180,000	—	569,217	—	2,413,270
	Supplemental Savings Plan	—	114,300	28,951	—	641,196
Deborah Thomas	Nonqualified Deferred Compensation Plan	—	—	40,476	—	296,239
	Supplemental Savings Plan	—	38,308	4,893	—	130,508
Barry Nagler	Nonqualified Deferred Compensation Plan	—	—	7,188	—	45,542
	Supplemental Savings Plan	—	59,000	21,767	—	454,202
Duncan Billing	Nonqualified Deferred Compensation Plan	—	—	49,334	—	190,275
	Supplemental Savings Plan	—	54,900	12,211	—	279,843
John Frascotti	Nonqualified Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	40,950	238	—	46,302

(a)	Both the executive and registrant contributions above are also disclosed in the preceding Summary Compensation Table as either salary, non-equity incentive plan compensation or under all other compensation, as applicable. Registrant contributions earned during 2009 but credited to the account during 2010 as well as executive contributions on amounts earned during 2009 but paid in 2010 are included in the table above.

(b)	The aggregate earnings in the last fiscal year include earnings on amounts deferred by the individuals in years prior to fiscal 2009.

(c)	Includes registrant and executive contributions on amounts earned during 2009 but credited during 2010. In addition to the amounts contributed for 2009, the amounts below were reported as compensation in prior Summary Compensation Tables (Mr. Goldner and Mr. Hargreaves have had their compensation for fiscal 2000 forward reported as named executive officers in the Company’s previous proxy statements, Mr. Nagler had his compensation for fiscal 2006 forward reported in the Company’s proxy statements, and Mr. Billing and Mr. Frascotti have had their compensation for fiscal 2008 forward reported in the Company’s proxy statements).

Brian Goldner	$1,357,797
David D.R. Hargreaves	$2,087,723
Barry Nagler	$210,333
Duncan Billing	$61,783
John Frascotti	$5,114

Amounts included in the “Non-qualified Deferred Compensation” table above consist of executive deferrals and registrant contributions under the Supplemental Plan and the Non-qualified Deferred Compensation Plan, each of which are described below.

Supplemental Plan (401(k))

Each of the Named Executive Officers participated in the Supplemental Plan. All registrant contributions reflected in the preceding table were allocated to the Supplemental Plan. Elective deferrals are not permitted under the Supplemental Plan. Account balances received interest at the rate of 6% per year for 2009. This rate reflects the 2009 return, less an allowance for certain expenses, paid by the insurance companies providing this corporate owned life insurance product to Hasbro. Matching contributions are fully vested at all times while the annual Company and transition contributions are subject to a 3-year vesting requirement, however remaining benefits are subject to forfeiture for violations of non-competition or confidentiality obligations or for termination due to certain criminal acts involving Company property. Benefits under the Supplemental Plan are payable as a lump sum upon termination of employment (including retirement and death), subject to a six-month waiting period under Code Section 409A, as applicable.

As is noted in the description of Pension Plans set forth in the preceding pages, effective January 1, 2008, this plan was expanded to include new program employer contributions in excess of IRS limits.

Non-qualified Deferred Compensation Plan

The Company’s Non-qualified Deferred Compensation Program is available to all of the Company’s employees who are in band 40 (director level) or above and whose compensation is equal to or greater than $110,000 for 2009, including the Named Executive Officers. Participants may defer up to 75% of their base salary and 85% of the awards they are paid under the Company’s non-equity incentive plans. Participant account balances are credited with earnings based on the participant’s selection from the list of investments below. The fixed rate option was added to the plan effective July 21, 2009. The fixed rate option rate of return was determined in consultation with the insurance company which provides corporate owned life insurance to Hasbro. The allocation of investments may be changed as often as daily, with the exception of the Hasbro Stock Fund and the fixed rate option. Selection of the Company Stock Fund and the fixed rate option is made once per year and becomes effective the following January. Rates of return earned(lost) by the Named Executive Officers are the same as the rates of return earned(lost) by other participants selecting the same investment choices and are set forth in the table below for fiscal 2009. As such, the Company does not consider these rates of return to be “above-market” within the meaning of the rules of the United States Securities and Exchange Commission.

Rate of
Return
Investment	for 2009

Money Market	0.72%
Intermediate Bond	14.04%
Balanced	22.90%
Large Cap Value	26.92%
S&P 500 Index	26.61%
Large Cap Core	35.71%
Fixed Rate Option	6.00%
Large Cap Growth	28.29%
Mid-Cap Core Index	40.37%
Small-Cap Core Index	28.22%
International Equity	42.57%
Real Return	18.36%
Hasbro Stock Fund	Approximates the rate of return on the Company’s common stock

Generally, account balances under the plan may be paid as a lump sum or in installments over a five, ten or fifteen-year period following the termination of employment, except amounts designated as short-term payouts which are payable at a pre-selected date in the future. Account balances may be distributed prior to retirement in the event of a financial hardship, but not in excess of the amount needed to meet the hardship.

Potential Payments Upon Termination or Change in Control; Employment Agreements

The following tables provide information as to the value of incremental payments and other benefits that would have been received by the Named Executive Officers upon a termination of their employment with the Company due to various types of situations, or upon a change in control of the Company, assuming such termination and/or change in control had taken place on December 24, 2009 (the last business day of the Company’s 2009 fiscal year). The benefits reflect the closing price of the Company’s Common Stock of $32.17 on December 24, 2009, where appropriate, except that in the case of a Change in Control, the benefits reflect a price of $32.47 per share (which was the highest sales price during the sixty days prior to December 24, 2009, as computed in accordance with the

Company’s equity compensation plans). Following these tables is a narrative description of the plans and agreements pursuant to which these payments and benefits are payable.

In addition to the benefits detailed in the following tables, the Named Executive Officers are eligible to receive vested benefits under the Company’s pension plans and deferred compensation plans, to the extent applicable, which are quantified in the preceding tables in this proxy statement, as well as benefits under stock options held by such executive officers which are vested and exercisable as of the date of their termination. In addition, the Named Executive Officers are eligible to participate in the Company’s post-retirement medical program, which is available to all salaried employees and provides post-retirement life insurance and access to health coverage funded by the retiree at the same rates as an active employee.

Brian Goldner

						Involuntary
						Without
				Involuntary		Cause or for
				w/out		Good
				Cause /		Reason (w/			Death
	Voluntary	Involuntary		Voluntary		Change			Pre-
	Resignation	for Cause		for Good Reason		in Control)(a)	Disability		Retirement		Retirement

Cash Severance
Base Salary	$0	$0		$1,841,538		$2,529,231	$0		$0		N/A
Bonus	$0	$0		$2,301,923		$4,800,000	$0		$0		N/A
Target Bonus for 2009	$0	$0		$0		$1,250,000	$0		$0		N/A

Total Cash Severance	$0	$0		$4,143,461		$8,579,231	$0		$0		N/A
Benefits & Perquisites
Pension(b)	$69,619	$0	(c)	$69,619		$246,642	$69,619		$0		N/A
Health and Welfare Benefits	$0	$0		$30,212		$45,318	$0		$0		N/A
Outplacement	$0	$0		$17,000		$17,000	N/A		N/A		N/A

Total Benefits & Perquisites	$69,619	$0		$116,831		$308,960	$69,619		$0		N/A
280G Tax Gross-Up	N/A	N/A		N/A		$5,669,520	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$4,310,402		$4,464,450	$4,310,402		$4,310,402		N/A
Value of Accelerated Restricted Stock	$0	$0		$1,859,008		$1,876,344	$1,859,008		$1,859,008		N/A
Value of Accelerated Performance Shares	$0	$0		$1,391,610	(d)	$3,238,785	$1,391,610	(d)	$1,391,610	(d)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$7,561,020		$9,579,579	$7,561,020		$7,561,020		N/A
Total Value: Incremental Benefits	$69,619	$0		$11,821,312		$24,137,290	$7,630,639		$7,561,020		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive and would not result in excise tax under Section 4999 of the Code.

(b)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment. The incremental values assume that all benefits are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(c)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Goldner’s employment agreement as it was in effect at the end of fiscal 2009, including both pension and deferred compensation, were subject to forfeiture.

(d)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 24, 2009.

David D.R. Hargreaves

					Involuntary
					Without
					Cause or for
				Involuntary	Good Reason			Death
	Voluntary	Involuntary		Without	(w/ Change in			Pre-
	Resignation	for Cause		Cause	Control)(a)	Disability		Retirement		Retirement

Cash Severance
Base Salary	$0	$0		$726,923	$1,757,769	$0		$0		N/A
Bonus	$0	$0		$0	$2,553,000	$0		$0		N/A
Target Bonus for 2009	$0	$0		$0	$560,000	$0		$0		N/A

Total Cash Severance	$0	$0		$726,923	$4,870,769	$0		$0		N/A
Benefits & Perquisites
Pension(b)	$45,184	$0	(c)	$45,184	$1,435,519	$45,184		$0		$45,184
Health and Welfare Benefits	$0	$0		$16,723	$48,312	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	N/A		N/A		N/A

Total Benefits & Perquisites	$45,184	$0		$78,907	$1,500,831	$45,184		$0		$45,184
280G Tax Gross-Up	N/A	N/A		N/A	$3,375,395	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$0	$1,743,763	$1,679,199		$1,679,199		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$1,440,596	$688,921	(d)	$688,921	(d)	$688,921	(d)

Total Value of Accelerated Equity Grants	$0	$0		$0	$3,184,359	$2,368,120		$2,368,120		$688,921
Total Value: Incremental Benefits	$45,184	$0		$805,830	$12,931,354	$2,413,304		$2,368,120		$734,105

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive and would not result in excise tax under Section 4999 of the Code.

(b)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment under the Company’s Pension and Supplemental Plans. The incremental values assume that benefits under these plans are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(c)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Hargreaves’ change in control agreement, including both pension and deferred compensation, are subject to forfeiture.

(d)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 24, 2009.

Deborah Thomas

					Involuntary
					Without
					Cause or for
				Involuntary	Good Reason			Death
	Voluntary	Involuntary		Without	(w/ Change in			Pre-
	Resignation	for Cause		Cause	Control)(a)	Disability		Retirement		Retirement

Cash Severance
Base Salary	$0	$0		$450,000	$450,000	$0		$0		N/A
Bonus	$0	$0		$0	$0	$0		$0		N/A
Target Bonus for 2009	$0	$0		$0	$0	$0		$0		N/A

Total Cash Severance	$0	$0		$450,000	$450,000	$0		$0		N/A
Benefits & Perquisites
Pension(b)	$65,552	$0	(c)	$65,552	$65,552	$65,552		$4,829		N/A
Health and Welfare Benefits	$0	$0		$10,229	$10,229	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	N/A		N/A		N/A

Total Benefits & Perquisites	$65,552	$0		$92,781	$92,781	$65,552		$4,829		N/A
280G Tax Gross-Up	N/A	N/A		N/A	$0	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$0	$449,736	$432,850		$432,850		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$383,633	$187,680	(d)	$187,680	(d)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$0	$833,369	$620,530		$620,530		N/A
Total Value: Incremental Benefits	$65,552	$0		$542,781	$1,376,150	$686,082		$625,359		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive.

(b)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment. The incremental values assume that all benefits are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(c)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan, including both pension and deferred compensation, are subject to forfeiture.

(d)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 24, 2009.

Barry Nagler

					Involuntary
					Without
					Cause or for
				Involuntary	Good Reason
	Voluntary	Involuntary		Without	(w/ Change in
	Resignation	for Cause		Cause	Control)(a)	Disability		Death		Retirement

Cash Severance
Base Salary	$0	$0		$495,000	$1,446,231	$0		$0		N/A
Bonus	$0	$0		$0	$1,146,000	$0		$0		N/A
Target Bonus for 2009	$0	$0		$0	$297,000	$0		$0		N/A

Total Cash Severance	$0	$0		$495,000	$2,889,231	$0		$0		N/A
Benefits & Perquisites
Pension(b)	$0	$0	(c)	$0	$37,433	$0		$0		N/A
Health and Welfare Benefits	$0	$0		$16,104	$48,312	$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	N/A		N/A		N/A

Total Benefits & Perquisites	$0	$0		$33,104	$102,745	$0		$0		N/A
280G Tax Gross-Up	N/A	N/A		N/A	$0	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$0	$982,367	$944,743		$944,743		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$861,559	$429,502	(d)	$429,502	(d)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$0	$1,843,926	$1,374,245		$1,374,245		N/A
Total Value: Incremental Benefits	$0	$0		$528,104	$4,835,902	$1,374,245		$1,374,245		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive and would not result in excise tax under Section 4999 of the Code.

(b)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment. The incremental values assume that all benefits are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(c)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan and Mr. Nagler’s change in control agreement, including both pension and deferred compensation, are subject to forfeiture.

(d)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 24, 2009.

Duncan Billing

					Involuntary
					Without
					Cause or for
				Involuntary	Good Reason				Death
	Voluntary	Involuntary		Without	(w/ Change in				Pre-
	Resignation	for Cause		Cause	Control)(a)	Disability			Retirement		Retirement

Cash Severance
Base Salary	$0	$0		$412,500	$412,500		$0		$0		N/A
Bonus	$0	$0		$0	$0		$0		$0		N/A
Target Bonus for 2009	$0	$0		$0	$0		$0		$0		N/A

Total Cash Severance	$0	$0		$412,500	$412,500		$0		$0		N/A
Benefits & Perquisites
Pension(b)	$125,928	$0	(c)	$125,928	$125,928		$125,928		$0		N/A
Health and Welfare Benefits	$0	$0		$14,886	$14,886		$0		$0		N/A
Outplacement	$0	$0		$17,000	$17,000	$	N/A		$ N/A		N/A

Total Benefits & Perquisites	$125,928	$0		$157,814	$157,814		$125,928		$0		N/A
280G Tax Gross-Up	N/A	N/A		N/A	N/A		N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0		$0	$827,583		$795,989		$795,989		N/A
Value of Accelerated Performance Shares	$0	$0		$0	$733,595		$368,218	(d)	$368,218	(d)	N/A

Total Value of Accelerated Equity Grants	$0	$0		$0	$1,561,178		$1,164,207		$1,164,207		N/A
Total Value: Incremental Benefits	$125,928	$0		$570,314	$2,131,492		$1,290,135		$1,164,207		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive.

(b)	The incremental amounts shown are in addition to the amounts disclosed in the Pension Benefits table and, with the exception of the CIC enhancement, result solely from differences in timing and form of payment. The incremental values assume that all benefits are paid as a one-time lump sum and reflect interest and mortality assumptions under the Company’s Pension Plan, whereas the Pension Plan table reflects long-term assumptions used for financial statement purposes.

(c)	In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan, including both pension and deferred compensation, are subject to forfeiture.

(d)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 24, 2009.

John Frascotti

				Involuntary
				Without
				Cause or for
			Involuntary	Good Reason
	Voluntary	Involuntary	Without	(w/ Change in
	Resignation	for Cause	Cause	Control)(a)	Disability		Death		Retirement

Cash Severance
Base Salary	$0	$0	$425,000	$425,000	$0		$0		N/A
Bonus	$0	$0	$0	$0	$0		$0		N/A
Target Bonus for 2009	$0	$0	$0	$0	$0		$0		N/A

Total Cash Severance	$0	$0	$425,000	$425,000	$0		$0		N/A
Benefits & Perquisites
Pension	$0	$0	$0	$0	$0		$0		N/A
Health and Welfare Benefits	$0	$0	$15,082	$15,082	$0		$0		N/A
Outplacement	$0	$0	$17,000	$17,000	$0		$0		N/A

Total Benefits & Perquisites	$0	$0	$32,082	$32,082	$0		$0		N/A
280G Tax Gross-Up	N/A	N/A	N/A	N/A	N/A		N/A		N/A
Long-Term Incentives
Gain on Accelerated Stock Options	$0	$0	$0	$852,241	$820,112		$820,112		N/A
Value of Accelerated Performance Shares	$0	$0	$0	$755,837	$379,381	(b)	$379,381	(b)	N/A

Total Value of Accelerated Equity Grants	$0	$0	$0	$1,608,078	$1,199,493		$1,199,493		N/A
Total Value: Incremental Benefits	$0	$0	$457,082	$2,065,160	$1,199,493		$1,199,493		N/A

(a)	In the event of a Change in Control and no termination of employment, only the long-term incentive values would be payable to the executive.

(b)	For purposes of these calculations the target number of shares is pro-rated for the portion of the performance period completed as of December 24, 2009.

Agreements and Arrangements Providing Post-Employment and Change in Control Benefits

The Company provides post-employment benefits through broad-based programs as well as individual agreements for certain executives. Benefits provided through each of the following programs are summarized below and the value of these benefits in various situations is included in the preceding tables. For Mr. Goldner, the benefits in the prior table reflect his employment agreement terms as they existed prior to the March 26, 2010 amendment and restatement of that agreement. Mr. Goldner’s prior employment agreement has been publicly filed and was described in the Company’s proxy statement for the 2009 Annual Meeting of Shareholders.

•	Hasbro Equity Incentive Plans

•	Hasbro Severance Benefit Plan

•	Change of Control Agreements

•	Employment Agreement with Brian Goldner

•	Retirement Agreement with David D.R. Hargreaves

Benefits Under Hasbro Equity Incentive Plans

The executive officers of the Company and certain of the Company’s other employees have received outstanding equity awards, in the form of stock options, restricted stock grants, deferred restricted stock units and/or contingent stock performance awards, under a number of equity incentive plans, including the Company’s 1995 Stock Incentive Performance Plan, 1997 Employee Non-qualified Stock Plan and Restated 2003 Stock Incentive Performance Plan.

Unless modified by the individual employment agreements or equity grant agreements entered into between the Company and an executive officer, all equity awards (including stock options, restricted stock grants, deferred restricted stock units and contingent stock performance awards) under all of the Company’s equity incentive plans are subject to the post-termination provisions which are summarized below, based on the type of termination or the occurrence of a change of control.

Effect of a Change of Control

Upon a change in control, whether or not an executive officer’s employment is terminated, all of such officer’s options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in a lump sum in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

Shares of restricted stock, deferred restricted stock units and the target number of shares subject to contingent stock performance awards will become immediately vested upon a change in control and settled in a similar manner as stock options, as described above, except that there is no exercise price for restricted stock, deferred stock units or performance shares, so the value received will be the product of the number of shares multiplied by the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control.

For purposes of the Company’s equity incentive plans, “Change of Control” bears the same definition as described in the Change of Control Agreements, which are described below, except that for equity awards made on or after May 24, 2006, the threshold for a change in control is 35%, rather than 20%.

Disability Termination

If an executive officer’s employment with the Company is terminated due to a permanent disability of such officer, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards: (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of such disability, (ii) all restricted and deferred stock awards immediately vest and (iii) outstanding contingent stock performance awards remain outstanding for the remainder of the performance period and at the end of the performance period the number of shares which would have been earned under the award is pro-rated based on the portion of the performance period prior to the officer’s termination due to disability and such pro-rated number of shares is paid to the officer.

Termination due to Death of an Officer

If an executive officer’s employment with the Company terminates due to the officer’s death, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of death or the appointment of the executor of such officer’s estate, (ii) all restricted stock and deferred stock unit awards immediately vest and (iii) outstanding contingent stock performance awards are paid out based on the pro-rated portion of the performance period completed prior to the officer’s death, with such pro-rated period applied to the target number of shares subject to such awards.

Retirement

Upon retirement of an executive officer, outstanding equity awards are treated in the following manner: (i) if the retirement qualifies as normal retirement, where the officer is 65 or older and has five or more years of service with the Company, all stock option awards vest and become exercisable for a period of one year following retirement and unvested stock and restricted stock unit awards vest, (ii) if the retirement qualifies as early retirement under the equity plans, the Compensation Committee has discretion whether or not to accelerate the vesting of unvested stock options, restricted stock and restricted stock units (the preceding tables assume the Compensation Committee does not exercise its discretion to vest additional shares) and (iii) if it qualifies as normal retirement or early retirement, unearned performance share awards remain outstanding for the remainder of the performance period and at the end of the period the number of shares which are actually earned are pro-rated for the portion of the performance period during which the officer was employed and such pro-rated portion is paid to the retired executive.

Other Voluntary or Involuntary Terminations

For all other terminations of employment of an executive officer, either voluntary or involuntary, except to the extent this treatment is modified in an individual officer’s employment agreement or by action of the Compensation Committee, no additional vesting of equity awards occurs as a result of termination but (i) stock options that were currently exercisable prior to termination remain exercisable for a period of from three (in the case of stock options granted with an exercise price equal to fair market value on the date of grant) to six (in the case of stock options granted with an exercise price in excess of the fair market value on the date of grant) months following the date of termination and (ii) all unvested restricted shares and stock units, and unearned contingent stock performance awards, are forfeited.

Hasbro Severance Benefit Plan

The Company’s Severance Benefits Plan provides for a basic level of severance benefits and a more substantial level of benefits, subject to the individual signing a severance agreement acceptable to the Company. These benefits are provided if the executive is terminated by the Company without cause. The benefits shown for Mr. Hargreaves, Ms. Thomas, Mr. Nagler, Mr. Billing and Mr. Frascotti in the preceding tables assume that each officer signs an acceptable severance agreement and is thereby eligible for the following benefits under the Company’s Severance Benefits Plan: (i) continuation of base salary for a period equal to the greater of 2 weeks for each complete year of service with the Company or one year, (ii) continuation of Health & Welfare benefits for the same period including medical, dental, vision and life insurance, with the Company sharing the cost at the same rate as a similarly situated active employee and (iii) participation in an outplacement program. The amount shown in the tables above assumes one year of participation for each of these executives other than Mr. Hargreaves, for which the amount reflects 54 weeks. However, benefits under the Company’s Severance Benefits Plan cease upon re-employment of an executive, provided that if the individual notifies the Company of the new employment, the Company will provide a lump sum equal to 50% of the remaining severance pay as of the date of new employment.

Change of Control Agreements

Each of Brian Goldner, David D.R. Hargreaves and Barry Nagler is party to change in control agreements, as amended (the “Change of Control Agreements”) with the Company. The Change of Control Agreements come into effect only upon a “Change of Control,” as defined therein, and continue for three years after such date (the “Employment Period”).

If, during the Employment Period, an executive’s employment with the Company is involuntarily terminated other than for “Cause,” the executive is entitled to the executive’s (a) average annual salary for the five years preceding the Change of Control (or such lesser number of actual years employed) plus (b) the greater of (x) the target bonus during the year of termination and (y) the average annual bonus for the five completed years preceding the Change of Control (or such lesser number of actual years employed), in each case multiplied by three (or multiplied by two if the special bonus described in the following sentence has already been paid). In addition, if the executive remains employed through the first anniversary of the Change in Control the executive will receive a special bonus equal to one year’s salary and bonus, computed using the five-year look back period described in the prior sentence.

If the executive’s employment is involuntarily terminated other than for “Cause” during the Employment Period, the executive would also be entitled to an amount equal to the shortfall between the actuarial benefit payable to the executive under the Company’s retirement plans as a result of the early termination and the amount the executive would have received if the executive had continued in the employ of the Company for the remainder of the Employment Period. In addition, the executive and the executive’s family would be entitled to the continuation of medical, welfare, life insurance, disability and other benefits for at least the remainder of the Employment Period. If the executive is subject to the payment of excise tax under Section 4999 of the Code or any tax imposed by Section 409A of the Code, the Company will pay such executive an additional amount so as to place the executive in the same after-tax position such executive would have been in had such taxes not applied.

In addition, the Change of Control Agreements permit an executive to terminate the executive’s employment for “Good Reason” at any time or for any reason during a 30-day period immediately following the first anniversary of the Change of Control and receive the above-described severance benefits. “Good Reason” includes diminution of the executive’s responsibilities or compensation, relocation or purported termination otherwise than as expressly permitted by the Change of Control Agreements. Under certain circumstances, certain payments by the Company pursuant to the Change of Control Agreements may not be deductible for federal income tax purposes pursuant to Section 280G of the Code.

A “Change of Control” is defined as the occurrence of certain events, including acquisition by a third party of 20% or more of the Company’s outstanding voting securities, a change in the majority of the Board, consummation of a reorganization, merger, consolidation, substantial asset sale involving, or shareholder approval of a liquidation or dissolution of, the Company subject, in each case, to certain exceptions. “Cause” is defined, for purposes of the Agreements, as demonstrably willful or deliberate violations of the executive’s responsibilities which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Company, which are unremedied after notice, or conviction of the executive of a felony involving moral turpitude.

Employment Agreement with Brian Goldner

The Company and Mr. Goldner entered into an Amended and Restated Employment Agreement (the “Agreement”), effective March 26, 2010.

Under the Agreement, Mr. Goldner agrees to serve as the Company’s President and Chief Executive Officer through December 31, 2014. Thereafter the Agreement is automatically extended for additional one-year terms unless either the Company or Mr. Goldner provide notice of the intent not to renew at least 180 days prior to the expiration of the then current term. During the term, the Company agrees to nominate Mr. Goldner for election to the Company’s Board of Directors.

The Agreement reflects Mr. Goldner’s current annualized base salary for the remainder of fiscal 2010 of $1,200,000 and provides that Mr. Goldner is eligible to receive a management incentive plan bonus based on a target of one hundred and twenty-five percent (125%) of his earned base salary for fiscal 2010. Beginning in 2011 and thereafter, Mr. Goldner’s base salary, management incentive bonus target and long-term incentive target will be reviewed in accordance with the Company’s compensation policies for senior executives and will be adjusted to the extent, if any, deemed appropriate by the Compensation Committee of the Company’s Board of Directors.

The Agreement provided for one-time supplemental equity grants, beyond the annual equity grants Mr. Goldner received in February of 2010. Under the Agreement both a supplemental contingent stock performance award and a supplemental option award were granted to Mr. Goldner (together the “2010 Retention Grants”). The supplemental contingent stock performance award granted to Mr. Goldner has a three-year performance period ending at the end of 2012 and uses the same three-year performance metrics as the annual contingent stock performance awards which were made by the Company in February of 2010. This additional award covers 125,000 shares of the Company’s Common Stock at target performance. However, the supplemental contingent stock performance grant, unlike the Company’s previous annual contingent stock performance grants, provides for an extended two-year vesting period following the end of the performance period. Any shares earned under this supplemental contingent stock performance award following the December 2012 completion of the performance period will vest 50% at the end of 2013, and the remaining 50% will vest at the end of 2014. The supplemental stock option award granted to Mr. Goldner in connection with the Agreement covers 687,000 shares and vests in cumulative annual installments of 20% over five years, with the final tranche scheduled to vest in December of 2014.

The Agreement provides that Mr. Goldner will participate in the Company’s other benefit programs under the terms which are extended to senior executives.

The Agreement contains certain post-employment restrictions on Mr. Goldner, including a two-year non-competition agreement which prohibits Mr. Goldner from engaging, in any geographical area in which Hasbro is doing business at the time of the termination of his employment, in any business which is competitive with the business of Hasbro as it exists at the time of termination of Mr. Goldner’s employment. The non-competition covenant in Mr. Goldner’s prior agreement with the Company only prohibited employment or participation in a toy or game business, as opposed to any business which is competitive with that of the Company.

In the event that Mr. Goldner’s employment is terminated: (A) by the Company for Cause, or at his election for other than Good Reason, the Company will pay Mr. Goldner the compensation and benefits otherwise payable to him through the last day of his actual employment; or (B) due to Mr. Goldner’s death or Disability (as defined in the Agreement) the Company will pay to Mr. Goldner or his estate (i) the compensation which would otherwise have been payable to him up to the end of the month in which the termination occurs, and (ii) an amount equal to the management incentive plan bonus that would otherwise have been payable to Mr. Goldner for the year in which the termination occurs based on the Company’s actual performance for that year, multiplied by a fraction, the numerator of which is the number of days elapsed in such fiscal year prior to termination of Mr. Goldner’s employment, and the denominator of which is 365 (the “Pro-Rata Bonus”), which amount will be payable at the time bonus payments were regularly scheduled to be made.

In addition, if Mr. Goldner’s employment is terminated due to his death or Disability, all of Mr. Goldner’s stock options, shares of restricted stock, restricted stock units and performance share awards shall vest in accordance with their terms, provided that for contingent stock performance awards for which the performance period is not completed, (i) in the case of Disability, Mr. Goldner will receive the actual number of shares which are earned based upon the Company’s performance under such awards over the full performance period, with such shares to be paid out promptly following completion of the applicable performance periods, and (ii) in the case of his death, shares would be paid out to Mr. Goldner’s estate following his death based upon (A) the target value of the contingent stock performance awards for the 2010 Retention Grants and (B) the actual number of shares earned over the performance period for all other outstanding contingent stock performance awards. In both cases, the shares to be paid out under the contingent stock performance awards would not be pro-rated for the period of time in the performance period which had elapsed as of the date of Mr. Goldner’s death or Disability.

If Mr. Goldner’s employment is terminated by the Company without Cause, or by Mr. Goldner for Good Reason, and provided that Mr. Goldner provides a release to the Company, then (A) Mr. Goldner will be entitled to a severance amount equal to two (2) times Mr. Goldner’s target cash (salary plus bonus) compensation for the fiscal year immediately prior to the year in which the termination occurs, which severance amount shall be payable in eighteen (18) equal monthly installments beginning six months after the date of termination (the “Cash Severance Payments”), (B) Mr. Goldner will receive the Pro-Rata Bonus, (C) Mr. Goldner’s life insurance, medical and dental coverage will be continued for two years on the same terms such benefits were provided prior to termination, (D) all of Mr. Goldner’s unvested stock options, and time-based restricted stock and restricted stock units will fully vest and (E) to the extent Mr. Goldner then holds contingent stock performance awards for which the performance period has not been completed, Mr. Goldner will be entitled to the number of shares which would have been earned over the performance period based upon the Company’s actual performance, pro-rated for the portion of the applicable performance period completed as of the date of Mr. Goldner’s termination of employment, provided that only for the contingent stock performance awards included in the 2010 Retention Grants, any shares earned under such awards will be payable without any pro-ration for the period of time remaining in the performance period following Mr. Goldner’s termination of employment. If Mr. Goldner begins permissible alternate employment during the severance period, then any remaining Cash Severance Payments due as severance under the Agreement will be reduced by 50%.

For purposes of the Agreement “Cause” shall be deemed to exist upon (a) Mr. Goldner’s refusal to perform: (i) his assigned duties for the Company; or (ii) his obligations under the Agreement; (b) conduct of Mr. Goldner involving fraud, gross negligence or willful misconduct or other action which damages the reputation of the Company; (c) Mr. Goldner’s indictment for or conviction of, or the entry of a pleading of guilty or nolo contendere by him to, any crime involving moral turpitude or any felony; (d) Mr. Goldner’s fraud, embezzlement or other intentional misappropriation from the Company; or (e) Mr. Goldner’s material breach of any material policies, rules or regulations of employment which may be adopted or amended from time to time by the Company. Good Reason means: (a) a material reduction in Mr. Goldner’s base salary, target bonus or target long-term incentive opportunity, without his consent, unless such reduction is due to a generally applicable reduction in the compensation of senior executives, (b) Mr. Goldner no longer serving as President and Chief Executive Officer, (c) a failure to keep Mr. Goldner’s change in control agreement in place, or if it terminates, to replace it with a substantially equivalent arrangement, or (d) a material breach by Hasbro of the terms of the Agreement.

The Agreement does not modify Mr. Goldner’s existing change in control agreement with the Company, dated March 18, 2000. In the event of a Change in Control (as defined in the change in control agreement) the benefits payable pursuant to the Agreement will be reduced by any severance benefits payable under the Change in Control Agreement.

Retirement Agreement With David D.R. Hargreaves

Mr. Hargreaves is entitled to a defined benefit from a Retirement Agreement that replaces the benefits previously accrued under the Expatriate Plan and considers all of his services with Hasbro, including periods in the U.K. The single straight-life annuity benefit under the Retirement Agreement is determined as follows: (I) (A) 1% of five-year average compensation multiplied by (B) years of benefit service (for this purpose Mr. Hargreaves is continuing to accrue years of benefit service), with such benefits then being reduced by (II) the benefits payable from the (i) former U.K. Plan sponsored by Hasbro (which benefits are now being provided by Legal and General as a result of the buyout of deferred pensioners), (ii) Pension Plan and (iii) Supplemental Plan (pension benefits). Due to Mr. Hargreaves age and service, benefits under this plan are payable on an unreduced basis.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board as of the 2009 fiscal year end were John M. Connors, Jr. (Chair), Frank J. Biondi, Jr., Kenneth A. Bronfin and E. Gordon Gee. None of the members of the Compensation Committee during fiscal 2009 had at any time been an officer or employee of the Company or of any of its subsidiaries. No executive officer of the Company served as a member of the compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Company’s Board or Compensation Committee during fiscal 2009.

COMPENSATION OF DIRECTORS

The following table sets forth information concerning compensation of the Company’s directors for fiscal 2009. Mr. Goldner, the Company’s current President and Chief Executive Officer, served on the Board during fiscal 2009. However, Mr. Goldner did not receive any compensation for his Board service in fiscal 2009 beyond the compensation he received as an executive officer of the Company.

Director Compensation

					Change in
					Pension
					Value and
	Fees				Non-qualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)(a)	($)(b)	($)(b)	($)	($)(c)	($)(d)	($)

Basil L. Anderson	$86,914	$104,990	$0	N/A	N/A	27,587	$219,491
Alan R. Batkin	$4,977	$168,801	$0	N/A	$56,519	46,670	$276,967
Frank J. Biondi, Jr.	$59,510	$104,990	$0	N/A	N/A	15,950	$180,450
Kenneth A. Bronfin	$67,303	$104,990	$0	N/A	N/A	5,198	$177,491
John M. Connors, Jr.	—	$201,251	$0	N/A	N/A	26,435	$227,686
Michael W.O. Garrett	—	$177,051	$0	N/A	N/A	20,477	$197,528
E. Gordon Gee	$59,510	$104,990	$0	N/A	N/A	13,385	$177,885
Jack M. Greenberg	$76,010	$104,990	$0	N/A	N/A	18,601	$199,601
Alan G. Hassenfeld	$300,010	$104,990	$0	N/A	N/A	3,815	$408,815
Tracy A. Leinbach	$67,010	$104,990	$0	N/A	N/A	5,152	$177,152
Edward M. Philip	—	$212,599	$0	N/A	N/A	31,350	$243,949
Paula Stern	$58,510	$104,990	$0	N/A	N/A	13,498	$176,998
Alfred J. Verrecchia	—	$165,501	$0	N/A	N/A	3,495	$168,996

(a)	Includes amounts which are deferred by directors into the interest account under the Deferred Compensation Plan for Non-Employee Directors, as well as interest earned by directors on existing balances in the interest account. Does not include the amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors, which amounts are reflected in the Stock Awards column.

(b)	Please see note 12 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 27, 2009, for a detailed discussion of the assumptions used in valuing stock and option awards.

In addition to reflecting the grant date fair value for stock awards made to the directors (this expense for the director stock award in 2009 was approximately $105,000 per director), the stock awards column also includes, to the extent applicable, the (i) amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors, and (ii) 10% matching contribution which the Company makes to a director’s account under the Deferred Compensation Plan for Non-Employee Directors (the “Deferred Plan”) on all amounts deferred by such director into the Company’s stock unit account under the Deferred Plan.

No options were granted to any of the outside directors in 2009.

(c)	The amounts reflected in this column consist entirely of the change in pension value during fiscal 2009 for Mr. Batkin and are driven predominately by a reduction in the discount rate used for computing benefits from 6.13% to 4.9%. As is discussed in more detail in the following pages, in 2003 the Company eliminated its director pension plan on a going-forward basis, such that directors joining the board after that time would not be eligible to participate in the pension plan. However, directors serving on the Board at the time that the pension plan was eliminated were given the ability to (i) either continue to accrue benefits under the director pension plan or instead to elect, effective as of specified dates ranging from May 1, 2003 through May 1, 2006, to start receiving stock options under the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Option Plan”) and (ii) to the extent that a director opted into participation in the 2003 Director Option Plan, to have their accumulated benefits under the pension plan converted into stock units under the Deferred Compensation Plan for Non-employee directors (the “Deferred Plan”). With the exception of Mr. Batkin, all of the Company’s current directors who were directors at the time of this transition opted into the 2003 Director Option Plan in 2003 and elected to convert their balance in the director pension plan into deferred stock units under the Deferred Plan. As such, other than Mr. Batkin, no current directors will receive any pension benefits and none of these directors accrued any such benefits during 2009.

This column does not include interest earned on balances held in directors’ interest accounts under the Deferred Plan. Such interest accrues based on the five-year treasury bill rate.

(d)	Comprises (i) deemed dividends which are paid on outstanding balances in stock unit accounts under the Deferred Plan and (ii) deemed dividends paid on annual stock awards which have been deferred. Balances deferred by directors into stock unit accounts under the Deferred Plan track the performance of the Company’s common stock.

(e)	The non-employee directors held the following outstanding stock and option awards as of December 27, 2009.

	Outstanding	Outstanding
Name	Option Awards	Stock Awards

Basil L. Anderson	29,250	15,196
Alan R. Batkin	0	15,196
Frank J. Biondi, Jr.	29,250	15,196
Kenneth A. Bronfin	0	7,652
Jack M. Connors, Jr.	18,000	15,196
Michael W.O. Garrett	12,000	15,196
E. Gordon Gee	18,000	7,652
Jack M. Greenberg	18,000	15,196
Alan G. Hassenfeld	295,000	4,769
Tracy A. Leinbach	0	7,595
Edward M. Philip	29,250	15,196
Paula Stern	0	4,769
Alfred J. Verrecchia	2,846,006	4,619

The outstanding stock awards consist of the non-employee director stock grants made in May of 2006 (4,769 shares), May of 2007 (2,775 shares), May of 2008 (3,033 shares) and May of 2009 (4,619 shares), to the extent that the director elected to defer the receipt of such shares. Each director was given the option, prior to the beginning of the year of grant, to receive the shares subject to the upcoming annual grant either at the time of grant, or to defer receipt of the shares until he or she retires from the Board. Mr. Verrecchia’s and Mr. Hassenfeld’s outstanding option awards include options granted to them while they were an officer and an employee of the Company.

Current Director Compensation Arrangements

All members of the Board who are not otherwise employed by the Company (“non-employee directors”) receive a retainer of $55,000 per year. The Chairs of the Compensation Committee, the Finance Committee and the Nominating, Governance and Social Responsibility Committee each received an additional retainer of $10,000 per year for their service as Chairs of these committees in fiscal 2009. The Chair of the Audit Committee received $15,000 for his service in fiscal 2009. The Company’s Presiding Director currently receives an additional retainer of $25,000 per year for serving in that role.

No meeting fees are paid for attendance at meetings of the full Board. However, non-employee directors receive a fee of $1,500 for each committee meeting attended in person, and $1,000 for telephonic participation in committee meetings. Action by written consent is not considered attendance at a committee meeting for purposes of fees to directors.

Beginning in 2006, the Company shifted to stock awards, instead of stock options, to provide equity compensation to its non-employee directors. As part of the implementation of this policy, the Company terminated the 2003 Stock Option Plan for Non-Employee Directors (which is described below) effective as of December 31, 2005. Under its new program, the Company anticipates issuing to each non-employee director, in May of every year, that number of shares of Common Stock which have a set fair market value (based on the fair market value of the Common Stock on the date of grant). In fiscal 2009, the director stock grants had grant date fair market values of $105,000. These shares are immediately vested, but the Board has adopted stock ownership guidelines which mandate that Board members may not sell any shares of the Company’s Common Stock which they hold, including shares which are obtained as part of this yearly stock grant, until they own shares of Common Stock with an aggregate market value equal to at least $275,000 (which is equivalent to five times the annual Board retainer). Board members are permitted to sell shares of Common Stock they hold with a value in excess of $275,000, as long as they continue to hold at least $275,000 worth of Common Stock.

Pursuant to the Deferred Compensation Plan for Non-employee Directors (the “Deferred Plan”), which is unfunded, non-employee directors may defer some or all of the annual Board retainer and meeting fees into a stock unit account, the value of each unit initially being equal to the fair market value of one share of Common Stock as of the end of the quarter in which the compensation being deferred would otherwise be payable. Stock units increase or decrease in value based on the fair market value of the Common Stock. In addition, an amount equal to the dividends paid on an equivalent number of shares of Common Stock is credited to each non-employee director’s stock unit account as of the end of the quarter in which the dividend was paid. Non-employee directors may also defer any portion of their retainer and/or meeting fees into an interest account under the Deferred Plan, which bears interest at the five-year treasury rate.

The Company makes a deemed matching contribution to a director’s stock unit account under the Deferred Plan equal to 10% of the amount deferred by the director into the stock unit account, with one-half of such Company contribution vesting on December 31st of the calendar year in which the deferred compensation otherwise would have been paid and one-half on the next December 31st, provided that the participant remains a director on such vesting date. Unvested Company contributions will automatically vest on death, total disability or retirement by the director at or after age seventy-two. Compensation deferred under the Deferred Plan, whether in the stock unit account or the interest account, will be paid out in cash after termination of service as a director. Directors may elect that compensation so deferred be paid out in a lump sum or in up to ten annual installments, commencing either in the quarter following, or in the January following, the quarter in which service as a director terminates.

The Company also offers a matching gift program for its Board members pursuant to which the Company will match charitable contributions, up to a maximum yearly Company match of $5,000, made by Board members to qualifying non-profit organizations and academic institutions.

Post-Employment Agreement with Alfred J. Verrecchia

The Company and Mr. Verrecchia entered into a Post-Employment Agreement, effective as of March 10, 2004 (the “Post-Employment Agreement”). Mr. Verrecchia’s employment with the Company terminated effective on December 31, 2008. In accordance with the Post-Employment Agreement, Mr. Verrecchia is receiving continuation of his monthly base salary and bonus for eighteen (18) months following the termination of his employment, subject to a six-month delay in certain payments to comply with the requirements of Section 409A of the Code.

For purposes of the Post-Employment Agreement, monthly base salary is equal to the annual base salary paid to Mr. Verrecchia for the fifty-two (52) weeks immediately preceding the week of his termination, divided by twelve (12). The monthly bonus equals the annual target bonus for Mr. Verrecchia for 2008, divided by twelve (12). Mr. Verrecchia is also entitled to continuation of medical, dental and certain other benefits during the period in which he is receiving severance pay under the Post-Employment Agreement.

The Post-Employment Agreement also provides Mr. Verrecchia with certain enhanced retirement benefits. Under the Post-Employment Agreement, Mr. Verrecchia is entitled to receive an annuity benefit, computed based upon monthly installments, following the termination of his employment for the remainder of his life in an annual amount equal to 1.5% of his final average pay (as defined in the Post-Employment Agreement) multiplied by Mr. Verrecchia’s years of service with the Company, but not to exceed 60% of final average pay. Mr. Verrecchia elected to receive this enhanced retirement benefit as a lump sum. The enhanced retirement benefit is also reduced by the benefits provided to Mr. Verrecchia by the Pension Plan and Supplemental Benefit Plan.

As is described in the preceding pages, benefits earned under the Pension Plan, the Supplemental Plan (Pension) and the Expatriate Plan were frozen effective December 31, 2007. Effective January 1, 2008, the Company amended its 401(k) Plan to include an additional annual Company contribution equal to 3% of an employee’s base salary and bonus, which is in addition to the pre-existing Company matching formula. In addition, for eligible employees meeting certain age and service requirements, there will be an additional annual transition contribution ranging from 1% to 9% of the employees’ base salary and bonus during the years 2008 through 2012. Annual contributions in excess of IRS limits are provided on a nonqualified plan basis in the Supplemental Plan (401(k)). In light of the benefits to which he is entitled under the Post-Employment Agreement, Mr. Verrecchia waived his right to participate in either of these new 401(k) Plan features during 2008.

The Post-Employment Agreement contains certain post-employment restrictions on Mr. Verrecchia, including an eighteen (18) month non-competition agreement and provisions protecting the Company’s confidential information.

Chairmanship Agreement with Alan G. Hassenfeld

Effective on August 30, 2005 the Company entered into a Chairmanship Agreement, which agreement was subsequently amended effective May 22, 2008 and October 2009 (as amended, the “Chairmanship Agreement”) with Alan G. Hassenfeld.

Pursuant to the Chairmanship Agreement, Mr. Hassenfeld serves as a non-employee member of the Board and as Chairman of the Executive Committee of the Board for an initial two-year term expiring in May 2010. Thereafter, Mr. Hassenfeld’s Chairmanship Agreement is subject to renewal for additional one-year periods unless he or the Board provide notice of the intent not to renew by December 31st of the year prior to the end of the then current term. Mr. Hassenfeld’s continued service as the non-employee Chairman of the Executive Committee will be contingent upon his annual reelection to the Board by the Company’s shareholders.

Under the Chairmanship Agreement, Mr. Hassenfeld receives a retainer for the twelve-month period ending in May of 2010 of $300,000. Beginning in June of 2010, the annual cash stipend will be adjusted to an amount computed pursuant to the following formula: $300,000 minus the current director cash retainer ($55,000 as of the date of this proxy statement), multiplied by 2/3, plus the amount of the current director cash retainer. Thus, assuming the director retainer is still $55,000 as of June 1, 2010, this means that the cash stipend payable under the Chairmanship Agreement for the twelve months commencing June, 2010 shall be $218,333 ($300,000 minus $55,000, multiplied by 2/3, plus $55,000). This total amount shall be paid to Mr. Hassenfeld in equal monthly installments. Beginning in June of 2011, the cash stipend shall be further adjusted to an amount computed as follows: $300,000 minus the current director cash retainer, multiplied by 1/3, plus the current director retainer, with the total amount again paid in equal monthly installments. Beginning in 2012, the cash stipend shall be further adjusted so that it is equal to, and paid in the same manner as, the cash retainer paid to other directors of the Company.

In addition, during his period of service as a director, Mr. Hassenfeld is eligible to receive Board meeting fees, equity grants and such other benefits as may be provided from time to time to the other non-employee members of the Company’s Board.

During the Chairmanship Period, the Company shall (a) bear the reasonable cost of salary and benefits for one secretary for Mr. Hassenfeld; (b) reimburse Mr. Hassenfeld on a quarterly basis for the cost of mutually-acceptable office space for Mr. Hassenfeld and his support staff in Providence, Rhode Island (the “Providence office space”); (c) pay $6,250 per calendar quarter towards office expenses incurred in connection with the operation of the Providence office; and (d) pay a set amount per calendar quarter towards expenses incurred by Mr. Hassenfeld in connection with his activities as a director of Hasbro, his chairmanship of the ICTI “CARE” process, and as a public “ambassador” for the toy industry (including, without limitation, travel expenses and dues for membership in such organizations as the World Economic Forum). Until May of 2010, the agreed amount of expense reimbursement pursuant to section (d) of the preceding sentence is $50,000 per calendar quarter. Beginning in June of 2010, the

$50,000 in per calendar quarter expense reimbursement will be adjusted as follows. Beginning as of July 1, 2010, the payment shall be adjusted to $33,333 per quarter. It shall then be adjusted to $16,667 per quarter as of July 1, 2011, and shall be phased out entirely after the second quarter of 2012. Such payment shall also be contingent upon Mr. Hassenfeld remaining as a director of the Company.

By virtue of his ongoing service as a member of the Board, Mr. Hassenfeld’s outstanding stock options will continue to vest, in accordance with their terms, during the time that Mr. Hassenfeld serves as a non-employee director.

In the event that Mr. Hassenfeld’s service as a non-employee Chairman of the Executive Committee of the Board ends due to his resignation, death, disability, or failure to be re-elected to the Board by the Company’s shareholders, or in the event that the Company terminates Mr. Hassenfeld’s service for Cause (as defined in the Chairmanship Agreement), Mr. Hassenfeld’s compensation as a non-employee Chairman of the Executive Committee, including the Chairmanship Retainer and any additional compensation provided to non-employee directors, would cease immediately. If Mr. Hassenfeld’s service is terminated by Hasbro without Cause during the Chairmanship Period, Mr. Hassenfeld would be entitled to receive the Chairmanship Retainer payable for the remaining time of the Chairmanship Period. In the case of termination resulting from disability, failure to be reelected, or without Cause by Hasbro, Mr. Hassenfeld would continue to receive his retirement benefits described above as well.

The Chairmanship Agreement contains certain post-Chairmanship restrictions on Mr. Hassenfeld, including a two-year non-competition agreement and provisions protecting Hasbro’s confidential information.

Former Director Compensation Arrangements In Which Certain Directors Participate or Under Which Directors Previously Received Awards

Under the Hasbro, Inc. Retirement Plan for Directors (the “Retirement Plan”), which is unfunded, each non-employee director who was serving on the Board prior to May 13, 2003 (and who was not otherwise eligible for benefits under the Company’s Pension Plan), has attained the age of sixty-five and completed five years of service on the Board was entitled to receive, beginning at age seventy-two, an annual benefit equal to the annual retainer payable to directors during the year in which the director retires (which does not include the fees paid to directors for attendance at meetings). If a director retires on or after the director’s seventy-second birthday, the annual benefit continues for the life of the director. If a director retires between the ages of sixty-five and seventy-two, the number of annual payments will not exceed the retired director’s years of service. Upon a Change of Control, as defined in the Retirement Plan, participating directors and retired directors are entitled to lump-sum payments equal to the present value of their benefits under the Retirement Plan.

Directors appointed to the Board on or after May 14, 2003, the date that the Company’s shareholders approved the Company’s former 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”), which is described below, were not eligible to participate in the Retirement Plan, and automatically participated in the 2003 Director Plan prior to its termination on December 31, 2005. The benefits of the 2003 Director Plan replaced the benefits of both the Retirement Plan and the Company’s previous 1994 Stock Option Plan for Non-Employee Directors (the “1994 Director Plan”). Non-employee directors who were serving on the Board prior to May 13, 2003, and thus were participating in the Retirement Plan, and who were not scheduled to retire at the end of their current term in office as of the time of approval by shareholders of the 2003 Director Plan, were given the opportunity to elect to participate in the 2003 Director Plan effective on either May 14, 2003, May 1, 2004, May 1, 2005 or May 1, 2006. Directors who were serving on the Board prior to May 13, 2003 and who did not elect to participate in 2003 Director Plan on one of these dates continued to participate in the Retirement Plan in accordance with its terms. Directors serving as of May 13, 2003 who elected to participate in the 2003 Director Plan stopped accruing further years of service under the Retirement Plan and did not have their benefits under the Retirement Plan adjusted for changes in the annual retainer following the effective date of their participation in the 2003 Director Plan.

The Company’s 2003 Director Plan, which was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders (the “2003 Meeting”), replaced the benefits of the Retirement Plan and the 1994 Director

Plan. The 2003 Director Plan was cancelled effective December 31, 2005 and no further grants are being made under the 2003 Director Plan, provided, however, that options previously granted under the 2003 Director Plan continue in effect in accordance with their terms. Under the 2003 Director Plan each non-employee director who was serving as a director immediately following the 2003 Meeting and whose effective date for participation in the 2003 Director Plan was May 14, 2003, received a one-time grant of a non-qualified, nontransferable ten-year option to purchase 6,000 shares of the Company’s Common Stock at the fair market value of the Common Stock on the date of grant (the “First Annual Options”). The First Annual Options become exercisable at a rate of 33 1/3% per year commencing on the May 1st next following the date of grant, except that exercisability will be accelerated upon a participant ceasing to be a member of the Board because of permanent disability, death, retirement at or after age seventy-two or after a Change of Control, as defined in the 2003 Director Plan. On each subsequent May 1st, all non-employee directors then serving on the Board, with certain exceptions, whose effective date for participation in the 2003 Director Plan was on or prior to such May 1st, received an additional option to purchase 6,000 shares of the Company’s Common Stock. These additional annual options otherwise have the same terms of the First Annual Options, except that the exercise price is based on the fair market value of the Common Stock on the date of grant of such additional annual options. Non-employee directors initially joining the Board after May 14, 2003 received, under the 2003 Director Plan, an initial option to purchase 12,000 shares of Common Stock upon their election to the Board (the “Initial Options”). The Initial Options had the same terms as annual options under the 2003 Director Plan except that they become exercisable at a rate of 20% per year commencing of the first anniversary of the date of grant.

PROPOSAL TO APPROVE AMENDMENTS TO THE
RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

(Proposal No. 2)

On March 25, 2010, the Company’s Board adopted, subject to shareholder approval, the Second Amendment to the Company’s Restated 2003 Stock Incentive Performance Plan (the “Second Amendment”). A copy of the Second Amendment is attached to this proxy statement as Appendix C. The Board further directed that the Second Amendment be submitted to the shareholders of the Company for their consideration. The Second Amendment effects amendments (collectively the “Amendments”) to the Company’s Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”) which are described below. The Board unanimously recommends that the shareholders approve the Amendments.

Key Features of the 2003 Plan, Incorporating the Amendments

Key features of the 2003 Plan, as amended by the Amendments, include:

•	a prohibition against repricing stock options or SARs without shareholder approval;

•	a prohibition against granting stock options at an exercise price less than fair market value or granting SARs with a strike price less than the fair market value on the date of grant;

•	limits on awards that can be made to any individual in any calendar year;

•	no more than 4,792,816 of the total shares authorized and remaining available for issuance under the 2003 Plan may be used for Full-Value Awards (Full-Value Awards are equity awards other than stock options or SARs);

•	the total shares available for future awards pursuant to the 2003 Plan, including the additional shares provided by the Amendments, constitute only approximately 4.9% of the outstanding Common Stock of the Company as of March 26, 2010;

•	immediately following approval of the Amendments, the total shares authorized for future issuance under the 2003 Plan, including shares subject to currently outstanding awards under the 2003 Plan, added together with all shares of Common Stock subject to outstanding awards under the Company’s previous equity incentive plans, will be approximately 14.5% of the Company’s diluted outstanding number of shares on March 26, 2010 (computed by adding the number of outstanding shares of Common Stock on such date to the number of shares then issuable pursuant to all of the Company’s prior and current equity compensation plans);

•	the 2003 Plan does not allow liberal share counting, such that (A) shares of Common Stock tendered in payment of an award’s exercise price, shares withheld to pay taxes, and shares purchased by the Company using proceeds from awards will not increase the total number of remaining shares authorized to be delivered pursuant to awards under the 2003 Plan and (B) the gross number of shares covered by SARs, as opposed to only the net number actually delivered upon settlement, count against the shares remaining available for grant under the 2003 Plan;

•	stock options, SARs, restricted stock and restricted stock units granted under the 2003 Plan cannot fully vest over a period of less than three years, and performance awards must have a minimum performance period of one year, all subject to limited exceptions described below;

•	dividends and dividend equivalents may not be paid or accrued with respect to (i) outstanding options or SARs or (ii) other awards subject to performance criteria (other than time vesting criteria) that have not yet been met; and

•	no award under the 2003 Plan can be outstanding for more than ten years.

The Amendments:

•	increase the maximum number of total shares of stock that may be delivered pursuant to all awards under the 2003 Plan over its lifetime by 4,800,000 shares;

•	of the shares authorized under the 2003 Plan, increase the total number of shares of stock that may be delivered pursuant to awards other than stock options or stock appreciation rights (“SARs”), over the lifetime of the 2003 Plan by 4,110,000 shares (raising the aggregate limit from its inception under the 2003 Plan from the current limit of 4,090,000 shares, to a new limit of 8,200,000 shares);

•	increase the per person per year limits on awards that may be made under the 2003 Plan, such that after the Amendments;

•	the maximum number of shares of stock for which stock options and SARs may be granted to any person in any calendar year will together be an aggregate of 2,000,000 shares;

•	the maximum benefit that may be paid to any person under other awards which are granted in any calendar year will be: (i) to the extent paid in shares, 750,000 shares, (ii) to the extent such awards are denominated in shares but paid in cash, 750,000 shares multiplied by the fair market value of the shares on the date of payment under such awards, and (iii) to the extent otherwise paid in cash, $10 million;

•	provide that the 2003 Plan must be administered by a committee of the Company’s Board of Directors which is composed entirely of independent directors;

•	provide that there are minimum performance periods for performance awards, provide there are minimum vesting periods for SARs, and maintain the pre-existing minimum vesting periods for certain other awards made under the 2003 Plan, such that, with the exception of awards made in connection with the recruitment of new employees or new directors, for situations in which vesting is permitted to be accelerated as is described below, and with an exception for up to an aggregate of no more than 5% of the shares authorized under the 2003 Plan, which shares may be granted under Awards subject to shorter periods: (i) stock options shall vest in one or more installments over a total vesting period of not less than three years, (ii) restricted stock and deferred stock shall vest in one or more installments over a total vesting period of not less than three years, and (iii) performance awards must have a performance period of at least one year;

•	provide that the following events constitute material amendments under the 2003 Plan such that they cannot be effected without shareholder approval: (i) increasing benefits already accrued to participants under the 2003 Plan (other than in compliance with clause (iv) of this sentence), (ii) increasing the number of shares that may be issued under the 2003 Plan, (iii) modifying the requirements for participation in the 2003 Plan or (iv) waiving restrictions (such as accelerating the vesting period or waiving other award restrictions) on Awards, except in the case of death, disability, retirement, termination of employment or a change in control, it being understood that up to an aggregate of 5% of the total shares authorized under the 2003 Plan can be subject to a waiver by the Administrator outside the parameters of the prohibition set forth in this clause (iv) without shareholder approval;

•	provide that the strike price of SARs granted under the 2003 Plan must be at least equal to the fair market value of the stock on the date of grant;

•	provide that cash awards to be made under the 2003 Plan do not need to be tied in value to the value of the Company’s stock, or otherwise constitute derivative securities;

•	impose a restriction on the ability of the Administrator of the 2003 Plan to make awards under the plan transferable, such that the transfer of awards for value to persons who are not related to the award recipient is not and may not be permitted; and

•	provide that a merger, consolidation, reorganization, plan of liquidation, or sale of substantially all of the assets of the Company will only constitute a change in control under the 2003 Plan when such event is consummated, not when it is approved by shareholders.

Purpose of the Amendments

The 2003 Plan is designed to advance the interests of the Company and to increase shareholder value by providing officers, key employees and directors of the Company, or its affiliates, with a proprietary interest in the growth and performance of the Company, and to provide incentives for such individuals to continue their service with the Company or its affiliates. Equity and/or cash awards under the 2003 Plan can provide a key source of compensation and retention to these officers, key employees and directors.

The Board believes that having an adequate ability to provide officers, selected employees and directors of the Company with equity and cash awards is critical if the Company is to continue to attract and retain qualified individuals who can make significant contributions to the performance of the Company, and that such awards help align the interests of those individuals with the interests of the shareholders of the Company in enhancing the value of the Common Stock and improving the Company’s performance.

By way of updating the information regarding outstanding awards under both the 2003 Plan and the Company’s former equity compensation plans which the Company reported in its Annual Report on Form 10-K for the year ended December 27, 2009, from January 1, 2010 through March 26, 2010 the Company (i) granted contingent stock performance awards under the 2003 Plan for an aggregate of 745,318 shares of Common Stock (reflecting such awards at their target number of shares) and (ii) granted stock options covering 2,326,681 shares of common stock. These grants comprised the Company’s annual grants of contingent stock performance awards and stock options for fiscal 2010 to the Company’s officers and selected other employees, as well as both a supplemental contingent stock performance award and a supplemental option award granted to Mr. Goldner, the Company’s President and Chief Executive Officer, in March of 2010 (the “2010 Retention Grants”).

The 2010 Retention Grants made to Mr. Goldner were made in connection with an amendment and restatement of his employment agreement with the Company and were in addition to the annual equity grants made to Mr. Goldner in February of 2010. Mr. Goldner’s amended and restated employment agreement extended the term of his employment with the Company through December 31, 2014 and broadened the non-competition covenant Mr. Goldner committed to in favor of the Company. The 2010 Retention Grants are discussed in more detail in the Compensation Discussion and Analysis section of this proxy statement on page 31 and Mr. Goldner’s amended and restated employment agreement is described in detail on starting on page 53 of this proxy statement. The Board and the Compensation Committee believed that the 2010 Retention Grants to Mr. Goldner were required to provide Mr. Goldner with an appropriate and fair compensation package which reflects his tremendous past contributions, and anticipated future contributions, to the Company, and provide an increased retention incentive to address the risk that Mr. Goldner could be recruited away from the Company by a competitive offer in the future.

In addition, from January 1, 2010 through March 26, 2010, there were stock options, contingent stock performance awards and other awards outstanding under the 2003 Plan and former equity plans of the Company that vested, were earned, were exercised, expired or were forfeited. This included the payout, effective on March 5, 2010, of an aggregate of 579,952 shares of common stock which were earned pursuant to the contingent stock performance awards granted by the Company in 2007, which had a three-year performance period that ended at the end of 2009. 2006 was the first year in which the Company granted contingent stock performance awards. Those awards granted in 2006 had a performance period that ended at the end of 2008, and were paid out in February of 2009.

The table set forth below provides the number of shares earned under the Company’s contingent stock performance awards for each of the last three years.

	Shares Earned under	Shares Earned under
	Contingent Stock	Contingent Stock
	Performance Awards in	Performance Awards in	Total Shares Earned Under
Shares Earned under	2008 and Paid in Early	2009 and Paid in Early	Contingent Stock
Contingent Stock	2009 (for performance	2010 (for performance	Performance Awards for
Performance Awards in	period from 2006 through	period from 2007 through	the years 2007, 2008 and
2007	end of 2008)*	end of 2009)	2009

0	769,615	579,952	1,349,567

*	This total includes an aggregate of 2,674 shares paid in early 2009 to the estate of a deceased employee under performance share awards which would have otherwise been potentially paid in future years.

Taking into account the foregoing changes since fiscal 2009 year end, as of March 26, 2010, under the 2003 Plan and all of the Company’s prior equity plans under which awards are still outstanding, in aggregate for the Company:

•	There are 15,033,797 shares subject to outstanding options, with a weighted average exercise price of $24.87 per share and average years remaining outstanding of 4.74 years.

•	There are a total of 1,788,930 shares subject to outstanding contingent stock performance awards (reflecting such awards at their target share numbers), and 69,287 shares subject to outstanding restricted stock units which have not vested.

•	Only approximately 2,126,284 shares remained available for future awards under the 2003 Plan, which is the Company’s only plan allowing for the current grant of equity awards.

•	Of the 2,126,284 shares remaining available for future awards under the 2003 Plan, only 682,816 shares were available for use as Full-Value Awards.

As such, if the Amendments are not approved, the Company will not have sufficient shares to make even its projected annual equity grants for fiscal 2011, assuming grant practices consistent with prior years under the 2003 Plan. The 2003 Plan is the only plan the Company has in place which provides for the grant of equity awards to employees and directors. As such, to enable the Company to continue to provide equity compensation to its officers, other key employees and directors the Company is requesting that the shareholders approve the Amendments adding shares to the total authorized shares under the 2003 Plan and increasing the number of shares which may be granted subject to Full-Value Awards under the 2003 Plan.

Increasing the per person, per year award limits under the Plan is crucial as the Compensation Committee and the Board recognize that given competitive conditions for top executive talent, and the need to retain those individuals who can make the most significant contributions to the Company’s future performance, such as the Company’s President and Chief Executive Officer, the pre-existing per person annual limits on awards are insufficient to allow for the types of grants and grant levels which may be required from time to time to properly compensate and to retain persons at the highest levels in the Company. Even with the 2010 Retention Grants which were made to Mr. Goldner in March of 2010, the Compensation Committee and the Board still believe that some level of additional equity grants to Mr. Goldner, beyond the normal annual grants, may be required to properly reflect the value to the Company of his ongoing leadership, his contribution to the Company’s business and financial performance, his continuing role in transforming the Company into a brand-driven global competitor, and to help prevent a loss of Mr. Goldner’s services to the Company through his hiring by another business willing to offer a larger compensation package.

In connection with raising the number of shares authorized under the 2003 Plan, and raising the per person per year award limits, the Amendments also effectuate a number of changes which the Company believes reflect good equity plan practices and provide enhanced protection to the Company’s shareholders under the 2003 Plan. These changes include:

•	vesting administration of the 2003 Plan in a Board committee composed entirely of independent directors;

•	placing minimum performance periods on performance awards granted under the 2003 Plan and placing minimum vesting periods on SARs granted under the 2003 Plan, each subject to limited exceptions;

•	further limiting the types of amendments to the 2003 Plan and awards under the 2003 Plan which can be made without shareholder approval;

•	providing that SARs granted under the 2003 Plan must have a strike price at least equal to the fair market value of the Company’s stock on the date of grant; and

•	providing that a merger, consolidation, reorganization, plan of liquidation, or sale of substantially all of the assets of the Company will only constitute a change in control under the 2003 Plan when such event is consummated, not when it is approved by shareholders.

If the Amendments are approved:

•	An additional 4,800,000 shares will be available for grants pursuant to awards under the 2003 Plan, meaning a total of approximately 6,926,284 shares will be available for grant.

•	Of the 6,926,284 shares available for grant, only approximately 4,792,816 shares would be available for grant pursuant to future Full-Value Awards (assuming that outstanding contingent stock performance awards are ultimately earned at their target levels, rather than a level above or below target). The remaining shares available could only be granted as stock options or SARs. For purposes of this discussion, a Full-Value Award is any stock award under the 2003 Plan other than a stock option or SAR.

Through March 26, 2010, the Company has granted Full-Value Awards under the 2003 Plan, net of forfeitures, covering approximately 3,407,184 shares. For purposes of this computation, the Company includes outstanding contingent stock performance awards at the target number of shares subject to such awards. As such, after the Amendments are approved, only approximately 4,792,816 shares will be available for future Full-Value Awards to be made under the 2003 Plan (again, assuming that the outstanding contingent stock performance awards are ultimately earned at their target level). The Company believes that the Amendments will provide enough shares to cover at least two years of annual equity grants by the Company, based upon projected grant practices.

The Board believes that approval of the Amendments, making additional shares available for future awards under the 2003 Plan, including Full-Value Awards, and increasing the per person per year limits on awards under the Plan, is critical to allow the Company to continue to attract and retain qualified individuals who can contribute to the Company’s performance, including to retain talented executives at the senior most levels of the Company.

For the reasons set forth above, the Board adopted the Amendments and unanimously recommends approval of the Amendments by the shareholders of the Company.

Description of 2003 Plan, as Amended by the Amendments

The 2003 Plan is intended to attract and retain talented employees and directors for the Company and its affiliates who are in a position to make significant contributions to the success of the Company, to reward such persons for making these contributions and to encourage such persons to take into account the long-term interests of the Company and enhancement of the Company’s value for its shareholders.

Section 162(m) of the Code places annual limitations on the deductibility by public companies of compensation in excess of $1 million paid to each of the chief executive officer and the three most highly compensated other executive officers (other than the chief financial officer), unless, among other things, the compensation is performance-based. For compensation attributable to stock options, SARs, performance shares and other equity awards to qualify as performance-based, the plan under which such stock options and SARs are granted must state a maximum number of shares with respect to which options and rights may be granted to an individual during a specified period, must specify the persons eligible to participate in the plan, must set forth the permissible performance criteria which may be used for performance awards, and must be approved by the Company’s shareholders. The 2003 Plan is intended to comply with the provisions of Section 162(m) so as to permit the Company to claim an income tax deduction for total remuneration paid in excess of $1 million in any one year to the chief executive officer or the other three most highly compensated other executive officers (other than the chief financial officer), although the Company has not requested or received, and does not expect to receive a ruling from the Internal Revenue Service to that effect. The Company is asking shareholders to approve the Amendments, in part, to satisfy the requirement under Section 162(m) regarding shareholder approval of the material terms of the 2003 Plan, including, without limitation, the performance goals described therein.

The 2003 Plan was originally adopted by the Board on February 12, 2003 and was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders. The 2003 Plan was amended by the Board on February 17, 2005 and that amendment was approved by the Company’s shareholders at the 2005 Annual Meeting of Shareholders. The 2003 Plan was further amended by the Board on February 8, 2007, and that amendment was approved by the Company’s shareholders at the 2007 Annual Meeting of Shareholders. Finally, the 2003 Plan was amended by the Board on February 5, 2009, and that amendment was approved by the Company’s shareholders at the 2009 Annual Meeting. As amended in 2009 and thereafter (but prior to the Amendments being currently proposed to shareholders), the 2003 Plan made 23,500,000 shares of Common Stock available for the grant of equity awards, 4,090,000 shares of which could be used for stock awards other than options and SARs.

The following is a summary of the 2003 Plan, as amended by the Amendments, and is therefore not complete. A complete copy of the 2003 Plan, as it existed prior to the Amendments in March 2010, is attached to this proxy statement as Appendix B, and a complete copy of the Amendments being considered by shareholders is attached to this proxy statement as Appendix C.

Administration

The 2003 Plan is administered by the Compensation Committee of the Board (the “Committee”). The Committee has the authority to establish rules for the administration of the 2003 Plan; to select the employees and directors of the Company and its affiliates to whom awards are granted; to determine the types of awards to be granted and the number of shares covered by such awards; and to set the terms and conditions of such awards (including, without limitation, but subject to the provisions described below, the power to accelerate any vesting restrictions, waive, in whole or in part, any forfeiture provisions or extend the term of any award).

The Committee may also determine whether the payment of any proceeds of any award shall or may be deferred and may authorize payments representing dividends or interest or their equivalents in connection with any deferred award. The Committee may provide that awards denominated in stock earn dividends or dividend equivalents, except that dividends and dividend equivalents may not be paid or accrued with respect to (i) outstanding options or SARs or (ii) other Awards subject to performance criteria (other than time vesting criteria) that have not yet been met. Determinations and interpretations of the Committee will be binding on all parties.

Eligibility

Employees and directors of the Company and of any other entity, including a subsidiary or joint venture, that is directly or indirectly controlled by the Company (collectively “affiliates”) are eligible to receive awards under the 2003 Plan, as are other persons who have service relationships with the Company which are covered by the 2003 Plan’s definition of “Employment”. As of March 25, 2010, there were approximately 475 employees and directors holding options or other equity awards granted under the 2003 Plan.

Incentive stock options (“ISOs”) may only be granted to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

Awards

The 2003 Plan permits granting awards for: (1) stock options, including ISOs meeting the requirements of Section 422 of the Code; (2) SARs; (3) stock awards, including restricted and unrestricted stock and deferred stock, (4) performance awards, and (5) cash awards.

Shares Available and Limits on Awards

If the Amendment is approved a total of 28,300,000 shares of Common Stock would be authorized for issuance pursuant to equity awards under the 2003 Plan. Of the 28,300,000 total authorized shares, approximately 15,269,726 shares were subject to outstanding awards and 6,103,990 shares had already been issued pursuant to awards under the 2003 Plan as of March 26, 2010. Following approval of the Amendments, and based on the number of outstanding awards as of March 26, 2010, approximately 6,926,284 shares of Common Stock would be available for future awards under the 2003 Plan (assuming that outstanding contingent stock performance awards are earned at their target level). These 6,926,284 available shares represent only approximately 4.9% of the outstanding Common Stock as of March 26, 2010. No more than 29% of the total shares authorized for issuance under the 2003 Plan since its inception, or 8,200,000 shares, may be delivered pursuant to awards other than stock options or SARs (that is, pursuant to Full-Value Awards) under the 2003 Plan after the Amendments take effect. Through March 26, 2010, the Company has granted Full-Value Awards under the Plan covering approximately 3,407,184 shares. For purposes of this computation, the Company includes outstanding contingent stock performance awards at the target number of shares subject to such awards. As such, after the Amendments are adopted, only approximately 4,792,816 shares will be available for future Full-Value Awards to be made under the 2003 Plan (again assuming that outstanding contingent stock performance awards are earned at their target level).

The number of shares that may be subject to options or SARs granted to any one individual may not exceed 2,000,000 in any calendar year. The maximum benefit that may be paid to any person under other awards which are granted in any calendar year will be: (i) to the extent paid in shares, 750,000 shares, (ii) to the extent such awards are denominated in shares but paid in cash, 750,000 shares multiplied by the fair market value of the shares on the date of payment under such awards, and, (iii) to the extent otherwise paid in cash, $10 million.

If any shares subject to an option or award under the 2003 Plan are forfeited or if any such option or award terminates, the shares previously covered by such option or award will be available for future grant or award under the plan. If another company is acquired by the Company or an affiliate in the future, any grants or awards made and any of the Company’s shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company may be deemed to be granted or awarded under the 2003 Plan, but will not decrease the number of shares available for grant or award under the 2003 Plan.

In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the Company’s capital structure, the Committee will make appropriate adjustments to reflect such change with respect to (i) the aggregate number of shares that may be issued under the 2003 Plan and the limits on certain types of awards under the 2003 Plan; (ii) the number of shares subject to awards under the 2003 Plan; and/or (iii) the price per share for any outstanding stock options, SARs and other awards under the 2003 Plan. To the extent consistent with applicable rules, the Committee may make adjustments of the type described in the preceding sentence to take into account other events and circumstances if the Committee determines such adjustments are appropriate to preserve the value of awards under the 2003 Plan.

Additional Terms of Awards

Options.  The Committee establishes the exercise price per share for options, the term of options (which cannot exceed ten years), the time at which they may be exercised and such other terms as the Committee deems appropriate, except that the exercise price of each option shall be not less than the Fair Market Value (as defined below) of the Common Stock on the date of grant.

“Fair Market Value” for purposes of the 2003 Plan shall mean the average of the high and low sales prices of the Common Stock as reported in The Wall Street Journal for New York Stock Exchange Transactions or similar successor consolidated transactions reports for the relevant date (or the comparable consolidated transaction reports for any other national securities exchange or for NASDAQ National Market Issues, if the Common Stock is admitted for trading or quotation on said exchange or market), or, if no sales of Common Stock were made on said exchange or market on that date, the average of the high and low prices of Common Stock as reported in said composite transactions report for the preceding day on which sales of Common Stock were made on said exchange or market. On March 26, 2010, the average of the high and low sales prices of the Common Stock, as reported in the New York Stock Exchange Composite Transactions, was $38.395.

Subject to the limitations described below, options will become exercisable at such time or times, and on and subject to such conditions, as the Committee may specify. Except in the case of awards made in connection with the recruitment of new employees, including new officers, or new directors, and except for a total of 5% of the shares authorized under the 2003 Plan which may be granted pursuant to shorter vesting periods, stock options shall vest in one or more installments over a total vesting period of not less than three years. Notwithstanding the foregoing, the Committee may provide for the acceleration of vesting of stock options upon the death, disability, retirement or other termination of employment or service of the participant. Unless the Committee determines otherwise, payment of the purchase price in full in cash is required upon option exercise.

Stock Appreciation Rights.  The holder of a SAR will be entitled to receive the excess of the fair market value, calculated as of the exercise date, of a specified number of shares over the grant price of the SAR. The strike price of a SAR must be no less than the fair market value of the stock on the date of grant. SARs need not be granted in tandem with stock options. SARs are also subject to the same minimum vesting period requirements set forth above for stock options.

Stock Awards.  The 2003 Plan provides for the award of restricted stock subject to forfeiture, deferred stock and unrestricted stock which is immediately vested. A stock award may provide the recipient with all of the rights of a shareholder of the Company, including the right to vote the shares and to receive any dividends.

Stock awards generally will be subject to certain conditions established by the Committee, including continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance. Except in the case of awards made in connection with the recruitment of new employees, including new officers, or new directors, and except for 5% of the shares authorized under the 2003 Plan which may be granted subject to shorter vesting periods or may be vested upon grant (which is what the Company currently does for its annual stock grants to non-employee directors, which are vested upon grant), stock awards shall vest in one or more installments over a total vesting period of not less than three years from the date of grant. Notwithstanding the foregoing, the Committee may provide for the acceleration of vesting of stock awards upon the death, disability, retirement or other termination of employment or service of the participant or as otherwise described herein.

Performance Awards.  The Committee may grant awards under the 2003 Plan other than options and SARs which are designed to qualify as performance-based compensation. In the case of grants of stock awards or cash awards, including to executive officers of the Company designated by the Committee as a “covered employee” under Section 162(m), the Committee may establish one or more performance goals for such participant or for the Company for the period of time designated by the Committee at the time of grant of the award. As an example, starting in 2006 the Company began granting contingent stock performance awards which provide the recipients with the ability to earn shares of the Company’s Common Stock based upon the Company’s achievement of stated diluted earnings per share and net revenues targets over specified performance periods.

The performance goals for each participant under a performance award shall be objectively determinable measures of performance based on any one or a combination of the following criteria: cash net earnings; core brands growth; core brands net revenues; cost control; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; economic value added; free cash flow; gross profit; net cash provided by operating activities; net earnings; earnings per share; net earnings per share; net revenues; operating margin; operating profit; return on assets; return on capital investment; return on net revenues; return on shareholders’ equity; sales; stock price; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to Russell 1000 Consumer Discretionary Index and working capital. These business criteria may be measured on a consolidated basis or on a segment, divisional, sector or other business unit basis (herein collectively “business unit”), all as selected by the Committee in each individual case. Satisfaction of performance criteria may, in the Administrator’s discretion, be determined to the extent applicable, (i) in accordance with generally accepted accounting principles applied on a consistent basis and/or (ii) exclusive of designated (a) changes in accounting principles, (b) extraordinary items, (c) material restructurings, (d) material nonrecurring items, (e) material non-budgeted items and (f) results of operations of acquisitions or divestitures consummated during the fiscal year; each of the items in this section (ii) being excluded to the extent authorized by the Administrator.

The percentage vesting of any stock award and/or cash award shall in each case be based on the percentage of the performance goal achieved, as determined by the Committee, although the Committee generally has the discretion to reduce, or refuse to make (but not to increase), payments under stock or cash awards otherwise payable as a result of the achievement of a designated percentage of a performance goal.

Cash Awards.  Cash awards generally will be subject to certain conditions established by the Committee, including continuous service with the Company, achievement of specific business objectives, or other measurements of individual, business unit or Company performance.

General.  Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon their exercise or vesting the holder will receive cash, Common Stock or any combination thereof as the Committee shall determine. Any shares of stock deliverable under the 2003 Plan may consist in whole or in part of authorized and unissued shares or treasury shares.

Neither ISOs, nor, except as the Committee otherwise expressly provides in compliance with the following sentence, other awards may be transferred other than by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order or other domestic relations order, and during a participant’s lifetime ISOs (and, except as the Committee otherwise expressly provides, other non-transferable awards requiring exercise) may be exercised only by the participant. In no case will the Administrator allow awards under the 2003 Plan to be transferred for value to persons who are not related or previously related to the award recipient. The intent of this prohibition is to prohibit programs pursuant to which award recipients would be able to sell awards in the open market to unrelated parties.

The 2003 Plan provides that immediately upon certain events constituting a Change in Control all awards become 100% vested and the value will be paid in either cash or shares of the Company’s Common Stock, in the discretion of the Committee, as soon as practicable after the Change in Control.

Number of Awards Granted Under the Plan

The awards that will be made and the amounts that will be paid pursuant to the 2003 Plan in the future are discretionary and are therefore not currently determinable.

However, the following table sets forth the number of shares (excluding shares covered by awards that did not become effective) subject to options, restricted stock, deferred stock awards and contingent stock performance awards (outstanding contingent stock performance awards for which the performance period has not ended are included at the target number of shares for such awards) granted under the 2003 Plan during the period from January 1, 2009 to March 26, 2010 to the named individuals, all current executive officers as a group, all current directors who are not executive officers and were not executive officers at the time of grant, as a group, and all employees, excluding executive officers.

Number of Shares Subject to Awards
Granted Under the 2003 Plan During
the Period From January 1,
Name and Position	2009 through March 26, 2010

Brian Goldner	1,665,183
President and Chief Executive Officer
David D.R. Hargreaves	292,170
Chief Operating Officer
Deborah Thomas	98,218
Chief Financial Officer
Barry Nagler	146,409
Chief Legal Officer and Secretary
Duncan Billing	130,769
Global Chief Development Officer
John Frascotti	132,956
Global Chief Marketing Officer
All current executive officers as a group (including the six officers above)	2,501,594
All current directors who were not executive officers at the time of grant, as a group	60,047
All employees and officers, excluding current executive officers and directors, as a group	3,926,964

Amendment or Termination

The Board or the Committee may terminate the 2003 Plan at any time, and shall have the right to amend or modify the 2003 Plan at any time, and from time to time, provided, however, that no material amendment to the terms of the 2003 Plan, including an amendment to reprice options or SARs granted under the Plan, shall become effective without shareholder approval. The 2003 Plan will terminate on December 31, 2013, unless terminated earlier by the Board or the Committee.

Federal Income Tax Consequences of Certain Awards

The following is a summary of the principal United States federal income tax consequences generally applicable to certain awards under the 2003 Plan. Note that there may be state, local, foreign and other taxes applicable to participants in the 2003 Plan.

The grant of a stock option or SAR under the 2003 Plan will generally create no immediate tax consequences for the recipient or for the Company or an affiliate employing such individual (the “employer”). An employee exercising an ISO has no taxable income for regular income tax purposes (but the alternative minimum tax may apply) in connection with the exercise, and no tax deduction is available to the employer. In general, an ISO that is exercised by the recipient more than three months following termination of employment is treated as a non-ISO for federal income tax purposes, as are stock options granted to an employee and otherwise qualifying as ISOs to the extent that in the aggregate they first become exercisable in any calendar year for stock having a grant-date value in excess of $100,000.

Upon exercising a stock option other than an ISO, the optionee has ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option exercise price, and a corresponding tax deduction is available to the employer. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares or other property received are taxable to the recipient as ordinary income and a corresponding deduction is available to the employer.

The tax consequence to an optionee of a disposition of shares acquired through the exercise of a SAR or a stock option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an ISO or by exercising a SAR or a stock option other than an ISO. An employee who disposes of shares acquired upon exercise of an ISO, if the disposition occurs within one year following the date of exercise or within two years from the date of grant of the ISO, will have income, taxable at ordinary income rates, equal in general to the spread at exercise (or, with limited exceptions, to the gain on disposition, if less), and a corresponding deduction will be available to the employer. Any additional gain recognized in the disposition will be taxed as a capital gain, either at long-term or at short-term gain rates depending on the employee’s tax holding period in the shares. If the employee does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized on a subsequent sale or exchange is treated as a long-term capital gain or loss, and no corresponding tax deduction is available to the employer. Any gain or loss recognized upon a sale or exchange of shares acquired upon exercise of a stock option other than an ISO or a SAR will be taxed as a capital gain or loss, long-term or short-term depending on the holder’s tax holding period in the shares. No deduction is available to the employer in respect of these capital gains or losses.

If cash, shares of Common Stock or other property is transferred under or in settlement of other awards under the 2003 Plan, including if shares are earned by a recipient pursuant to a contingent stock performance award which provides the opportunity to earn shares if the Company meets certain performance targets over a stated performance period, the recipient will generally recognize ordinary income at the time the property or shares are transferred to or earned by the recipient equal to the excess of (a) the cash (if any) transferred, plus the fair market value of the vested shares or other vested property (if any) transferred over (b) the amount (if any) paid for such shares or other property by the participant, and a corresponding deduction will be available to the employer. If any of the transferred shares or other property is unvested (subject to a substantial risk of forfeiture), the ordinary income associated with the transfer will be includible and measured only when the property vests (and the associated deduction will be similarly delayed), unless the award recipient makes a special election to take the awarded shares or other property into income at the time of transfer.

Some awards under the 2003 Plan could constitute or give rise to “nonqualified deferred compensation” subject to Section 409A of the Code. Where applicable, Section 409A regulates, among other things, both the deferral of compensation and the time and manner in which previously deferred amounts may be paid. The summary above assumes that the awards are exempt from, or comply with, the requirements of Section 409A.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the Amendments to the 2003 Plan is required for approval of the Amendments. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 2003 PLAN.

EQUITY COMPENSATION PLANS

The following table summarizes information, as of December 27, 2009, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units, performance shares or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of Outstanding	Exercise Price of	Plans (Excluding
	Options, Warrants	Outstanding Options,	Securities Reflected
	and Rights	Warrants and Rights	in Column(a))
Plan Category	(a)	(b)(3)	(c)

Equity compensation plans approved by shareholders(1)	14,689,079	$23.53	5,181,030	(4)
Equity compensation plans not approved by shareholders(2)	393,198	$13.56	0	(5)
Total	15,082,277	$23.23	5,181,030	(4)

(1)	The only shareholder approved plan which was in effect as of December 27, 2009 was the Company’s Restated 2003 Stock Incentive Performance Plan (the “2003 Equity Plan”).

The 1995 Stock Incentive Performance Plan (the “1995 Plan”) expired on December 31, 2005 and the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) was terminated effective as of December 31, 2005. The Company’s 1994 Stock Option Plan for Non-Employee Directors (the “1994 Plan”), which was also approved by the Company’s shareholders, was terminated effective May 14, 2003. Although no further awards may be made under the 1995 Plan, 2003 Director Plan or the 1994 Plan, awards outstanding under those plans as of the dates of their termination continue in effect in accordance with the terms of the applicable plan.

Included in shares which may be issued pursuant to outstanding awards are the target number of shares subject to outstanding contingent stock performance awards under the 2003 Equity Plan. The actual number of shares, if any, which will be issued pursuant to these awards may be higher or lower than this target number based upon the Company’s achievement of the applicable performance goals over the performance periods specified in these awards. Also included in shares to be issued pursuant to outstanding awards are shares granted to outside directors in May 2006, May 2007, May 2008 and May 2009 (as part of the yearly equity grant to outside directors) to the extent that such directors deferred receipt of those shares until they retire from the Board.

(2)	The Company’s last non-shareholder approved plan, namely the 1997 Employee Non-Qualified Stock Plan (the “1997 Plan”), expired on December 31, 2002 and no further awards may be made pursuant to the 1997 Plan, provided, however, that all awards outstanding under the 1997 Plan as of the date of its termination continued in effect in accordance with the terms of the plan.

(3)	The weighted average exercise price of outstanding options, warrants and rights excludes restricted stock units and performance-based stock awards, which do not have an exercise price.

(4)	Of these shares available for future grants, 1,390,729 shares could be issued as contingent stock performance awards, restricted stock or deferred restricted stock, or other full-value stock awards under the 2003 Plan.

(5)	The 1997 Plan expired on December 31, 2002 and no shares remain available for future grant under plans not approved by the shareholders. See Note (2) above.

1997 Employee Non-Qualified Stock Plan

Number of Shares Subject to 1997 Plan.  The 1997 Plan, prior to its termination on December 31, 2002, provided for the issuance of up to 18,000,000 shares of Common Stock pursuant to awards granted under the 1997 Plan.

Eligibility for Participation.  Any “Employee” of the Company, as the term Employee is defined in General Instruction A to Form S-8 promulgated by the Securities and Exchange Commission, was eligible to participate in the 1997 Plan.

Awards.  The 1997 Plan provided for the grant of: (1) non-qualified stock options; (2) SARs; (3) stock awards, including restricted and unrestricted stock and deferred stock, and (4) cash awards that would constitute a “derivative security” for purposes of Rule 16b-6, as promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), if not awarded pursuant to a plan satisfying the provisions of Rule 16b-3.

Terms of Options.  The exercise price of stock options granted under the 1997 Plan could not be less than the fair market value of the Common Stock on the date of grant. Options granted under the 1997 Plan were generally made exercisable in yearly installments over three years. The terms of options granted under the 1997 Plan were ten years.

Change in Control.  The 1997 Plan provided that immediately upon certain events constituting a Change in Control all awards become 100% vested and payable in cash as soon as practicable after the Change in Control.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 10, 2010 (except as noted), with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by certain persons known by the Company to be the beneficial owners of more than 5% of such stock. Unless otherwise indicated, to the Company’s knowledge each person has sole voting and dispositive power with respect to such shares.

	Amount and Nature
	of Beneficial	Percent
Name and Address of Beneficial Owner	Ownership(1)	of Class

Alan G. Hassenfeld	13,628,958 (2)	10.0%
Hassenfeld Family Initiatives LLC
101 Dyer Street Suite 401
Providence, RI 02903
FMR LLC	13,145,240 (3)	9.7%
82 Devonshire Street
Boston, Massachusetts 02109

(1)	Based upon information furnished by each shareholder or contained in filings made with the Securities and Exchange Commission. There were 136,193,881 shares of Common Stock outstanding on March 10, 2010.

(2)	Includes 6,950,921 shares held as sole trustee for the benefit of his mother, 5,643,064 shares held as sole trustee of trusts for Mr. Hassenfeld’s benefit, 4,769 shares the receipt of which is deferred until Mr. Hassenfeld leaves the Board, and currently exercisable options or options exercisable within 60 days of March 10, 2010 to purchase 295,000 shares. Mr. Hassenfeld has sole voting and investment authority with respect to all shares except those described in the following sentence, as to which he shares voting and investment authority. Also includes 571,600 shares owned by The Hassenfeld Foundation, of which Mr. Hassenfeld is an officer and director, and 154,216 shares held as one of the trustees of a trust for the benefit of his mother and her grandchildren. Mr. Hassenfeld disclaims beneficial ownership of all shares except to the extent of his proportionate pecuniary interest therein.

(3)	Includes 3,335,332 shares over which FMR LLC has sole power to vote or to direct the vote, and 13,145,240 shares over which FMR LLC has sole power to dispose or direct the disposition. Share ownership information is as of December 31, 2009 as reported in a Schedule 13G dated February 12, 2010.

Security Ownership of Management

The following table sets forth information, as of March 10, 2010, with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by each current director of the Company or nominee for election to the Board, each Named Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

	Amount and
	Nature of
	Beneficial	Percent
Name of Director, Nominee or Executive Officer(1)	Ownership	of Class

Basil L. Anderson(2)	66,253	*
Alan R. Batkin(3)	63,402	*
Duncan Billing(4)	95,158	*
Frank J. Biondi, Jr.(5)	50,447	*
Kenneth A. Bronfin(6)	7,652	*
John M. Connors, Jr.(7)	82,358	*
John Frascotti(8)	56,702	*
Michael W.O. Garrett(9)	48,055	*
E. Gordon Gee(10)	43,611	*
Brian Goldner(11)	1,030,172	*
Jack M. Greenberg(12)	42,570	*
David D.R. Hargreaves(13)	559,538	*
Alan G. Hassenfeld(14)	13,628,958	10.0
Tracy A. Leinbach(15)	7,595	*
Barry Nagler(16)	214,556	*
Edward M. Philip(17)	72,525	*
Paula Stern(18)	27,515	*
Deborah Thomas(19)	88,294	*
Alfred J. Verrecchia(20)	2,952,828	2.1
All Directors and Executive Officers as a Group (includes 20 persons)(21)	19,252,731	13.7

*	Less than one percent.

(1)	Information in this table is based upon information furnished by each director and executive officer. There were 136,193,881 shares of Common Stock outstanding on March 10, 2010.

(2)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 29,250 shares, 15,196 shares the receipt of which is deferred until Mr. Anderson retires from the Board, as well as 20,807 shares deemed to be held in Mr. Anderson’s stock unit account under the Deferred Plan.

(3)	Includes 15,196 shares the receipt of which is deferred until Mr. Batkin retires from the Board and 46,519 shares deemed to be held in Mr. Batkin’s stock unit account under the Deferred Plan.

(4)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 74,209 shares.

(5)	Represents currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 29,250 shares, 15,196 shares the receipt of which is deferred until Mr. Biondi retires from the Board, as well as 6,001 shares deemed to be held in Mr. Biondi’s stock unit account under the Deferred Plan.

(6)	Consists of 7,652 shares the receipt of which is deferred until Mr. Bronfin retires from the Board.

(7)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 18,000 shares, 15,196 shares the receipt of which is deferred until Mr. Connors retires from the Board, as well as 21,362 shares deemed to be held in Mr. Connors’ account under the Deferred Plan.

(8)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 43,724 shares.

(9)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 9,600 shares, 15,196 shares the receipt of which is deferred until Mr. Garrett retires from the Board and 13,359 shares deemed to be held in Mr. Garrett’s stock unit account under the Deferred Plan.

(10)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 12,000 shares, 7,652 shares the receipt of which is deferred until Mr. Gee retires from the Board, as well as 10,415 shares deemed to be held in Mr. Gee’s account under the Deferred Plan.

(11)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 788,070 shares, as well as 57,787 restricted stock units which are scheduled to vest on May 22, 2011. Does not include 10,202 shares held by Mr. Goldner’s wife, of which shares Mr. Goldner disclaims beneficial ownership.

(12)	Represents currently exercisable options and options exercisable within sixty day of March 10, 2010 to purchase 18,000 shares, 15,196 shares the receipt of which is deferred until Mr. Greenberg retires from the Board as well as 9,374 shares deemed to be held in Mr. Greenberg’s stock unit account under the Deferred Plan.

(13)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 420,814 shares.

(14)	See note (2) to the immediately preceding table.

(15)	Consists of 7,595 shares the receipt of which is deferred until Ms. Leinbach retires from the Board.

(16)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 153,734 shares. Does not include 12 shares held by Mr. Nagler’s daughter, as to which shares Mr. Nagler disclaims beneficial ownership.

(17)	Represents currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 29,250 shares, 15,196 shares the receipt of which is deferred until Mr. Philip retires from the Board as well as 28,079 shares deemed to be held in Mr. Philip’s stock unit account under the Deferred Plan.

(18)	Includes 4,769 shares the receipt of which is deferred until Ms. Stern retires from the Board as well as 12,319 shares deemed to be held in Ms. Stern’s stock unit account under the Deferred Plan.

(19)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase 73,326 shares.

(20)	Includes currently exercisable options and options exercisable within sixty days of March 10, 2010 to purchase an aggregate of 2,558,509 shares and 300,000 shares held in the Alfred J. Verrecchia GRAT. Does not include 150,000 shares held by Mr. Verrecchia’s wife’s GRAT and 1,875 shares owned by Mr. Verrecchia’s wife, as to which shares Mr. Verrecchia disclaims beneficial ownership.

(21)	Of these shares, all directors and executive officers as a group have sole voting and dispositive power with respect to 18,681,131 shares and have shared voting and/or dispositive power with respect to 571,600 shares. Includes 4,642,660 shares purchasable by directors and executive officers upon exercise of currently exercisable options, or options exercisable within sixty days of March 10, 2010; 170,504 shares deemed to be held in stock unit accounts under the Deferred Plan; and 57,787 restricted stock units held under the Restated 2003 Stock Incentive Performance Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent shareholders are required by regulation promulgated by the United States Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and certain written representations made by directors and executive officers that no other reports were required during the last fiscal year ended December 27, 2009, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2009.

PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR

(Proposal No. 3)

The Audit Committee has selected KPMG LLP (“KPMG”), independent registered public accounting firm, to perform the integrated audit of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 26, 2010 (“Fiscal 2010”), and the Company’s Board has ratified this selection. A representative of KPMG is expected to be present at the Meeting, will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

The Board is submitting the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2010 to the shareholders for their ratification. The Audit Committee of the Board bears the ultimate responsibility for selecting the Company’s independent registered public accounting firm and will make the selection it deems best for the Company and the Company’s shareholders. As such, the failure by the shareholders to ratify the selection of independent registered public accounting firm made by the Audit Committee will not require the Audit Committee to alter its decision. Similarly, ratification of the selection of KPMG as the independent registered public accounting firm does not limit the Committee’s ability to change this selection in the future if it deems appropriate.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the ratification of the selection of KPMG is required for approval. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2010.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board (the “Committee”) is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the Company’s Standards for Director Independence and the requirements of the New York Stock Exchange’s corporate governance listing standards.

The Committee operates under a written charter, which is available on the Company’s website (www.hasbro.com) under “Corporate — Investor Relations — Corporate Governance — Governance Highlights”. Under the charter, the Committee’s primary purpose is to:

•	Appoint the independent registered public accounting firm (hereafter referred to as the independent auditor) and oversee the independent auditor’s work; and

•	Assist the Board in its oversight of the:

•	Integrity of the Company’s financial statements;

•	Company’s compliance with legal and regulatory requirements;

•	Independent auditor’s qualifications and independence; and

•	Performance of the Company’s internal audit function and independent auditor.

In conducting its oversight function, the Committee discusses with the Company’s internal auditor and independent auditor, with and without management present, the overall scope and plans for their respective audits. The Committee also reviews the Company’s programs and key initiatives to implement and maintain effective internal controls over financial reporting and disclosure controls.

The Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors and the independent auditors the Company’s significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks.

The Committee meets with the Company’s head of internal audit, and with the independent auditors, with and without management present, to discuss the results of their audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Committee discusses with management and the independent auditors all annual and quarterly financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to their filing with the United States Securities and Exchange Commission.

The independent auditor is responsible for performing an independent integrated audit of the Company’s financial statements and effectiveness of internal control over financial reporting and issuing an opinion as to whether the financial statements conform with accounting principles generally accepted in the United States of America and an opinion as to the effectiveness of internal control over financial reporting.

The Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 27, 2009. The Committee has also reviewed and discussed with the independent auditors the matters required to be discussed by The Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Committee discussed with the independent auditors their independence from management and the Committee has received from the independent auditors the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board.

Based on its review and discussions with management and the independent auditors referred to in the preceding paragraph, the Committee recommended to the Board and the Board has approved the inclusion of the audited financial statements for the fiscal year ended December 27, 2009 in the Company’s Annual Report on Form 10-K for filing with the United States Securities and Exchange Commission. The Committee has also selected, and the Board has approved the selection of, KPMG LLP as the independent auditor for Fiscal 2010.

Report issued by Basil L. Anderson (Chair), Tracy A. Leinbach, Michael W.O. Garrett and Edward M. Philip, as the members of the Audit Committee as of the 2009 fiscal year end.

ADDITIONAL INFORMATION REGARDING
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by KPMG LLP for the audits of the Company’s annual financial statements for fiscal 2009 and 2008, as well as fees for other services rendered by KPMG to the Company during fiscal 2009 and 2008.

	2009	2008

Audit Fees(1)	$4,370,000	$4,256,500
Audit-Related Fees(2)	$201,000	$504,000
Tax Fees(3)	$796,000	$954,000
All Other Fees	—	—
Total Fees	$5,367,000	$5,714,500

(1)	Audit fees consist of services related to the integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting. Audit fees also include consultations on accounting and reporting matters, as well as services generally only the independent auditor can reasonably be expected to provide, such as statutory audits and services in connection with filings with the United States Securities and Exchange Commission.

(2)	Audit-Related Fees consist of fees for audits of financial statements of employee benefit plans, acquisition-related audits, accounting and reporting consultations related to proposed transactions and agreed upon procedures reports.

(3)	Tax Fees consist primarily of fees for tax compliance services, such as assistance with the preparation of tax returns and in connection with tax examinations, as well as fees for other tax consultations rendered to the Company.

The Audit Committee has considered whether the provision of the approved non-audit services by KPMG is compatible with maintaining KPMG’s independence and has concluded that the provision of such services is compatible with maintaining KPMG’s independence.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Consistent with the rules and regulations of the United States Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, approving compensation for and overseeing the services of the independent registered public accounting firm (hereafter referred to as the independent auditor). In fulfilling this responsibility the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be provided by the independent auditor.

Prior to engagement of the independent auditor for the fiscal year, management of the Company submits to the Audit Committee for the Committee’s pre-approval:

•	A description of, and estimated costs for, the proposed audit services to be provided by the independent auditor for that fiscal year.

•	A description of, and estimated costs for, the proposed non-audit services to be provided by the independent auditor for that fiscal year. These non-audit services are comprised of permissible audit-related, tax and other services, and descriptions and estimated costs are proposed for these permissible non-audit services.

Audit and permissible non-audit services which are pre-approved by the Audit Committee pursuant to this review may be performed by KPMG during the fiscal year. During the course of the year management periodically reports to the Audit Committee on the audit and non-audit services which are being provided to the Company pursuant to these pre-approvals.

In addition to pre-approving all audit and permissible non-audit services at the beginning of the fiscal year, the Audit Committee has also instituted a procedure for the consideration of additional services that arise during the course of the year for which the Company desires to retain KPMG. For individual projects with estimated fees of $75,000 or less which have not previously been pre-approved by the Audit Committee, the Chair of the Audit Committee is authorized to pre-approve such services. The Chair of the Committee reports any services which are pre-approved in this manner to the full Audit Committee at its next meeting. Any proposed additional projects with an estimated cost of more than $75,000 must be pre-approved by the full Audit Committee prior to the engagement of KPMG.

OTHER BUSINESS

Management knows of no other matters that may be presented to the Meeting. However, if any other matter properly comes before the Meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with a notice sent to certain street name shareholders of our Common Stock who share a single address, only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials for the year ended December 27, 2009 is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Notice of Internet Availability of the Proxy Materials, the proxy statement or our Annual Report on Form 10-K for the year ended December 27, 2009, he or she may contact Karen Warren, Senior Vice President of Investor Relations, Hasbro, Inc., 1027 Newport Avenue, Pawtucket, Rhode Island 02862, phone (401) 431-8697, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations Department using the above contact information if he or she would like to receive separate Notices of the Internet Availability of Proxy Materials or proxy statements and annual reports in the future. If you are receiving multiple copies of our Notice of Internet Availability of the Proxy Materials, annual report or proxy statement, you may request householding in the future by contacting Investor Relations at the address set forth above.

COST AND MANNER OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will reimburse them for any reasonable expenses incurred in connection therewith. The Company has also retained Morrow & Co., LLC, 470 West Avenue, Stamford CT 06902 to aid in the solicitation of proxies at an estimated cost of $11,000 plus reimbursement of reasonable out-of-pocket expenses. In addition to use of mail, proxies may be solicited by officers and employees of the Company or of Morrow & Co., LLC in person or by telephone.

It is important that your shares be represented at the Meeting. If you are unable to be present in person, you are respectfully requested to vote by Internet, by telephone or by marking, signing and dating a proxy and returning it in as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

Barry Nagler
Corporate Secretary

Dated: April 7, 2010
Pawtucket, Rhode Island

Appendix A

HASBRO, INC. STANDARDS FOR DIRECTOR INDEPENDENCE

MARCH 4, 2004

The following are the standards that will be employed by the Hasbro, Inc. (the “Company”) Board of Directors in determining issues of director independence pursuant to the Sarbanes-Oxley Act of 2002 and applicable rules of the New York Stock Exchange. For purposes of these standards (i) the Company is meant to include not only Hasbro, Inc., but all of its subsidiaries and divisions, and (ii) a director’s immediate family is deemed to include the director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law, and anyone else (other than employees) who resides in the director’s home.

•	The Board of Directors (the “Board”) must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization which has a relationship with the Company). The Company will disclose this determination in compliance with all applicable rules and regulations.

•	No director who is an employee (or whose immediate family member is an employee) of the Company can be independent until at least three years after such employment has ended.

•	No director who is affiliated with or employed by (or whose immediate family member is affiliated or employed in a professional capacity by) a present or former internal or external auditor of the Company can be independent until at least three years after the end of either the affiliation or the employment or auditing relationship.

•	No director can be independent if he or she directly or indirectly receives from the Company any fees or compensation other than that which is related solely to his or her service as a member of the Board or one of its committees. A director who accepts any consulting, advisory or other compensatory fees from the Company other than in this connection will not be considered independent. The same prohibition applies with respect to members of a director’s immediate family.

•	No director who (or whose immediate family member) is employed as an executive officer of another entity where any of the Company’s present executives serve on that entity’s compensation committee can be independent until at least three years after the end of such service or employment relationship.

•	No director who is an executive officer or an employee (or whose immediate family member is an executive officer) of an entity that makes payments to or receives payments from the Company for property or services in amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such entity’s consolidated gross revenues, can be independent until three years after falling below such threshold.

•	No director who is performing, or is a partner, member, officer, director or employee of any entity performing, paid consulting, legal, investment banking, commercial banking, accounting, financial advisory or other professional services work (“professional services”) for the Company can be independent until three years after such services have ended. Similarly, there can be no independence if a director’s immediate family member is performing, or is an executive officer or other senior executive of an entity performing, professional services for the Company, until three years after such services have ended.

Additional Relationships to Consider in Determining Director Independence

The following are suggested parameters that the Board has agreed to consider in determining whether a director has a material relationship or affiliation with the Company that would impact a finding of independence. If a director satisfies all of the criteria set forth below it would suggest that the director, absent other contrary considerations, does not have a material relationship with the Company and is independent. If a director fails to satisfy one or more of the criteria set forth below, further Board inquiry and discussion is needed to determine if the director has a material relationship with the Company or may be found independent.

A-1

Business and Professional Relationships of Directors and Their Family Members

•	The director is not currently providing personally, and has not provided personally within the past three years, property, goods or services (other than services as a member of the Board or any committees thereof) to the Company or any of its executive officers.

•	No member of the director’s immediate family is currently providing personally, or has provided personally within the past three years, property, goods or services (other than services as an unpaid intern of the Company) to the Company or any of its executive officers.

•	The director is not currently receiving personally, and has not received personally within the past three years, property, goods or services from the Company. The foregoing requirements do not apply to compensation, services or goods paid or provided to the director solely in connection with the director’s service on the Board or any committees thereof, including $1,000 or less a year in the Company’s products which may be given to the director or one or more of the director’s family members as a director benefit.

•	No member of the director’s immediate family is currently receiving personally, or has received personally within the past three years, property, goods or services from the Company, excluding the de minimus Company product benefit mentioned above. The foregoing requirements do not apply to unpaid internships provided to a member of the director’s immediate family.

•	The director is not an executive officer or employee of any entity to which the Company was indebted at any time within the past three years or which was indebted to the Company at any time within the past three years in an amount that exceeded at the end of any such year the greater of (i) 2% of such entity’s consolidated assets or (ii) $1,000,000.

Compensation

•	Notwithstanding the restriction described above with respect to direct or indirect receipt of consulting, advisory or other compensatory fees other than in connection with Board or committee service, arrangements between the Company and (i) entities affiliated with the director or (ii) immediate family members of the director, which may be deemed to provide a form of indirect compensation to the director, will not result in a loss of status as an independent director provided such relationships do not violate the requirements set forth above.

Charitable Relationships

•	The director is not an executive officer or an employee of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

•	No member of the director’s immediate family is an executive officer of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

Stock Ownership

•	The director’s stock ownership, as determined in accordance with the rules of the SEC as applied to preparation of proxy statements, does not exceed 5% of the Company’s outstanding stock.

Other Family Relationships

•	The director is not related to any other member of the Company’s board of directors or any officer of the Company.

A-2

Appendix B

HASBRO, INC.

RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

1.	Defined Terms

Exhibit A, which is incorporated herein by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.	Purpose

The Plan has been established to advance the interests of the Company and to increase shareholder value by providing for the grant to Participants of Stock-based and other incentive Awards which provide such Participants with a proprietary interest in the growth and performance of the Company and with incentives for continued service to the Company and its Affiliates.

3.	Term

The Plan shall become effective upon adoption of the Plan by the Board, subject to shareholder approval within twelve months after adoption. The Board may grant Awards under the Plan prior to such shareholder approval, but any such Award shall become effective as of the date of grant only upon such approval and, accordingly, no such Award may be exercisable prior to such approval. The Plan shall remain in effect until December 31, 2010 unless sooner terminated by the Board, subject to Section 10 hereof. After termination of the Plan, no future Awards may be granted under the Plan, but previously granted Awards shall remain outstanding in accordance with their applicable terms and conditions.

4.	Administration

The Administrator has full and exclusive discretionary authority, subject only to the express provisions of the Plan, to interpret, construe and implement the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe, implement and modify forms, rules and procedures for operation of the Plan; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties and Participants under the Plan. The Administrator shall be entitled to rely on reports, opinions, or statements of officers or employees of the Company as well as those of counsel, public accountants and other professional or expert persons. No member of the Administrator shall be subject to any individual liability with respect to the Plan.

Notwithstanding the foregoing, as is more fully set forth in Section 10 of the Plan, the Administrator may not make material amendments to the Plan or reprice Stock Options granted under the Plan without shareholder approval.

The grant of any Awards under the Plan is at the sole discretion of the Administrator. The Plan does not entitle any person eligible to participate in the Plan to any Awards and there is no guarantee that any person eligible to participate will be granted Awards under the Plan. No Participant shall have any right by reason of the grant of any Award under the Plan to continued employment by the Company. To the extent that Awards are made under the Plan, the terms of Awards may differ between different Award grants and Participants, whether or not such Participants or potential Participants are similarly situated.

The Administrator will exercise its discretion under the Plan in such a way as to comply, to the maximum extent practicable in carrying out the goals of the Plan, in a manner consistent with the requirements of Code Section 409A or an exemption from those requirements, provided, however, that neither the Administrator, the Company or the Plan shall have any liability for any failure to so comply.

5.	Shares Subject to the Plan and Limits on Awards Under the Plan

(a) Number of Shares.  A maximum of 17,500,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 6,500,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs. Notwithstanding anything in the Plan to the contrary, any shares of Stock that are issued by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares of Stock available for delivery under the Plan and the terms and conditions of any such awards shall be the original terms and conditions thereof as adjusted by or pursuant to any applicable acquisition agreements. Shares tendered in payment of an Award’s exercise price, shares withheld to pay taxes due upon an Award and shares purchased by the Company using proceeds from Awards will not increase the total number of remaining shares authorized to be delivered pursuant to Awards under the Plan, and the gross number of shares covered by any SAR Awards granted under the Plan, as opposed to the net number of shares actually delivered under SARs, will be deducted from the number of shares remaining available for delivery pursuant to Awards under the Plan.

(b) Type of Shares.  Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan. Any fractional Shares which, but for this provision, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional shares, less all applicable withholding taxes.

(c) Award Limits.  The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will together be an aggregate of 1,000,000 shares. The maximum benefit that may be paid to any person under other Awards in any calendar year will be, to the extent paid in shares, 200,000 shares, and, to the extent paid in cash, $1 million. The foregoing provisions will be construed and applied consistent with Section 162(m). No Award under the Plan may be outstanding for a term longer than ten years from the date of grant of such Award.

6.	Eligibility and Participation

The Administrator will select Participants from among key Employees and directors of the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

7.	Rules Applicable to Awards

(a) All Awards

(1) Award Provisions.  The Administrator will determine the terms of all Awards, subject to the limitations provided herein. A Participant shall have no rights with respect to the Plan, or any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions, and provisions of the Plan and the Award applicable to such Participant have been met. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant.

(2) Transferability.  Neither ISOs, nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides, other non-transferable Awards requiring exercise) may be exercised only by the Participant.

(3) Vesting, Etc.  The Administrator shall determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable, provided that, except in the case of Awards made in connection with the recruitment of new Employees (including new officers) or new directors, (i) Stock Options shall vest in equal annual installments over a period of not less than three years and (ii) Restricted Stock and Deferred Stock shall vest not earlier than three years from the grant date of the Award.

Subject to the foregoing restriction, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. The Administrator may at any time accelerate the vesting or exercisability of an Award, without being subject to the limitations set forth in the first sentence of this Section 7(a)(3), if such acceleration is associated with the death, disability, retirement or other termination of Employment or service of a Participant. For purposes of the foregoing sentence, the Administrator will have sole and conclusive power to define the types of disability, retirement or other termination of Employment or service associated with such acceleration.

The Administrator has full power and authority to determine, for each Award, how long after cessation of the Participant’s Employment or service as a director an Award requiring exercise will continue to be exercisable. Unless the Administrator expressly provides otherwise in the applicable Award agreement or through other means, immediately upon the cessation of the Participant’s Employment or service as a director an Award requiring exercise will cease to be exercisable and will terminate, and all other Awards to the extent not already vested will be forfeited, except that these default rules further provide, unless otherwise modified by the Administrator for a particular Award or Awards, that:

(A) subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment or service as a director, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months from the date of termination or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 7(a)(3)(A), and will thereupon terminate;

(B) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 7(a)(3)(B), and will thereupon terminate; and

(C) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment or service as a director will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment or service as a director has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

(4) Taxes.  The Administrator will make such provision for the withholding of all applicable taxes as it deems necessary. The Administrator may, but need not, permit a Participant to satisfy tax withholding requirements by (i) having the Participant deliver cash or a check payable to the order of the Company, (ii) holding back shares of Stock from an Award, or (iii) permitting a Participant to tender shares of Stock which have been owned by the Participant for at least six months having a Fair Market Value equal to the amount of the applicable withholding taxes. In no event may withholding taxes paid by a Participant exceed the minimum withholding required by law. Subject to the provisions of the Plan, the Administrator may, but need not, pay all or a portion of the tax liability incurred or to be incurred by a Participant as a result of Awards made to or settled by such Participant under the Plan.

(5) Dividend Equivalents, Deferrals, Etc.  The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award. Such dividend equivalents and other payments may be paid currently or may be credited to an account established under the Plan in the name of the Participant.

The Administrator may require or permit Participants to elect to defer the issuance of Stock or the settlement of Awards under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents on deferred amounts denominated in Stock.

(6) Rights Limited.  Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or an Affiliate to the Participant.

Unless otherwise determined by the Administrator, the Plan shall be unfunded and shall not create, or be construed to create, a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award under the Plan, such rights, unless otherwise determined by the Administrator, shall be no greater than the rights of an unsecured general creditor of the Company.

(7) Section 162(m).  This Section 7(a)(7) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m), other than a Stock Option or a SAR. In the case of any Performance Award to which this Section 7(a)(7) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the Performance Award, as determined by the Administrator. Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the Performance Award. No Performance Award to which this Section 7(a)(7) applies may be granted after the fifth anniversary of the approval of the Plan by shareholders of the Company until the Performance Criteria (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the shareholders of the Company in accordance with the requirements of Section 162(m), unless such grant is made contingent upon such approval.

(b) Awards Requiring Exercise

(1) Time And Manner Of Exercise.  Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(2) Exercise Price.  The exercise price of a Stock Option will not be less than the Fair Market Value of the Stock subject to the Stock Option, determined as of the date of grant.

(3) Payment Of Exercise Price.  Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a Fair Market Value equal to the exercise price, (ii) by delivery to the Company of a promissory note of the person exercising the Award, payable on such terms as are specified by the Administrator, (iii) through a broker-assisted exercise program acceptable to the Administrator, (iv) by any other means acceptable to the Administrator or (v) by any combination of the foregoing permissible forms of payment; and (b) where shares of Stock issued under an Award are part of an original issue of shares, the Award will require that at least so much of the exercise price as equals the par value of such shares be paid other than by delivery of a promissory note or its equivalent. The delivery of shares in payment of the exercise price under clause (a)(i) above in this Section 7(b)(3) may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(c) Awards Not Requiring Exercise

Awards of Restricted Stock, Deferred Stock and Unrestricted Stock may be made in exchange for past services or other lawful consideration.

8.	Effect of Certain Transactions

(a) Change in Control

(1) Upon the occurrence of an event constituting a Change in Control, all Awards outstanding on such date shall become 100% vested and the then value of such Awards, less all applicable withholding taxes, shall be paid to the Participant in cash (or, in the case of Stock Options, SARs, Restricted Stock, Unrestricted Stock, Deferred Stock and any other Awards providing for equity in the Company, either in cash or in shares of Stock, or in any combination thereof, as may be determined by the Administrator in its sole and absolute discretion) as soon as may be practicable (but in all events not later than the fifteenth (15th) day of the third month following the end of year in which the Change of Control occurs). Upon such payment, such Awards shall be cancelled.

(2) The amount of cash to be paid with respect to Stock Options, SARs, Restricted Stock, Deferred Stock, Unrestricted Stock and Performance Awards providing for shares of Stock shall be determined by multiplying the number of such Awards by (i) in the case of Restricted Stock, Unrestricted Stock, Deferred Stock and Performance Awards providing for shares of Stock, the CIC Price, provided, however, that in the case where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the number of Awards to be multiplied shall be the number of shares issued or vested pursuant to the Award as determined in accordance with the Award agreement and in the case where the performance period, if any, has not been completed upon the occurrence of a Change in Control, the number of Awards to be multiplied shall be either, as determined by the Administrator at the time of grant of the Award and set forth in the Award agreement, the (i) target number of such Awards as determined by the Administrator at the time of grant or (ii) higher of the target number of such Awards as determined by the Administrator at the time of grant and the number of shares issuable based on actual performance to date, in each case prorated based on the number of fiscal years then completed during the performance period, unless the Administrator has set forth in the applicable Award agreement that no such proration shall take place, in which case the Award would not be so prorated according to the amount of the performance period completed, (ii) in the case of Stock Options, the difference between the exercise price per share and the CIC Price, if the CIC price is higher, and (iii) in the case of SARs, the difference between the exercise or designated price per share and the CIC Price, if the CIC price is higher. In addition, all accrued dividends and dividend equivalents or interest accrued on deferred settlements shall be paid. In the case of Cash Awards the amount of cash to be paid shall be determined, (i) where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the value of such award as determined in accordance with the Award agreement and (ii) where the performance period, if any, has not been completed upon the occurrence of a Change in Control, either, as determined by the Administrator at the time of grant of the Award and set forth in the Award agreement, the (i) target value of such Awards as determined by the Administrator at the time of grant or (ii) the higher of the target value of such Awards as determined by the Administrator at the time of grant and the value of such awards based on actual performance to date, in each case prorated based on the number of fiscal years then completed during the performance period, unless the Administrator has set forth in the applicable Award agreement that no such proration shall take place, in which case the Award would not be so prorated according to the amount of the performance period completed.

(3) In the event that the Administrator determines pursuant to Section 8(a)(1) above to pay Participants the value of an equity Award in shares of Stock, the number of shares of Stock to be paid to each Participant will be determined by taking the cash value which would have been paid if the Administrator had elected to pay in cash, computed in accordance with Section 8(a)(2) above, and dividing such value by the Payout Fair Market Value of the Stock. No fractional shares of Stock will be issued. The value of any fractional share amount will be paid to the Participant in cash.

(b) Changes in and Distributions with Respect to the Stock

(1) Basic Adjustment Provisions.  In the event of a stock dividend, stock split or combination or exchange of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator will make appropriate adjustments to the maximum numbers of shares that may be delivered under the Plan and certain types of Awards under the Plan under Section 5(a) and to the maximum share limits described in Section 5(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments.  To the extent consistent with qualification of ISOs under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable, the Administrator may also make adjustments of the type described in paragraph (1) above to take into account distributions to shareholders and other changes that impact the Stock or Awards other than those provided for in Section 8(a) and 8(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

(3) Continuing Application of Plan Terms.  References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 8.

9.	Legal Conditions on Delivery of Stock

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

10.	Amendment and Termination

The Administrator may at any time terminate the Plan as to any future grants of Awards and may at any time and from time to time amend or modify the Plan or any outstanding Award for any purpose which may at the time be permitted by law; provided, however, that no material amendment to the Plan (including an amendment to reprice Stock Options granted under the Plan) shall become effective without shareholder approval; and further provided, that except as otherwise expressly provided in the Plan or required by law, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. For purposes of this Section 10, neither a termination of the Plan nor any amendment or modification to an outstanding Award under the Plan (other than to reprice Stock Options) shall be considered a material amendment to the Plan.

The Administrator may, subject to the provisions of the Plan, create sub-plans to the Plan that may incorporate such terms as it considers necessary or desirable to operate the Plan in any non-United States jurisdiction in which Participants are situated and may implement such sub-plans in the form of schedules to the Plan applicable to the specified jurisdiction, provided that any Stock issued pursuant to such sub-plans shall be counted against the limits set forth in Section 5 of the Plan. Any such sub-plans created by the Administrator may provide for greater restrictions on Awards than those set forth in the Plan, but may not provide for greater benefits to Participants than the benefits permitted under the Plan itself.

11.	Other Compensation Arrangements

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.

12.	Governing Law

The validity, construction and effect of the Plan and any action taken or relating to the Plan shall be determined in accordance with the laws of the State of Rhode Island and applicable federal law.

Exhibit A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Board or, if one or more has been appointed, the Committee. The Administrator may delegate ministerial tasks to such persons as it deems appropriate. For any Awards subject to the requirements of Section 162(m), the composition of any Committee functioning as the Administrator with respect to such Awards will meet all of the requirements of Section 162(m).

“Affiliate”: Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Deferred Stock.

(vi) Performance Awards.

(vii) Cash Awards.

“Board”: The Board of Directors of the Company.

“Cash Award”: An award denominated in cash that would constitute a “derivative security” for purposes of Rule 16b-6 or any successor Rule under the Securities Exchange Act of 1934 (the “1934 Act”) if not awarded pursuant to a plan satisfying the provisions of Rule 16b-3 under the 1934 Act. The payment of a Cash Award may be subject to such restrictions and conditions as may be established by the Administrator.

“Change in Control”: Any of the following events, except to the extent that the Administrator, in its discretion, determines to further restrict the definition of a Change in Control for any given Award or Awards under the Plan at the time that such Award or Awards are made (with any such restriction eliminating and/or narrowing one or more of the following listed events as they would constitute a Change in Control for the impacted Award(s)) :

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% [With respect to Awards made on or after May 24, 2006, the preceding “20%” is replaced with “35%”] or more of either (i) the then outstanding shares of the Stock (the “Outstanding Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control:

(a) any acquisition directly from the Company or any of its subsidiaries;

(b) any acquisition by the Company or any of its subsidiaries;

(c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries;

(d) any acquisition by Alan or Sylvia Hassenfeld, members of their respective immediate families, or heirs of Alan or Sylvia Hassenfeld or of any member of their respective immediate families, the Sylvia Hassenfeld Trust, the Merrill Hassenfeld Trust, the Alan Hassenfeld Trust, The Hassenfeld Foundation, any trust or foundation established by or for the primary benefit of any of the foregoing or controlled by one or more of any of the foregoing, or any affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the 1934 Act) of any of the foregoing; or

(e) any acquisition by any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and the Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Stock and Outstanding Voting Securities, as the case may be; or

(ii) Individuals who, as of the effective date of the Plan constitute the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents; or

(iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Stock and Outstanding Voting Securities, as the case may be; or

(iv) Approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Stock and Outstanding Voting Securities, as the case may be.

“CIC Price”: The higher of (i) the highest price paid for a share of the Stock in the transaction or series of transactions pursuant to which a Change in Control shall have occurred, or (ii) the highest reported sales price of a share of the Stock during the 60 day period immediately preceding the date upon which the event constituting a Change in Control shall have occurred. To the extent that the consideration paid in any transaction or series of transactions described in (i) above consists in whole or in part of non-cash consideration, the value of such non-cash consideration shall be determined in the sole discretion of the Administrator.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Committee”: One or more committees of the Board meeting any applicable legal and other requirements.

“Company”: Hasbro, Inc.

“Deferred Stock”: An unfunded and unsecured promise to deliver Stock or other securities in the future on specified terms.

“Employee”: Any person who has an Employment relationship with the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and/or its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in the instructions to Form S-8 promulgated by the Securities and Exchange Commission to the Company or any of its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

“Fair Market Value”: The average of the high and low sales prices of the Stock as reported in The Wall Street Journal for New York Stock Exchange Transactions or similar successor consolidated transactions reports for the relevant date (or the comparable consolidated transaction reports for any other national securities exchange or NASDAQ National Market Issues, if the Stock is admitted for trading or quotation on said exchange or market), or, if no sales of the Stock were made on said exchange or market on that date, the average of the high and low prices of the Stock as reported in said composite transactions report for the preceding day on which sales of the Stock were made on said exchange or market. If the Stock is not then trading on an exchange or quoted in NASDAQ National Market Issues, then Fair Market Value shall be the mean between the bid and asked prices for the relevant over-the-counter transaction on such date or the preceding day on which sales of Stock were made over-the-counter, or if there are not such transactions, Fair Market Value shall be determined in good faith by the Administrator. Notwithstanding the foregoing, for purposes of valuing Stock delivered to the Company by a Participant in payment of the exercise price of a Stock Option or Stock delivered or withheld in payment of applicable tax withholding, if the Participant sells, on a national securities exchange, or on NASDAQ or over-the-counter, the Stock acquired on the same day as the date of exercise, the Administrator shall have the discretion to deem the per share Fair Market Value of the Stock so delivered or withheld to be the actual sales price per share of the Stock so sold. Under no circumstances shall Fair Market Value be less than the par value of the Stock.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”: A person who is granted an Award under the Plan.

“Payout Fair Market Value”: The average of the Fair Market Values of the Stock for the ten trading days immediately preceding the date on which the Change in Control shall have occurred.

“Performance Award”: An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”: Specified criteria the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any one or any combination of the following criteria (determined either (i) on a consolidated basis or, (ii) as the context permits and as determined by the

Administrator, on a segment, divisional, sector, subsidiary, business unit, line of business, project or geographical basis or on the basis of one or more designated products or brands (herein collectively “business unit”), or in combinations thereof, all as selected by the Administrator in each individual case): net earnings; earnings per share; net earnings per share; stock price; net revenues; gross profit; operating profit; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; cost control; cash net earnings; return on assets; return on capital investment; return on shareholders’ equity; return on net revenues; net cash provided by operating activities; working capital; economic value added; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to the Russell 1000 Consumer Discretionary Index; sales; core brands growth; core brands net revenues; operating margin; and free cash flow. Performance goals utilizing the foregoing business criteria may be based upon the achievement of specified levels of consolidated or other business unit performance under one or more of the measures described above relative to internal targets, the past performance of the Company or relevant business unit, or the past, present or future performance of other corporations or their relevant business units. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. In setting the Performance Criteria the Administrator intends to set goals which are indicative of strong performance. Satisfaction of Performance Criteria may, in the Administrator’s discretion, be determined to the extent applicable, (i) in accordance with generally accepted accounting principles applied on a consistent basis and/or (ii) exclusive of designated (a) changes in accounting principles, (b) extraordinary items, (c) material restructurings, (d) material nonrecurring items, (e) material non-budgeted items and (f) results of operations of acquisitions or divestitures consummated during the fiscal year; each of the items in this section (ii) being excluded to the extent authorized by the Administrator.

“Plan”: The Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan as from time to time amended and in effect.

“Restricted Stock”: An Award of Stock for so long as the Stock remains subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Section 162(m)”: Section 162(m) of the Code, or any successor provision.

“SARs”: Rights entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

“Stock”: Common Stock of the Company, par value $.50 per share.

“Stock Options”: Options entitling the recipient to acquire shares of Stock upon payment of the exercise price. Stock Options can be either ISO’s or non-incentive options.

“Unrestricted Stock”: An Award of Stock not subject to any restrictions under the Plan.

FIRST AMENDMENT TO

HASBRO, INC. RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”) is hereby amended in the manner set forth below, such amendment to be effective as of the effective time of approval of this First Amendment to Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “First Amendment”) by the shareholders of Hasbro, Inc. (the “Company”).

Notwithstanding the foregoing, this First Amendment shall only become effective if approved by the Company’s shareholders at the Company’s 2009 Annual Meeting of Shareholders, or any adjournment thereof.

1. The first two sentences of Section 5(a) of the 2003 Plan are deleted and replaced in their entirety with the following:

“A maximum of 23,500,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 4,090,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs.”

2. The third sentence of Section 3 of the 2003 Plan is deleted and replaced in its entirety with the following:

“The Plan shall remain in effect until December 31, 2013 unless sooner terminated by the Board, subject to Section 10 hereof.”

3. Subsections (a)(ii) and (b) of the first sentence of Section 7(b)(3) of the Plan are removed and the remaining subsections of subsection (a) renumbered such that Section 7(b)(3) now reads in its entirety as follows:

‘‘(3) Payment Of Exercise Price.   Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a Fair Market Value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by any other means acceptable to the Administrator or (iv) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (a)(i) above in this Section 7(b)(3) may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.”

4. The first sentence of Section 7(a)(5) of the 2003 Plan is deleted and replaced in its entirety with the following:

“The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award, provided that no such cash dividends or distributions will be paid or accrued with respect to Awards subject to performance criteria (other than time vesting criteria) that have not yet been met.”

Appendix C

[Proposed for Adoption at the 2010 Annual Meeting]

SECOND AMENDMENT TO

HASBRO, INC. RESTATED 2003 STOCK INCENTIVE PERFORMANCE PLAN

The Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”) is hereby amended in the manner set forth below, such amendment to be effective as of the effective time of approval of this Second Amendment to Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan (the “Second Amendment”) by the shareholders of Hasbro, Inc. (the “Company”).

Notwithstanding the foregoing, this Second Amendment shall only become effective if approved by the Company’s shareholders at the Company’s 2010 Annual Meeting of Shareholders, or any adjournment thereof.

1. The first two sentences of Section 5(a) of the 2003 Plan are hereby deleted and replaced in their entirety with the following:

“A maximum of 28,300,000 shares of Stock may be delivered pursuant to Awards under the Plan. No more than 8,200,000 shares of Stock may be delivered pursuant to Awards other than Stock Options or SARs.”

2. Section 5(c) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

‘‘(c) Award Limits.  The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will together be an aggregate of 2,000,000 shares. The maximum benefit that may be paid to any person under other Awards which are granted in any calendar year will be: (i) to the extent paid in shares, 750,000 shares, (ii) to the extent such Awards are denominated in shares but paid in cash, 750,000 shares multiplied by the Fair Market Value of the shares on the date of payment under such Awards, and, (iii) to the extent otherwise paid in cash, $10 million. The foregoing provisions will be construed and applied consistent with Section 162(m). No Award under the Plan may be outstanding for a term longer than ten years from the date of grant of such Award.”

3. Section 7(a)(2) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

‘‘(2) Transferability.  Neither ISOs, nor, except as the Administrator otherwise expressly provides consistent with the following sentence, other Awards may be transferred other than by will, a qualified domestic relations order or other domestic relations order, or by the laws of descent and distribution, and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides, other Awards requiring exercise) may be exercised only by the Participant. The Administrator may provide that Awards may be transferable by gift or as part of estate planning transactions, provided that in no case will the Administrator allow for transfers of Awards for value to persons who are not related or previously related to the Participant making the transfer.”

4. The first sentence of Section 7(a)(3) of the 2003 Plan is hereby deleted and replaced in its entirety with the following two sentences:

“The Administrator shall determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable, provided that, except in the case of Awards made in connection with the recruitment of new Employees (including new officers) or new directors and except as otherwise permitted under Section 10 of the Plan, (i) Stock Options and SARs shall vest in one or more installments over a total vesting period of not less than three years, such that a Stock Option or SAR award will not become vested for the full number of shares subject to the Award over a period of less than three years from the date of grant of the Award, (ii) Restricted Stock and Deferred Stock shall vest in one or more installments over a total vesting period of not less than three years, such that a Restricted Stock or Deferred Stock award will not become vested for the full number of shares subject to the Award over a period of less than three years from the date of grant of the Award, and (iii) Performance Awards must have a performance period of at least one year. Notwithstanding the foregoing restrictions, up to 5% of the shares authorized under the Plan may be granted under Awards subject to shorter performance, vesting, or other periods, including subject to being immediately vested upon grant.”

The remainder of Section 7(a)(3) is not amended by this Amendment.

5. Section 7(a)(4) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“(4) Taxes.  The Administrator will make such provision for the withholding of all applicable taxes as it deems necessary. The Administrator may, but need not, permit a Participant to satisfy tax withholding requirements by (i) having the Participant deliver cash or a check payable to the order of the Company, (ii) holding back shares of Stock from an Award, or (iii) permitting a Participant to tender shares of Stock which have been owned by the Participant for at least six months having a Fair Market Value equal to the amount of the applicable withholding taxes. In no event may withholding taxes paid by a Participant exceed the minimum withholding required by law.”

6. The first sentence of Section 7(a)(5) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award, provided that no such cash dividends or distributions will be paid or accrued with respect to (i) outstanding Options or SARs or (ii) other Awards subject to performance criteria (other than time vesting criteria) that have not yet been met.

7. Section 7(b)(2) of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“(2) Exercise Price.  The exercise price of a Stock Option and the strike price of a SAR will not be less than the Fair Market Value of the Stock subject to the Stock Option or the SAR, determined as of the date of grant.”

8. The first paragraph of Section 10 of the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“The Administrator may at any time terminate the Plan as to any future grants of Awards and may at any time and from time to time amend or modify the Plan or any outstanding Award for any purpose which may at the time be permitted by law; provided, however, that no material amendment to the Plan (including an amendment to reprice Stock Options or SARs granted under the Plan) shall become effective without shareholder approval; and further provided, that except as otherwise expressly provided in the Plan or required by law, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. For purposes of this Section 10 the following shall be considered material amendments to the Plan: (i) increasing benefits already accrued to Participants under the Plan (other than in compliance with clause (iv) of this sentence), (ii) increasing the number of shares that may be issued under the Plan, (iii) modifying the requirements for participation in the Plan or (iv) waiving restrictions (such as accelerating the vesting period or waiving other Award restrictions), except in the case of death, disability, retirement, termination of employment or a Change in Control, provided that the Administrator may waive restrictions with respect to Awards covering up to an aggregate of 5% of the total shares authorized under the Plan for reasons other than those specified in the exceptions set forth in this clause (iv). For purposes of this Section 10, neither a termination of the Plan nor any amendment or modification to an outstanding Award under the Plan (other than to reprice Stock Options or SARs or otherwise to effect a change deemed material under the prior sentences of this Section 10) shall be considered a material amendment to the Plan.

9. The definition of “Administrator” in the 2003 Plan is hereby deleted and replaced in its entirety with the following:

““Administrator”: A Committee appointed by the Board to be the Administrator which is composed entirely of independent directors. The Administrator may delegate ministerial tasks to such persons as it deems appropriate. For any Awards subject to the requirements of Section 162(m), the composition of any Committee functioning as the Administrator with respect to such Awards will meet all of the requirements of Section 162(m).”

10. The definition of “Cash Award” in the 2003 Plan is hereby deleted and replaced in its entirety with the following:

“Cash Award”: An award denominated in cash. The payment of a Cash Award may be subject to such restrictions and conditions as may be established by the Administrator.”

11. The definition of “Change in Control” in the 2003 Plan is amended to replace the phrase “Approval by the shareholders of the Company”, which appears at the beginning of both subsection (iii) and subsection (iv) of such definition, with the word “Consummation”.

002CS-1B058

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
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Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Election of Directors For Terms Expiring in 2011 — The Board of Directors recommends a vote FOR all of the nominees listed.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold	+

01 - Basil L. Anderson	☐	☐	02 - Alan R. Batkin	☐	☐	03 - Frank J. Biondi, Jr.	☐	☐
04 - Kenneth A. Bronfin	☐	☐	05 - John M. Connors, Jr.	☐	☐	06 - Michael W.O. Garrett	☐	☐
07 - Brian Goldner	☐	☐	08 - Jack M. Greenberg	☐	☐	09 - Alan G. Hassenfeld	☐	☐
10 - Tracy A. Leinbach	☐	☐	11 - Edward M. Philip	☐	☐	12 - Alfred J. Verrecchia	☐	☐

B Company Proposals — The Board of Directors recommends a vote FOR Proposal 2 and FOR Proposal 3.

		For	Against	Abstain			For	Against	Abstain

2.	Approval of Amendments to the Restated 2003 Stock Incentive Performance Plan.	☐	☐	☐	3.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2010.	☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.

Dear Fellow Shareowner:
You are cordially invited to attend the 2010 Annual Meeting of Shareholders of Hasbro, Inc. to be held at 11:00 a.m., EDT on Thursday, May 20, 2010, at 1027 Newport Avenue, Pawtucket, Rhode Island. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.
Your Vote Matters. Whether or not you plan to attend the 2010 Annual Meeting, it is important that your shares be voted. Please follow the instructions on the other side of this proxy card. You may, of course, attend the 2010 Annual Meeting and vote in person, even if you have previously voted. I am looking forward to seeing you there.
Sincerely,
Alfred J. Verrecchia
Chairman of the Board
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

HASBRO, INC. 1027 Newport Avenue Pawtucket, Rl 02862	+

Annual Meeting of Shareholders – May 20, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Hasbro, Inc. (the “Company”) and hereby appoints BRIAN GOLDNER and ALFRED J. VERRECCHIA and each of them, with full power of substitution to each of them, as attorneys and proxies to appear and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 20, 2010 at 11:00 a.m., EDT at 1027 Newport Avenue, Pawtucket, Rhode Island, and at any adjournment thereof.
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND IN SUPPORT OF MANAGEMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
PLEASE MARK ON REVERSE SIDE AND SIGN AND DATE BELOW AND PROMPTLY MAIL IN THE ENCLOSED ENVELOPE.
CONTINUED ON REVERSE SIDE AND TO BE SIGNED BELOW
YOUR VOTE IS IMPORTANT

C Non-Voting Items
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Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.	+